UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Life of fund A
VIP Value Strategies Portfolio - Initial Class	-8.81%	-1.24%	4.88%
VIP Value Strategies Portfolio - Service Class	-8.85%	-1.33%	4.77%
VIP Value Strategies Portfolio - Service Class 2	-9.04%	-1.50%	4.68%
VIP Value Strategies Portfolio - Investor Class B	-8.92%	-1.34%	4.80%

A From February 20, 2002.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Thomas Soviero, Portfolio Manager of VIP Value Strategies Portfolio: For the year, the fund's share classes significantly underperformed the Russell Midcap® Value Index, which returned -1.38%. (For specific portfolio results, please refer to the performance section of this report.) The fund was hurt by security selection in consumer staples - particularly in food/beverage/tobacco - and in health care. An overweighting in information technology dampened results further, particularly within the lagging semiconductors and semiconductor equipment industry, as did an underweighting in the defensive utilities sector and investments in consumer discretionary. The biggest individual detractors included Canadian soft drink manufacturer Cott, semiconductor firm Spansion, wireless telecommunication services company NII Holdings, pharmaceutical company Zogenix and Canadian natural foods processor SunOpta. Conversely, the fund was helped by security selection in materials and an underweighting in the weak financials sector. Phosphates producer Innophos Holdings was the top contributor, with the fund's results also receiving a boost from international telecom company Global Crossing - which was acquired by Level 3 Communications in October - and energy firms C&J Energy Services and Cabot Oil & Gas. Most of the stocks I've mentioned were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.70%
Actual		$ 1,000.00	$ 858.20	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class	.79%
Actual		$ 1,000.00	$ 857.60	$ 3.70
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.94%
Actual		$ 1,000.00	$ 856.30	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.78%
Actual		$ 1,000.00	$ 857.80	$ 3.65
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	5.5	4.7
GameStop Corp. Class A	4.7	4.0
Cott Corp.	4.4	3.7
Innophos Holdings, Inc.	2.9	2.3
Target Corp.	2.7	0.0
The AES Corp.	2.3	1.9
PPG Industries, Inc.	2.3	1.9
AFLAC, Inc.	2.2	1.0
Union Pacific Corp.	1.8	1.4
PulteGroup, Inc.	1.6	0.7
	30.4
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.0	16.5
Materials	14.5	13.4
Information Technology	13.9	12.3
Financials	8.9	9.4
Industrials	8.9	11.3
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 98.0%		Stocks 97.0%
	Bonds 0.1%		Bonds 0.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 2.9%
*Foreign investments	17.0%	**Foreign investments	19.6%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 21.7%
Auto Components - 1.0%
Delphi Automotive PLC	66,315	$ 1,285,583
TRW Automotive Holdings Corp. (a)	48,700	1,587,620
		2,873,203
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	11,836	792,990
General Motors Co. (a)	60,300	1,222,281
Volkswagen AG	6,015	807,000
		2,822,271
Diversified Consumer Services - 0.9%
Service Corp. International	233,400	2,485,710
Hotels, Restaurants & Leisure - 2.3%
Ameristar Casinos, Inc.	93,374	1,614,436
Cedar Fair LP (depository unit)	75,480	1,622,820
O'Charleys, Inc. (a)	131,545	722,182
Wyndham Worldwide Corp.	66,333	2,509,377
		6,468,815
Household Durables - 3.9%
KB Home	73,806	495,976
Lennar Corp. Class A	65,214	1,281,455
Newell Rubbermaid, Inc.	24,000	387,600
PulteGroup, Inc. (a)	720,690	4,547,554
Ryland Group, Inc.	48,600	765,936
Standard Pacific Corp. (a)(d)	741,107	2,356,720
Techtronic Industries Co. Ltd.	1,271,500	1,308,074
		11,143,315
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	60,903	1,942,197
Media - 1.9%
Omnicom Group, Inc.	39,988	1,782,665
Regal Entertainment Group Class A (d)	74,800	893,112
Valassis Communications, Inc. (a)(d)	113,511	2,182,817
Virgin Media, Inc.	28,200	602,916
		5,461,510
Multiline Retail - 2.7%
Target Corp.	147,900	7,575,438
Specialty Retail - 7.3%
Advance Auto Parts, Inc.	50,680	3,528,848
Asbury Automotive Group, Inc. (a)	157,159	3,388,348
Casual Male Retail Group, Inc. (a)	127,192	434,997
GameStop Corp. Class A (a)(d)	554,138	13,371,350
		20,723,543
TOTAL CONSUMER DISCRETIONARY		61,496,002
CONSUMER STAPLES - 7.1%
Beverages - 4.6%
China New Borun Corp. ADR (a)(d)	209,236	654,909
Cott Corp. (a)	1,971,857	12,391,874
		13,046,783

	Shares	Value
Food & Staples Retailing - 0.6%
SUPERVALU, Inc.	90,200	$ 732,424
United Natural Foods, Inc. (a)	24,900	996,249
		1,728,673
Food Products - 1.9%
Bunge Ltd.	17,600	1,006,720
Calavo Growers, Inc. (d)	75,472	1,938,121
SunOpta, Inc. (a)	502,615	2,422,605
		5,367,446
TOTAL CONSUMER STAPLES		20,142,902
ENERGY - 5.4%
Energy Equipment & Services - 1.9%
C&J Energy Services, Inc. (a)(e)	113,214	2,132,612
Ensco International Ltd. ADR	24,500	1,149,540
Halliburton Co.	60,900	2,101,659
		5,383,811
Oil, Gas & Consumable Fuels - 3.5%
Cabot Oil & Gas Corp.	50,100	3,802,590
Denbury Resources, Inc. (a)	166,720	2,517,472
Forest Oil Corp. (a)	49,495	670,657
Suncor Energy, Inc.	23,800	686,610
Valero Energy Corp.	23,900	503,095
Williams Companies, Inc.	50,300	1,660,906
		9,841,330
TOTAL ENERGY		15,225,141
FINANCIALS - 8.9%
Commercial Banks - 3.2%
BB&T Corp.	146,169	3,679,074
Regions Financial Corp.	259,337	1,115,149
U.S. Bancorp	158,316	4,282,448
		9,076,671
Insurance - 4.7%
AFLAC, Inc.	143,245	6,196,779
American International Group, Inc. (a)	49,600	1,150,720
Assurant, Inc.	25,800	1,059,348
Lincoln National Corp.	166,900	3,241,198
Unum Group	79,940	1,684,336
		13,332,381
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	63,219	992,538
Host Hotels & Resorts, Inc.	66,100	976,297
		1,968,835
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Class A (a)	66,300	783,666
TOTAL FINANCIALS		25,161,553
Common Stocks - continued
	Shares	Value
HEALTH CARE - 7.5%
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	248,800	$ 1,328,592
C. R. Bard, Inc.	24,600	2,103,300
Covidien PLC	36,550	1,645,116
Hill-Rom Holdings, Inc.	17,100	576,099
Orthofix International NV (a)	30,700	1,081,561
		6,734,668
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	26,302	1,993,955
Universal Health Services, Inc. Class B	92,486	3,594,006
		5,587,961
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc. (a)	58,800	2,053,884
PerkinElmer, Inc.	68,800	1,376,000
		3,429,884
Pharmaceuticals - 1.9%
Johnson & Johnson	50,000	3,279,000
Zogenix, Inc. (a)(d)	1,006,139	2,253,751
		5,532,751
TOTAL HEALTH CARE		21,285,264
INDUSTRIALS - 8.9%
Aerospace & Defense - 2.6%
Alliant Techsystems, Inc.	57,700	3,298,132
Esterline Technologies Corp. (a)	32,478	1,817,794
GeoEye, Inc. (a)	36,653	814,430
Textron, Inc.	71,333	1,318,947
		7,249,303
Building Products - 0.7%
Armstrong World Industries, Inc.	24,578	1,078,237
Owens Corning (a)	30,789	884,260
		1,962,497
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc.	48,144	690,385
Construction & Engineering - 0.4%
Quanta Services, Inc. (a)	49,200	1,059,768
Electrical Equipment - 0.4%
Regal-Beloit Corp.	20,300	1,034,691
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	57,071	2,528,245
Machinery - 1.8%
Blount International, Inc. (a)	93,096	1,351,754
Ingersoll-Rand PLC	68,500	2,087,195
Stanley Black & Decker, Inc.	23,680	1,600,768
		5,039,717
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	148,247	441,776

	Shares	Value
Road & Rail - 1.8%
Union Pacific Corp.	48,400	$ 5,127,496
TOTAL INDUSTRIALS		25,133,878
INFORMATION TECHNOLOGY - 13.9%
Communications Equipment - 0.9%
Cisco Systems, Inc.	68,400	1,236,672
Comverse Technology, Inc. (a)	199,534	1,368,803
		2,605,475
Computers & Peripherals - 1.9%
Apple, Inc. (a)	6,800	2,754,000
SanDisk Corp. (a)	24,907	1,225,673
Western Digital Corp. (a)	45,976	1,422,957
		5,402,630
Electronic Equipment & Components - 1.3%
Anixter International, Inc. (a)	22,320	1,331,165
Arrow Electronics, Inc. (a)	45,443	1,700,023
DDi Corp.	58,900	549,537
		3,580,725
IT Services - 1.1%
Acxiom Corp. (a)	70,218	857,362
Fidelity National Information Services, Inc.	85,640	2,277,168
		3,134,530
Office Electronics - 0.5%
Xerox Corp.	182,569	1,453,249
Semiconductors & Semiconductor Equipment - 6.5%
Fairchild Semiconductor International, Inc. (a)	100,800	1,213,632
Intersil Corp. Class A	251,622	2,626,934
KLA-Tencor Corp.	56,820	2,741,565
Lam Research Corp. (a)	69,000	2,554,380
Marvell Technology Group Ltd. (a)	265,200	3,673,020
Micron Technology, Inc. (a)	142,042	893,444
ON Semiconductor Corp. (a)	395,091	3,050,103
Spansion, Inc. Class A (a)	204,457	1,692,904
		18,445,982
Software - 1.7%
Microsoft Corp.	142,476	3,698,677
Nuance Communications, Inc. (a)	49,600	1,247,936
		4,946,613
TOTAL INFORMATION TECHNOLOGY		39,569,204
MATERIALS - 14.5%
Chemicals - 13.2%
Ashland, Inc.	28,200	1,611,912
Innophos Holdings, Inc.	170,680	8,288,221
LyondellBasell Industries NV Class A	480,976	15,626,909
PPG Industries, Inc.	76,800	6,412,032
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Solutia, Inc.	137,264	$ 2,371,922
W.R. Grace & Co. (a)	71,272	3,272,810
		37,583,806
Metals & Mining - 1.3%
Carpenter Technology Corp.	28,204	1,451,942
Haynes International, Inc.	5,500	300,300
Newcrest Mining Ltd.	40,515	1,226,407
Titanium Metals Corp.	47,700	714,546
		3,693,195
TOTAL MATERIALS		41,277,001
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
CenturyLink, Inc.	63,255	2,353,086
Cogent Communications Group, Inc. (a)	104,542	1,765,714
Level 3 Communications, Inc. (a)	185,165	3,145,953
		7,264,753
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	63,177	1,345,670
TOTAL TELECOMMUNICATION SERVICES		8,610,423
UTILITIES - 6.9%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	72,200	2,982,582
FirstEnergy Corp.	41,531	1,839,823
		4,822,405
Independent Power Producers & Energy Traders - 3.9%
Calpine Corp. (a)	273,037	4,458,694
The AES Corp. (a)	559,892	6,629,121
		11,087,815
Multi-Utilities - 1.3%
Alliant Energy Corp.	37,300	1,645,303
Sempra Energy	35,161	1,933,855
		3,579,158
TOTAL UTILITIES		19,489,378
TOTAL COMMON STOCKS (Cost $270,581,538)		277,390,746
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (e) (Cost $679,000)	700	586,093
Nonconvertible Bonds - 0.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Chukchansi Economic Development Authority 8% 11/15/13 (e) (Cost $301,856)	$ 355,000	$ 228,975
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	5,800,249	5,800,249
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	6,852,127	6,852,127
TOTAL MONEY MARKET FUNDS (Cost $12,652,376)		12,652,376
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $284,214,770)		290,858,190
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(7,280,573)
NET ASSETS - 100%		$ 283,577,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,947,680 or 1.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,606
Fidelity Securities Lending Cash Central Fund	114,616
Total	$ 127,222
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 62,082,095	$ 60,210,419	$ 1,871,676	$ -
Consumer Staples	20,142,902	20,142,902	-	-
Energy	15,225,141	13,092,529	2,132,612	-
Financials	25,161,553	25,161,553	-	-
Health Care	21,285,264	21,285,264	-	-
Industrials	25,133,878	25,133,878	-	-
Information Technology	39,569,204	39,569,204	-	-
Materials	41,277,001	41,277,001	-	-
Telecommunication Services	8,610,423	8,610,423	-	-
Utilities	19,489,378	19,489,378	-	-
Corporate Bonds	228,975	-	228,975	-
Money Market Funds	12,652,376	12,652,376	-	-
Total Investments in Securities:	$ 290,858,190	$ 286,624,927	$ 4,233,263	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.0%
Netherlands	5.5%
Canada	5.5%
Bermuda	1.7%
Ireland	1.3%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $6,501,095) - See accompanying schedule: Unaffiliated issuers (cost $271,562,394)	$ 278,205,814
Fidelity Central Funds (cost $12,652,376)	12,652,376
Total Investments (cost $284,214,770)		$ 290,858,190
Receivable for fund shares sold		46,098
Dividends receivable		114,101
Interest receivable		3,589
Distributions receivable from Fidelity Central Funds		4,526
Prepaid expenses		902
Other receivables		2,582
Total assets		291,029,988

Liabilities
Payable for fund shares redeemed	$ 369,051
Accrued management fee	132,507
Distribution and service plan fees payable	28,433
Other affiliated payables	28,773
Other payables and accrued expenses	41,480
Collateral on securities loaned, at value	6,852,127
Total liabilities		7,452,371

Net Assets		$ 283,577,617
Net Assets consist of:
Paid in capital		$ 373,295,805
Undistributed net investment income		14,750
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,375,862)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,642,924
Net Assets		$ 283,577,617

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($77,432,392 ÷ 8,822,389 shares)	$ 8.78

Service Class: Net Asset Value, offering price and redemption price per share ($27,695,225 ÷ 3,162,584 shares)	$ 8.76

Service Class 2: Net Asset Value, offering price and redemption price per share ($122,640,650 ÷ 13,884,452 shares)	$ 8.83

Investor Class: Net Asset Value, offering price and redemption price per share ($55,809,350 ÷ 6,385,424 shares)	$ 8.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 3,712,341
Special dividends		1,778,916
Interest		51,715
Income from Fidelity Central Funds		127,222
Total income		5,670,194

Expenses
Management fee	$ 1,824,551
Transfer agent fees	299,076
Distribution and service plan fees	409,350
Accounting and security lending fees	128,759
Custodian fees and expenses	18,173
Independent trustees' compensation	1,863
Audit	57,751
Legal	1,255
Miscellaneous	3,686
Total expenses before reductions	2,744,464
Expense reductions	(16,645)	2,727,819
Net investment income (loss)		2,942,375
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,397,131
Foreign currency transactions	5,205
Total net realized gain (loss)		23,402,336
Change in net unrealized appreciation (depreciation) on: Investment securities	(55,213,145)
Assets and liabilities in foreign currencies	205
Total change in net unrealized appreciation (depreciation)		(55,212,940)
Net gain (loss)		(31,810,604)
Net increase (decrease) in net assets resulting from operations		$ (28,868,229)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,942,375	$ 988,992
Net realized gain (loss)	23,402,336	17,169,129
Change in net unrealized appreciation (depreciation)	(55,212,940)	53,908,482
Net increase (decrease) in net assets resulting from operations	(28,868,229)	72,066,603
Distributions to shareholders from net investment income	(2,744,535)	(1,278,453)
Share transactions - net increase (decrease)	(35,855,285)	(18,798,502)
Total increase (decrease) in net assets	(67,468,049)	51,989,648

Net Assets
Beginning of period	351,045,666	299,056,018
End of period (including undistributed net investment income of $14,750 and distributions in excess of net investment income of $227,717, respectively)	$ 283,577,617	$ 351,045,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 7.73	$ 4.93	$ 12.57	$ 13.47
Income from Investment Operations
Net investment income (loss) C	.10 F	.04 G	.03	.07	.06
Net realized and unrealized gain (loss)	(.96)	2.02	2.81	(5.52)	.71
Total from investment operations	(.86)	2.06	2.84	(5.45)	.77
Distributions from net investment income	(.10)	(.05)	(.03)	(.07)	(.15)
Distributions from net realized gain	-	-	-	(2.13)	(1.52)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.10)	(.05)	(.04)	(2.19) I	(1.67)
Net asset value, end of period	$ 8.78	$ 9.74	$ 7.73	$ 4.93	$ 12.57
Total Return A,B	(8.81)%	26.63%	57.59%	(51.12)%	5.64%
Ratios to Average Net Assets D,H
Expenses before reductions	.70%	.72%	.75%	.74%	.70%
Expenses net of fee waivers, if any	.70%	.71%	.75%	.74%	.70%
Expenses net of all reductions	.70%	.70%	.74%	.74%	.70%
Net investment income (loss)	1.04% F	.44% G	.57%	.90%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,432	$ 90,459	$ 76,479	$ 52,414	$ 131,665
Portfolio turnover rate E	42%	89%	172%	138%	197%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .28%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.19 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.71	$ 7.71	$ 4.92	$ 12.54	$ 13.42
Income from Investment Operations
Net investment income (loss) C	.09 F	.03 G	.03	.07	.05
Net realized and unrealized gain (loss)	(.95)	2.01	2.79	(5.51)	.71
Total from investment operations	(.86)	2.04	2.82	(5.44)	.76
Distributions from net investment income	(.09)	(.04)	(.02)	(.06)	(.12)
Distributions from net realized gain	-	-	-	(2.13)	(1.52)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.09)	(.04)	(.03)	(2.18) I	(1.64)
Net asset value, end of period	$ 8.76	$ 9.71	$ 7.71	$ 4.92	$ 12.54
Total Return A,B	(8.85)%	26.45%	57.40%	(51.17)%	5.60%
Ratios to Average Net Assets D,H
Expenses before reductions	.80%	.81%	.84%	.83%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.84%	.83%	.80%
Expenses net of all reductions	.79%	.79%	83%	.83%	.79%
Net investment income (loss)	.94% F	.35% G	.48%	.80%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,695	$ 35,780	$ 33,533	$ 21,294	$ 63,242
Portfolio turnover rate E	42%	89%	172%	138%	197%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.18 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 7.77	$ 4.96	$ 12.62	$ 13.49
Income from Investment Operations
Net investment income (loss) C	.08 F	.02 G	.02	.05	.03
Net realized and unrealized gain (loss)	(.97)	2.03	2.81	(5.54)	.70
Total from investment operations	(.89)	2.05	2.83	(5.49)	.73
Distributions from net investment income	(.07)	(.03)	(.01)	(.05)	(.08)
Distributions from net realized gain	-	-	-	(2.13)	(1.52)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.07)	(.03)	(.02)	(2.17) I	(1.60)
Net asset value, end of period	$ 8.83	$ 9.79	$ 7.77	$ 4.96	$ 12.62
Total Return A,B	(9.04)%	26.34%	57.15%	(51.28)%	5.36%
Ratios to Average Net Assets D,H
Expenses before reductions	.95%	.96%	.99%	.99%	.95%
Expenses net of fee waivers, if any	.95%	.95%	.99%	.99%	.95%
Expenses net of all reductions	.94%	.94%	98%	98%	.95%
Net investment income (loss)	.79% F	.20% G	.33%	.65%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,641	$ 162,391	$ 139,458	$ 85,974	$ 216,166
Portfolio turnover rate E	42%	89%	172%	138%	197%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.17 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.70	$ 7.70	$ 4.91	$ 12.53	$ 13.43
Income from Investment Operations
Net investment income (loss) C	.09 F	.03 G	.03	.07	.05
Net realized and unrealized gain (loss)	(.96)	2.01	2.79	(5.51)	.70
Total from investment operations	(.87)	2.04	2.82	(5.44)	.75
Distributions from net investment income	(.09)	(.04)	(.02)	(.06)	(.13)
Distributions from net realized gain	-	-	-	(2.13)	(1.52)
Tax return of capital	-	-	(.01)	-	-
Total distributions	(.09)	(.04)	(.03)	(2.18) I	(1.65)
Net asset value, end of period	$ 8.74	$ 9.70	$ 7.70	$ 4.91	$ 12.53
Total Return A,B	(8.92)%	26.51%	57.51%	(51.20)%	5.53%
Ratios to Average Net Assets D,H
Expenses before reductions	.78%	.80%	.84%	.83%	.82%
Expenses net of fee waivers, if any	.78%	.79%	.84%	.83%	.82%
Expenses net of all reductions	.78%	.78%	.83%	83%	.81%
Net investment income (loss)	.96% F	.36% G	.48%	.81%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,809	$ 62,416	$ 49,586	$ 29,121	$ 70,472
Portfolio turnover rate E	42%	89%	172%	138%	197%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.18 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,225,470
Gross unrealized depreciation	(32,777,065)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,448,405

Tax Cost	$ 284,409,785

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (96,166,099)
Net unrealized appreciation (depreciation)	$ 6,447,909

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (45,722,325)
2017	(50,443,774)
Total with expiration	$ (96,166,099)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 2,744,535	$ 1,278,453

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $134,432,554 and $167,646,880, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 30,616
Service Class 2	378,734
$ 409,350

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 67,325
Service Class	22,344
Service Class 2	111,998
Investor Class	97,409
$ 299,076

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,298 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,038 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $114,616. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 1,368
Service Class	494
Service Class 2	2,447
Investor Class	980
$ 5,289

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,200 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $156.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 866,164	$ 442,492
Service Class	245,784	142,647
Service Class 2	1,048,717	431,373
Investor Class	583,870	261,941
Total	$ 2,744,535	$ 1,278,453

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	1,520,846	2,501,187	$ 14,287,631	$ 21,250,203
Reinvestment of distributions	101,902	46,141	866,164	442,492
Shares redeemed	(2,091,817)	(3,150,871)	(20,064,606)	(26,092,333)
Net increase (decrease)	(469,069)	(603,543)	$ (4,910,811)	$ (4,399,638)
Service Class
Shares sold	607,385	1,049,158	$ 5,549,249	$ 9,061,518
Reinvestment of distributions	28,984	14,906	245,784	142,647
Shares redeemed	(1,158,368)	(1,729,159)	(11,308,393)	(14,276,958)
Net increase (decrease)	(521,999)	(665,095)	$ (5,513,360)	$ (5,072,793)
Service Class 2
Shares sold	3,076,448	5,715,026	$ 29,814,169	$ 48,723,280
Reinvestment of distributions	122,514	44,702	1,048,717	431,373
Shares redeemed	(5,899,060)	(7,112,873)	(55,837,837)	(59,410,945)
Net increase (decrease)	(2,700,098)	(1,353,145)	$ (24,974,951)	$ (10,256,292)
Investor Class
Shares sold	1,794,080	2,535,356	$ 16,949,297	$ 21,780,728
Reinvestment of distributions	68,934	27,400	583,870	261,941
Shares redeemed	(1,915,339)	(2,566,473)	(17,989,330)	(21,112,448)
Net increase (decrease)	(52,325)	(3,717)	$ (456,163)	$ 930,221

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividend distributed in December during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2010 and the total expense ratio of Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPVS-ANN-0212
1.781994.109

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Dynamic Capital Appreciation Portfolio - Initial Class	-2.69%	-0.26%	4.87%
VIP Dynamic Capital Appreciation Portfolio - Service Class	-2.68%	-0.36%	4.77%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	-2.77%	-0.50%	4.59%
VIP Dynamic Capital Appreciation Portfolio - Investor Class A	-2.64%	-0.33%	4.83%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from J. Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio: For the past year, the fund's share classes fell considerably short of the S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus our benchmark, unrewarding stock selection in industrials - especially our airline positions - weighed on the fund's results. Weak picks and an underweighting in the relatively strong-performing energy sector also detracted, as did security selection in materials and information technology. Avoiding utilities - by far the period's best-performing sector - had a negative impact as well. Air carrier United Continental Holdings was the fund's biggest individual detractor and also its largest holding. Earlier in the period, airline stocks were hampered by rising crude oil prices, while recession fear stymied their progress later in the year. Similar comments apply to US Airways Group, our third-largest detractor. Also detracting from the fund's results were Virgin Media, a firm that provides telephone, cable television and broadband Internet services, mainly to customers in the United Kingdom, and French telecom equipment provider Alcatel-Lucent, the latter of which I sold. All of the detractors I've mentioned were out-of-benchmark positions. Conversely, overweighting the consumer discretionary sector was a good call, on balance, especially the consumer services group. My picks in retailing also added value but were mostly cancelled out by unrewarding stock selection elsewhere in the sector. In financials - by far the weakest-performing sector during the period - a sizable underweighting provided a large performance boost. Here, too, the benefit was muted by unrewarding stock selection. The top individual contributor was off-price clothing and home furnishings retailer TJX Companies, which was aided by consumers' penchant for bargain-hunting in a sluggish economy. Also bolstering the fund's results was drug maker Biogen Idec and minimal exposure to weak-performing benchmark component Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.85%
Actual		$ 1,000.00	$ 922.00	$ 4.12
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.94%
Actual		$ 1,000.00	$ 921.60	$ 4.55
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2	1.10%
Actual		$ 1,000.00	$ 922.40	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class	.93%
Actual		$ 1,000.00	$ 922.30	$ 4.51
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
United Continental Holdings, Inc.	4.4	4.8
Apple, Inc.	3.6	3.3
Occidental Petroleum Corp.	3.5	3.0
Lorillard, Inc.	3.3	2.2
TJX Companies, Inc.	3.2	2.2
Virgin Media, Inc.	2.8	4.4
Biogen Idec, Inc.	2.8	2.5
Citigroup, Inc.	2.5	0.0
Reynolds American, Inc.	2.3	1.4
Bed Bath & Beyond, Inc.	2.3	1.4
	30.7
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.5	29.9
Information Technology	12.9	11.4
Financials	12.6	2.6
Industrials	12.2	16.9
Consumer Staples	9.2	10.5
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 92.1%		Stocks 93.7%
	Short-Term Investments and Net Other Assets 7.9%		Short-Term nvestments and Net Other Assets 6.3%
* Foreign investments	3.2%	** Foreign investments	14.2%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
CONSUMER DISCRETIONARY - 31.5%
Automobiles - 1.8%
Ford Motor Co.	83,318	$ 896,502
Diversified Consumer Services - 0.7%
ITT Educational Services, Inc. (a)(d)	5,996	341,112
Hotels, Restaurants & Leisure - 5.9%
Arcos Dorados Holdings, Inc.	7,300	149,869
Chipotle Mexican Grill, Inc. (a)	858	289,781
McDonald's Corp.	6,348	636,895
Paddy Power PLC (Ireland)	13,142	757,245
Starbucks Corp.	15,352	706,346
Starwood Hotels & Resorts Worldwide, Inc.	6,406	307,296
		2,847,432
Media - 5.9%
Interpublic Group of Companies, Inc.	92,178	896,892
Time Warner, Inc.	16,985	613,838
Virgin Media, Inc.	64,424	1,377,385
		2,888,115
Multiline Retail - 0.3%
Dollar General Corp. (a)	3,509	144,360
Specialty Retail - 12.1%
Bed Bath & Beyond, Inc. (a)	19,510	1,130,995
DSW, Inc. Class A	23,835	1,053,745
Express, Inc.	22,361	445,878
Home Depot, Inc.	3,470	145,879
Limited Brands, Inc.	9,246	373,076
Lowe's Companies, Inc.	2,000	50,760
Tiffany & Co., Inc.	4,796	317,783
TJX Companies, Inc.	24,110	1,556,301
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	6,161	399,972
Williams-Sonoma, Inc.	11,361	437,399
		5,911,788
Textiles, Apparel & Luxury Goods - 4.8%
Coach, Inc.	7,959	485,817
Oxford Industries, Inc.	10,255	462,706
PVH Corp.	16,024	1,129,532
VF Corp.	2,000	253,980
		2,332,035
TOTAL CONSUMER DISCRETIONARY		15,361,344
CONSUMER STAPLES - 9.2%
Food & Staples Retailing - 1.3%
Fresh Market, Inc. (a)(d)	5,847	233,295
Whole Foods Market, Inc.	5,937	413,096
		646,391
Food Products - 0.4%
Mead Johnson Nutrition Co. Class A	2,500	171,825

	Shares	Value
Personal Products - 1.9%
Elizabeth Arden, Inc. (a)	7,273	$ 269,392
Nu Skin Enterprises, Inc. Class A	13,295	645,738
		915,130
Tobacco - 5.6%
Lorillard, Inc.	14,022	1,598,508
Reynolds American, Inc.	27,350	1,132,837
		2,731,345
TOTAL CONSUMER STAPLES		4,464,691
ENERGY - 9.1%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	12,614	613,545
National Oilwell Varco, Inc.	7,553	513,528
Oceaneering International, Inc.	3,623	167,129
		1,294,202
Oil, Gas & Consumable Fuels - 6.5%
Chevron Corp.	9,559	1,017,078
Hess Corp.	8,000	454,400
Occidental Petroleum Corp.	18,044	1,690,723
		3,162,201
TOTAL ENERGY		4,456,403
FINANCIALS - 12.6%
Capital Markets - 1.9%
Morgan Stanley	51,912	785,429
UBS AG (a)	9,940	117,934
		903,363
Commercial Banks - 5.2%
BB&T Corp.	15,939	401,185
Comerica, Inc.	9,000	232,200
Fifth Third Bancorp	44,949	571,751
Huntington Bancshares, Inc.	15,000	82,350
Regions Financial Corp.	15,029	64,625
SunTrust Banks, Inc.	20,464	362,213
Wells Fargo & Co.	28,985	798,827
		2,513,151
Diversified Financial Services - 4.1%
Bank of America Corp.	30,000	166,800
Citigroup, Inc.	45,929	1,208,392
JPMorgan Chase & Co.	19,022	632,482
		2,007,674
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	45,799	697,061
TOTAL FINANCIALS		6,121,249
HEALTH CARE - 4.6%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (a)	4,962	354,783
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	4,000	$ 256,840
Biogen Idec, Inc. (a)	12,419	1,366,711
		1,978,334
Pharmaceuticals - 0.5%
Shire PLC	7,200	250,254
TOTAL HEALTH CARE		2,228,588
INDUSTRIALS - 12.2%
Aerospace & Defense - 1.7%
Textron, Inc.	45,067	833,289
Airlines - 5.2%
United Continental Holdings, Inc. (a)(d)	114,207	2,155,082
US Airways Group, Inc. (a)(d)	71,126	360,609
		2,515,691
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	1,274	99,270
Electrical Equipment - 0.4%
Emerson Electric Co.	4,415	205,695
Industrial Conglomerates - 1.2%
Danaher Corp.	12,498	587,906
Machinery - 1.9%
Cummins, Inc.	1,451	127,717
Greenbrier Companies, Inc. (a)	6,066	147,282
Joy Global, Inc.	2,018	151,289
Trinity Industries, Inc.	4,250	127,755
Wabtec Corp.	5,089	355,976
		910,019
Professional Services - 0.7%
Robert Half International, Inc.	12,871	366,309
Trading Companies & Distributors - 0.9%
Air Lease Corp. Class A (d)	10,830	256,779
WESCO International, Inc. (a)	3,200	169,632
		426,411
TOTAL INDUSTRIALS		5,944,590
INFORMATION TECHNOLOGY - 12.9%
Computers & Peripherals - 3.6%
Apple, Inc. (a)	4,363	1,767,015
Internet Software & Services - 2.4%
eBay, Inc. (a)	2,478	75,158
VeriSign, Inc.	30,359	1,084,423
		1,159,581

	Shares	Value
IT Services - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	1,621	$ 104,247
Paychex, Inc.	8,381	252,352
		356,599
Semiconductors & Semiconductor Equipment - 1.3%
Altera Corp.	10,577	392,407
ASML Holding NV	6,285	262,650
		655,057
Software - 4.9%
Ariba, Inc. (a)	26,440	742,435
Autodesk, Inc. (a)	14,931	452,857
Citrix Systems, Inc. (a)	8,744	530,936
Intuit, Inc.	12,372	650,643
		2,376,871
TOTAL INFORMATION TECHNOLOGY		6,315,123
TOTAL COMMON STOCKS (Cost $42,315,998)		44,891,988
Money Market Funds - 9.2%

Fidelity Cash Central Fund, 0.11% (b)	3,908,723	3,908,723
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	607,640	607,640
TOTAL MONEY MARKET FUNDS (Cost $4,516,363)		4,516,363
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $46,832,361)		49,408,351
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(649,243)
NET ASSETS - 100%		$ 48,759,108
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,221
Fidelity Securities Lending Cash Central Fund	8,085
Total	$ 12,306
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 15,361,344	$ 15,361,344	$ -	$ -
Consumer Staples	4,464,691	4,464,691	-	-
Energy	4,456,403	4,456,403	-	-
Financials	6,121,249	6,003,315	117,934	-
Health Care	2,228,588	1,978,334	250,254	-
Industrials	5,944,590	5,944,590	-	-
Information Technology	6,315,123	6,315,123	-	-
Money Market Funds	4,516,363	4,516,363	-	-
Total Investments in Securities:	$ 49,408,351	$ 49,040,163	$ 368,188	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $586,322) - See accompanying schedule: Unaffiliated issuers (cost $42,315,998)	$ 44,891,988
Fidelity Central Funds (cost $4,516,363)	4,516,363
Total Investments (cost $46,832,361)		$ 49,408,351
Foreign currency held at value (cost $458)		459
Receivable for fund shares sold		1,789
Dividends receivable		33,855
Distributions receivable from Fidelity Central Funds		1,186
Prepaid expenses		141
Receivable from investment adviser for expense reductions		1,155
Other receivables		1,272
Total assets		49,448,208

Liabilities
Payable for fund shares redeemed	$ 10,850
Accrued management fee	23,163
Distribution and service plan fees payable	2,537
Other affiliated payables	5,989
Other payables and accrued expenses	38,921
Collateral on securities loaned, at value	607,640
Total liabilities		689,100

Net Assets		$ 48,759,108
Net Assets consist of:
Paid in capital		$ 49,669,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,486,295)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,575,991
Net Assets		$ 48,759,108

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($13,816,538 ÷ 1,680,047 shares)	$ 8.22

Service Class: Net Asset Value, offering price and redemption price per share ($141,424 ÷ 17,305 shares)	$ 8.17

Service Class 2: Net Asset Value, offering price and redemption price per share ($12,013,933 ÷ 1,487,780 shares)	$ 8.08

Investor Class: Net Asset Value, offering price and redemption price per share ($22,787,213 ÷ 2,773,129 shares)	$ 8.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 604,597
Income from Fidelity Central Funds		12,306
Total income		616,903

Expenses
Management fee	$ 302,499
Transfer agent fees	68,018
Distribution and service plan fees	32,994
Accounting and security lending fees	21,771
Custodian fees and expenses	50,637
Independent trustees' compensation	309
Audit	42,327
Legal	204
Miscellaneous	526
Total expenses before reductions	519,285
Expense reductions	(10,603)	508,682
Net investment income (loss)		108,221
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,451,259
Foreign currency transactions	(146)
Total net realized gain (loss)		3,451,113
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,899,964)
Assets and liabilities in foreign currencies	69
Total change in net unrealized appreciation (depreciation)		(4,899,895)
Net gain (loss)		(1,448,782)
Net increase (decrease) in net assets resulting from operations		$ (1,340,561)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 108,221	$ (65,655)
Net realized gain (loss)	3,451,113	(906,611)
Change in net unrealized appreciation (depreciation)	(4,899,895)	9,842,647
Net increase (decrease) in net assets resulting from operations	(1,340,561)	8,870,381
Distributions to shareholders from net investment income	(83,148)	(111,880)
Share transactions - net increase (decrease)	(7,669,372)	(73,862)
Total increase (decrease) in net assets	(9,093,081)	8,684,639

Net Assets
Beginning of period	57,852,189	49,167,550
End of period	$ 48,759,108	$ 57,852,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.47	$ 7.17	$ 5.28	$ 9.13	$ 9.61
Income from Investment Operations
Net investment income (loss) C	.03	- G	.03	.03	.04
Net realized and unrealized gain (loss)	(.26)	1.32	1.88	(3.78)	.65
Total from investment operations	(.23)	1.32	1.91	(3.75)	.69
Distributions from net investment income	(.02)	(.02)	(.02)	(.05)	(.04)
Distributions from net realized gain	-	-	-	(.05)	(1.13)
Total distributions	(.02)	(.02)	(.02)	(.10)	(1.17)
Net asset value, end of period	$ 8.22	$ 8.47	$ 7.17	$ 5.28	$ 9.13
Total Return A, B	(2.69)%	18.41%	36.10%	(41.23)%	7.12%
Ratios to Average Net Assets D, F
Expenses before reductions	.87%	.88%	.93%	.84%	.77%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.84%	.77%
Expenses net of all reductions	.84%	.83%	.83%	.84%	.76%
Net investment income (loss)	.30%	(.02)%	.50%	.42%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,817	$ 18,907	$ 16,986	$ 15,794	$ 42,887
Portfolio turnover rate E	168%	206%	221%	161%	138%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 7.14	$ 5.25	$ 9.07	$ 9.56
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.02	.02	.03
Net realized and unrealized gain (loss)	(.25)	1.30	1.88	(3.75)	.64
Total from investment operations	(.23)	1.29	1.90	(3.73)	.67
Distributions from net investment income	(.01)	(.02)	(.01)	(.04)	(.03)
Distributions from net realized gain	-	-	-	(.05)	(1.13)
Total distributions	(.01)	(.02)	(.01)	(.09)	(1.16)
Net asset value, end of period	$ 8.17	$ 8.41	$ 7.14	$ 5.25	$ 9.07
Total Return A, B	(2.68)%	18.06%	36.17%	(41.30)%	6.93%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.96%	1.02%	.94%	.86%
Expenses net of fee waivers, if any	.95%	.95%	.95%	.94%	.86%
Expenses net of all reductions	.94%	.93%	.94%	.93%	.86%
Net investment income (loss)	.20%	(.12)%	.40%	.32%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 141	$ 181	$ 217	$ 226	$ 666
Portfolio turnover rate E	168%	206%	221%	161%	138%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 7.06	$ 5.20	$ 8.98	$ 9.48
Income from Investment Operations
Net investment income (loss) C	- G	(.02)	.01	.01	.01
Net realized and unrealized gain (loss)	(.23)	1.29	1.85	(3.70)	.63
Total from investment operations	(.23)	1.27	1.86	(3.69)	.64
Distributions from net investment income	-	(.02)	- G	(.04)	(.01)
Distributions from net realized gain	-	-	-	(.05)	(1.13)
Total distributions	-	(.02)	- G	(.09)	(1.14)
Net asset value, end of period	$ 8.08	$ 8.31	$ 7.06	$ 5.20	$ 8.98
Total Return A, B	(2.77)%	17.99%	35.79%	(41.35)%	6.73%
Ratios to Average Net Assets D, F
Expenses before reductions	1.11%	1.13%	1.19%	1.12%	1.04%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.04%
Expenses net of all reductions	1.09%	1.08%	1.08%	1.09%	1.03%
Net investment income (loss)	.05%	(.27)%	.25%	.16%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,014	$ 14,492	$ 14,190	$ 11,801	$ 22,687
Portfolio turnover rate E	168%	206%	221%	161%	138%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.46	$ 7.17	$ 5.28	$ 9.12	$ 9.61
Income from Investment Operations
Net investment income (loss) C	.02	(.01)	.02	.02	.03
Net realized and unrealized gain (loss)	(.24)	1.32	1.88	(3.76)	.64
Total from investment operations	(.22)	1.31	1.90	(3.74)	.67
Distributions from net investment income	(.02)	(.02)	(.01)	(.05)	(.03)
Distributions from net realized gain	-	-	-	(.05)	(1.13)
Total distributions	(.02)	(.02)	(.01)	(.10)	(1.16)
Net asset value, end of period	$ 8.22	$ 8.46	$ 7.17	$ 5.28	$ 9.12
Total Return A, B	(2.64)%	18.27%	36.01%	(41.25)%	6.91%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.96%	1.03%	.93%	.88%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.93%	.88%
Expenses net of all reductions	.92%	.91%	.91%	.92%	.88%
Net investment income (loss)	.22%	(.10)%	.43%	.33%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,787	$ 24,271	$ 17,775	$ 14,097	$ 32,062
Portfolio turnover rate E	168%	206%	221%	161%	138%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,980,673
Gross unrealized depreciation	(4,720,063)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,260,610

Tax Cost	$ 47,147,741

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,170,915)
Net unrealized appreciation (depreciation)	$ 2,260,610

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (1,970,664)
2018	(1,200,251)
Total with expiration	$ (3,170,915)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 83,148	$ 111,880

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,005,787 and $96,725,738, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 162
Service Class 2	32,832
$ 32,994

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 15,289
Service Class	121
Service Class 2	11,628
Investor Class	40,980
$ 68,018

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,519 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $171 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,085. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fees, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/Waiver
Initial Class	.85%	$ 2,628
Service Class	.95%	3
Service Class 2	1.10%	1,507
Investor Class	.93%	1,829
		$ 5,967

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,636 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 37,100	$ 38,548
Service Class	243	484
Service Class 2	-	31,994
Investor Class	45,805	40,854
Total	$ 83,148	$ 111,880

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	128,856	527,464	$ 1,113,861	$ 4,026,651
Reinvestment of distributions	4,586	5,636	37,100	38,548
Shares redeemed	(686,582)	(667,514)	(5,878,442)	(5,023,881)
Net increase (decrease)	(553,140)	(134,414)	$ (4,727,481)	$ (958,682)
Service Class
Shares sold	6	2,960	$ 55	$ 21,858
Reinvestment of distributions	30	71	243	484
Shares redeemed	(4,275)	(11,855)	(34,821)	(89,736)
Net increase (decrease)	(4,239)	(8,824)	$ (34,523)	$ (67,394)
Service Class 2
Shares sold	417,581	1,157,464	$ 3,450,247	$ 8,677,785
Reinvestment of distributions	-	4,754	-	31,994
Shares redeemed	(673,455)	(1,428,138)	(5,611,915)	(10,749,664)
Net increase (decrease)	(255,874)	(265,920)	$ (2,161,668)	$ (2,039,885)
Investor Class
Shares sold	648,791	1,306,376	$ 5,546,836	$ 9,953,594
Reinvestment of distributions	5,669	5,973	45,805	40,854
Shares redeemed	(750,190)	(920,849)	(6,338,341)	(7,002,349)
Net increase (decrease)	(95,730)	391,500	$ (745,700)	$ 2,992,099

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 75% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 100%, Service Class designates 100%, Service Class 2 designates 100%, and Investor Class designates 100% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class and Investor Class ranked below its competitive median for 2010 and the total expense ratio of each of Service Class and Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0212
1.751799.111

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income Portfolio - Initial Class	1.69%	-0.60%	2.59%
VIP Growth & Income Portfolio - Service Class	1.57%	-0.69%	2.48%
VIP Growth & Income Portfolio - Service Class 2	1.36%	-0.85%	2.32%
VIP Growth & Income Portfolio - Investor Class A	1.53%	-0.69%	2.51%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Matthew Fruhan, who became Portfolio Manager of VIP Growth & Income Portfolio on February 1, 2011: For the year, the fund's share classes underperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) The biggest negative impact came from security selection within the retailing and technology hardware/equipment industries. My picks in capitals goods, health care and consumer staples also detracted. The fund was hurt by an overweight in financials - especially banks - which was by far the worst-performing sector within the index. Conversely, security selection among software/services names boosted performance, as did my picks within financials, particularly diversified financials, and modest overweights in the strong-performing consumer staples sector and the pharmaceuticals/biotech/life science industry within health care. The biggest individual detractor was a sizable position in diversified financials firm JPMorgan Chase, which underperformed during the period. The fund's underweight in Philip Morris International detracted because the tobacco company increased earnings estimates, and the stock rose. I sold Philip Morris prior to period end. Within capital goods, the fund's stake in Ingersoll-Rand detracted, as the stock meaningfully underperformed after management's lack of execution resulted in disappointing second-quarter financial results and a significant downward revision to long-term earnings estimates. Another capital goods name, Koninklijke Philips Electronics, which was not in the index, suffered when the new CEO lowered long-term revenue and profit margin targets for the firm, and the stock lagged. The top individual contributor was an out-of-index stake in U.K.-based Autonomy, a provider of cloud computing services, which rose sharply in August on a takeover bid from Hewlett-Packard. I sold Autonomy shortly after the announcement, and the merger was completed in October. Also in software/services, card processor MasterCard had strong performance, based in part on higher revenue from growth in transaction volume and pricing. An overweight in restaurant chain McDonald's helped, as strong same-store sales led to positive earnings revisions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.59%
Actual		$ 1,000.00	$ 972.20	$ 2.93
HypotheticalA		$ 1,000.00	$ 1,022.23	$ 3.01
Service Class	.69%
Actual		$ 1,000.00	$ 971.60	$ 3.43
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class 2.84%
Actual		$ 1,000.00	$ 970.60	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Investor Class	.68%
Actual		$ 1,000.00	$ 971.30	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.9	2.9
Chevron Corp.	3.8	3.7
Exxon Mobil Corp.	3.6	3.6
Wells Fargo & Co.	3.5	3.7
JPMorgan Chase & Co.	3.3	3.2
General Electric Co.	2.5	0.8
Google, Inc. Class A	2.0	1.3
Procter & Gamble Co.	1.9	1.7
Merck & Co., Inc.	1.9	1.9
PepsiCo, Inc.	1.8	2.2
	28.2
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.5	16.8
Financials	17.0	18.2
Industrials	13.7	12.8
Consumer Discretionary	13.4	12.7
Energy	12.0	11.1
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 99.3%		Stocks 99.6%
	Bonds 0.2%		Bonds 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.0%	** Foreign investments	19.7%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.2%
Autoliv, Inc.	19,901	$ 1,064,504
Automobiles - 0.1%
Bayerische Motoren Werke AG (BMW)	13,655	914,860
Distributors - 0.4%
Li & Fung Ltd.	1,274,000	2,358,834
LKQ Corp. (a)	20,800	625,664
		2,984,498
Hotels, Restaurants & Leisure - 2.3%
Carnival Corp. unit	6,600	215,424
Darden Restaurants, Inc.	22,400	1,020,992
McDonald's Corp.	104,515	10,485,990
Yum! Brands, Inc.	80,488	4,749,597
		16,472,003
Household Durables - 1.4%
D.R. Horton, Inc.	210,188	2,650,471
Lennar Corp. Class A	19,800	389,070
Ryland Group, Inc.	191,659	3,020,546
Toll Brothers, Inc. (a)	210,050	4,289,221
		10,349,308
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	66,368	2,116,476
Media - 4.1%
Comcast Corp.:
Class A	3,100	73,501
Class A (special) (non-vtg.)	367,391	8,655,732
Informa PLC	37,143	208,429
Kabel Deutschland Holding AG (a)	15,900	807,082
Regal Entertainment Group Class A (d)	44,675	533,420
The Walt Disney Co.	77,473	2,905,238
Time Warner Cable, Inc.	41,444	2,634,595
Time Warner, Inc.	306,995	11,094,799
Viacom, Inc. Class B (non-vtg.)	54,571	2,478,069
		29,390,865
Multiline Retail - 1.6%
Target Corp.	228,990	11,728,868
Specialty Retail - 2.2%
Destination Maternity Corp.	26,000	434,720
Foot Locker, Inc.	8,900	212,176
Limited Brands, Inc.	21,700	875,595
Lowe's Companies, Inc.	455,678	11,565,108
Staples, Inc.	218,970	3,041,493
		16,129,092
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	4,300	546,057
TOTAL CONSUMER DISCRETIONARY		91,696,531

	Shares	Value
CONSUMER STAPLES - 11.9%
Beverages - 4.0%
Dr Pepper Snapple Group, Inc.	110,171	$ 4,349,551
Molson Coors Brewing Co. Class B	17,303	753,373
PepsiCo, Inc.	203,977	13,533,874
The Coca-Cola Co.	152,688	10,683,579
		29,320,377
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	91,464	3,729,902
Sysco Corp.	91,245	2,676,216
Walgreen Co.	96,878	3,202,787
		9,608,905
Food Products - 0.7%
Danone	73,500	4,620,872
Mead Johnson Nutrition Co. Class A	2,900	199,317
		4,820,189
Household Products - 3.8%
Colgate-Palmolive Co.	51,802	4,785,987
Kimberly-Clark Corp.	119,873	8,817,858
Procter & Gamble Co.	204,808	13,662,742
WD-40 Co.	4,372	176,673
		27,443,260
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	100,500	9,535,440
Lorillard, Inc.	49,265	5,616,210
		15,151,650
TOTAL CONSUMER STAPLES		86,344,381
ENERGY - 12.0%
Energy Equipment & Services - 0.9%
BW Offshore Ltd.	95,600	151,075
Exterran Partners LP	78,985	1,591,548
Halliburton Co.	106,680	3,681,527
Helmerich & Payne, Inc.	12,084	705,222
Schlumberger Ltd.	1,100	75,141
		6,204,513
Oil, Gas & Consumable Fuels - 11.1%
ARC Resources Ltd. (d)	61,700	1,520,689
Atlas Pipeline Partners, LP	41,100	1,526,865
Bonavista Energy Corp. (e)	30,600	783,329
Chevron Corp.	256,049	27,243,614
EXCO Resources, Inc.	80,000	836,000
Exxon Mobil Corp.	308,060	26,111,166
Inergy LP	37,560	917,215
Inergy Midstream LP	34,300	649,985
Legacy Reserves LP	31,702	895,264
Occidental Petroleum Corp.	16,600	1,555,420
Penn West Petroleum Ltd. (d)	55,400	1,098,317
Royal Dutch Shell PLC Class A (United Kingdom)	266,582	9,781,649
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Suncor Energy, Inc.	157,800	$ 4,552,400
Talisman Energy, Inc.	58,900	750,709
Williams Companies, Inc.	67,710	2,235,784
		80,458,406
TOTAL ENERGY		86,662,919
FINANCIALS - 17.0%
Capital Markets - 3.4%
Apollo Global Management LLC Class A	86,370	1,071,852
Ashmore Group PLC	510,571	2,648,598
Bank of New York Mellon Corp.	1,800	35,838
BlackRock, Inc. Class A	8,000	1,425,920
Charles Schwab Corp.	215,068	2,421,666
Goldman Sachs Group, Inc.	22,661	2,049,234
Greenhill & Co., Inc.	9,950	361,882
KKR & Co. LP	226,941	2,911,653
Morgan Stanley	193,671	2,930,242
Northern Trust Corp.	66,577	2,640,444
State Street Corp.	38,602	1,556,047
T. Rowe Price Group, Inc.	46,522	2,649,428
The Blackstone Group LP	159,285	2,231,583
		24,934,387
Commercial Banks - 7.2%
Bank of Montreal	5,400	296,300
BB&T Corp.	292,058	7,351,100
City National Corp.	6,100	269,498
Comerica, Inc.	18,300	472,140
DBS Group Holdings Ltd.	37,193	330,311
HSBC Holdings PLC sponsored ADR	6,596	251,308
Regions Financial Corp.	561,511	2,414,497
Standard Chartered PLC (United Kingdom)	88,590	1,938,693
SunTrust Banks, Inc.	197,321	3,492,582
U.S. Bancorp	367,329	9,936,249
Wells Fargo & Co.	929,153	25,607,457
		52,360,135
Diversified Financial Services - 4.4%
Citigroup, Inc.	143,800	3,783,378
JPMorgan Chase & Co.	703,852	23,403,079
KKR Financial Holdings LLC	497,490	4,343,088
		31,529,545
Insurance - 0.4%
MetLife, Inc.	32,933	1,026,851
MetLife, Inc. unit (a)	30,400	1,866,864
		2,893,715
Real Estate Investment Trusts - 1.4%
American Capital Agency Corp.	33,900	951,912
BRE Properties, Inc.	22,000	1,110,560

	Shares	Value
CBL & Associates Properties, Inc.	170,801	$ 2,681,576
Education Realty Trust, Inc.	37,500	383,625
Pennsylvania Real Estate Investment Trust (SBI)	28,200	294,408
Public Storage	23,534	3,164,382
Rayonier, Inc.	14,000	624,820
Ventas, Inc.	11,069	610,234
		9,821,517
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	129,767	1,119,889
MGIC Investment Corp. (a)	3,300	12,309
Radian Group, Inc.	94,900	222,066
		1,354,264
TOTAL FINANCIALS		122,893,563
HEALTH CARE - 10.2%
Biotechnology - 1.3%
Amgen, Inc.	133,404	8,565,871
ARIAD Pharmaceuticals, Inc. (a)	65,700	804,825
		9,370,696
Health Care Equipment & Supplies - 0.2%
Meridian Bioscience, Inc.	38,968	734,157
St. Jude Medical, Inc.	21,700	744,310
		1,478,467
Health Care Providers & Services - 1.9%
Aetna, Inc.	24,278	1,024,289
Brookdale Senior Living, Inc. (a)	111,500	1,938,985
Express Scripts, Inc. (a)	23,595	1,054,461
McKesson Corp.	80,446	6,267,548
Medco Health Solutions, Inc. (a)	23,316	1,303,364
WellPoint, Inc.	37,815	2,505,244
		14,093,891
Life Sciences Tools & Services - 0.1%
QIAGEN NV (a)	76,460	1,055,913
Pharmaceuticals - 6.7%
Abbott Laboratories	94,100	5,291,243
Cardiome Pharma Corp. (a)	76,654	201,600
GlaxoSmithKline PLC sponsored ADR	147,800	6,744,114
Johnson & Johnson	119,623	7,844,876
Merck & Co., Inc.	359,877	13,567,363
Pfizer, Inc.	484,554	10,485,749
Roche Holding AG (participation certificate)	15,560	2,637,653
Sanofi-aventis	19,887	1,453,862
		48,226,460
TOTAL HEALTH CARE		74,225,427
INDUSTRIALS - 13.7%
Aerospace & Defense - 3.7%
Honeywell International, Inc.	98,243	5,339,507
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
MTU Aero Engines Holdings AG	9,313	$ 595,987
Raytheon Co.	57,655	2,789,349
Rockwell Collins, Inc.	93,600	5,182,632
The Boeing Co.	81,900	6,007,365
United Technologies Corp.	95,664	6,992,082
		26,906,922
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	24,881	1,736,196
United Parcel Service, Inc. Class B	76,933	5,630,726
		7,366,922
Building Products - 0.8%
Lennox International, Inc.	56,810	1,917,338
Owens Corning (a)	128,268	3,683,857
		5,601,195
Commercial Services & Supplies - 0.6%
Aggreko PLC	2,490	78,004
Healthcare Services Group, Inc.	40,989	725,095
Interface, Inc. Class A	36,653	422,976
Intrum Justitia AB	15,591	244,144
Republic Services, Inc.	81,070	2,233,479
Ritchie Brothers Auctioneers, Inc. (d)	30,800	680,064
US Ecology, Inc.	12,015	225,642
		4,609,404
Electrical Equipment - 0.7%
Acuity Brands, Inc.	4,000	212,000
Emerson Electric Co.	97,135	4,525,520
Rockwell Automation, Inc.	954	69,995
Roper Industries, Inc.	3,329	289,190
Zumtobel AG	15,744	217,855
		5,314,560
Industrial Conglomerates - 4.4%
3M Co.	10,324	843,781
Danaher Corp.	103,900	4,887,456
General Electric Co.	993,424	17,792,224
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	384,283	8,050,729
Siemens AG	3,610	345,430
		31,919,620
Machinery - 1.2%
Douglas Dynamics, Inc.	99,837	1,459,617
Graco, Inc.	22,130	904,896
Ingersoll-Rand PLC	138,743	4,227,499
PACCAR, Inc.	32,158	1,204,960
Pfeiffer Vacuum Technology AG (d)	5,688	497,855
		8,294,827
Professional Services - 1.0%
Bureau Veritas SA	39,607	2,886,349

	Shares	Value
Michael Page International PLC	477,588	$ 2,587,279
Robert Half International, Inc.	48,537	1,381,363
		6,854,991
Trading Companies & Distributors - 0.3%
Watsco, Inc.	32,197	2,114,055
TOTAL INDUSTRIALS		98,982,496
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 2.1%
Cisco Systems, Inc.	534,770	9,668,642
Juniper Networks, Inc. (a)	136,835	2,792,802
QUALCOMM, Inc.	56,228	3,075,672
		15,537,116
Computers & Peripherals - 5.2%
Apple, Inc. (a)	69,524	28,157,207
EMC Corp. (a)	206,467	4,447,299
Hewlett-Packard Co.	185,775	4,785,564
		37,390,070
Electronic Equipment & Components - 0.7%
Coretronic Corp.	1,214,000	821,760
Corning, Inc.	236,808	3,073,768
Everlight Electronics Co. Ltd.	515,000	896,170
Premier Farnell PLC	177,795	497,056
		5,288,754
Internet Software & Services - 2.0%
Google, Inc. Class A (a)	22,683	14,650,950
IT Services - 5.1%
Accenture PLC Class A	14,800	787,804
Cognizant Technology Solutions Corp. Class A (a)	42,522	2,734,590
Fidelity National Information Services, Inc.	113,862	3,027,591
International Business Machines Corp.	33,500	6,159,980
MasterCard, Inc. Class A	20,711	7,721,475
Paychex, Inc.	312,762	9,417,264
Visa, Inc. Class A	67,391	6,842,208
		36,690,912
Semiconductors & Semiconductor Equipment - 0.4%
KLA-Tencor Corp.	1,455	70,204
Siliconware Precision Industries Co. Ltd. sponsored ADR	419,270	1,828,017
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	76,100	982,451
		2,880,672
Software - 2.0%
ANSYS, Inc. (a)	17,463	1,000,281
Microsoft Corp.	323,250	8,391,570
Oracle Corp.	106,287	2,726,262
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Royalblue Group PLC	20,052	$ 471,205
Solera Holdings, Inc.	34,544	1,538,590
		14,127,908
TOTAL INFORMATION TECHNOLOGY		126,566,382
MATERIALS - 0.6%
Chemicals - 0.3%
Air Products & Chemicals, Inc.	13,862	1,180,904
CF Industries Holdings, Inc.	500	72,490
E.I. du Pont de Nemours & Co.	22,243	1,018,285
		2,271,679
Metals & Mining - 0.3%
Commercial Metals Co.	64,008	885,231
Nucor Corp.	31,416	1,243,131
		2,128,362
TOTAL MATERIALS		4,400,041
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	43,644	1,623,557
Koninklijke KPN NV	152,065	1,819,720
		3,443,277
UTILITIES - 1.8%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	30,038	1,240,870
FirstEnergy Corp.	12,222	541,435
NextEra Energy, Inc.	22,647	1,378,749
PPL Corp.	65,019	1,912,859
		5,073,913
Gas Utilities - 0.3%
National Fuel Gas Co.	23,126	1,285,343
ONEOK, Inc.	8,600	745,534
		2,030,877

	Shares	Value
Multi-Utilities - 0.8%
National Grid PLC	527,839	$ 5,102,472
TECO Energy, Inc.	65,812	1,259,642
		6,362,114
TOTAL UTILITIES		13,466,904
TOTAL COMMON STOCKS (Cost $681,134,249)		708,681,921
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.7%
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	17,277	3,628,170
Health Care Providers & Services - 0.1%
Omnicare Capital Trust II Series B, 4.00%	10,300	466,796
TOTAL HEALTH CARE		4,094,966
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	16,000	877,760
TOTAL CONVERTIBLE PREFERRED STOCKS		4,972,726
Nonconvertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.7%
Porsche Automobil Holding SE (Germany)	28,798	1,541,368
Volkswagen AG	23,490	3,519,432
		5,060,800
TOTAL PREFERRED STOCKS (Cost $11,737,435)		10,033,526
Corporate Bonds - 0.2%
	Principal Amount
Convertible Bonds - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Integra LifeSciences Holdings Corp. 1.625% 12/15/16 (e)	$ 250,000	213,906
Health Care Providers & Services - 0.2%
Omnicare, Inc. 3.75% 12/15/25	710,000	983,975
TOTAL HEALTH CARE		1,197,881
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc. 5.625% 2/15/13	$ 700,000	$ 448,000
TOTAL CORPORATE BONDS (Cost $1,500,803)		1,645,881
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	3,593,162	3,593,162
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	6,594,152	6,594,152
TOTAL MONEY MARKET FUNDS (Cost $10,187,314)		10,187,314
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $704,559,801)	730,548,642
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(6,229,000)
NET ASSETS - 100%	$ 724,319,642
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $997,235 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,747
Fidelity Securities Lending Cash Central Fund	92,111
Total	$ 98,858
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 96,757,331	$ 96,757,331	$ -	$ -
Consumer Staples	86,344,381	86,344,381	-	-
Energy	86,662,919	76,881,270	9,781,649	-
Financials	122,893,563	121,026,699	1,866,864	-
Health Care	78,320,393	76,866,531	1,453,862	-
Industrials	98,982,496	98,419,211	563,285	-
Information Technology	126,566,382	126,566,382	-	-
Materials	4,400,041	4,400,041	-	-
Telecommunication Services	3,443,277	3,443,277	-	-
Utilities	14,344,664	8,364,432	5,980,232	-
Corporate Bonds	1,645,881	-	1,645,881	-
Money Market Funds	10,187,314	10,187,314	-	-
Total Investments in Securities:	$ 730,548,642	$ 709,256,869	$ 21,291,773	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 390,000
Total Realized Gain (Loss)	(65,406)
Total Unrealized Gain (Loss)	10,000
Cost of Purchases	-
Proceeds of Sales	(334,594)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.0%
United Kingdom	5.6%
Netherlands	1.5%
Canada	1.3%
France	1.3%
Germany	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $6,380,539) - See accompanying schedule: Unaffiliated issuers (cost $694,372,487)	$ 720,361,328
Fidelity Central Funds (cost $10,187,314)	10,187,314
Total Investments (cost $704,559,801)		$ 730,548,642
Cash		16,430
Foreign currency held at value (cost $10,871)		10,871
Receivable for investments sold		1,165,759
Receivable for fund shares sold		1,452,326
Dividends receivable		1,309,137
Interest receivable		16,044
Distributions receivable from Fidelity Central Funds		3,638
Prepaid expenses		1,942
Other receivables		128,665
Total assets		734,653,454

Liabilities
Payable for investments purchased	$ 2,150,652
Payable for fund shares redeemed	1,134,036
Accrued management fee	272,924
Distribution and service plan fees payable	66,529
Other affiliated payables	64,848
Other payables and accrued expenses	50,671
Collateral on securities loaned, at value	6,594,152
Total liabilities		10,333,812

Net Assets		$ 724,319,642
Net Assets consist of:
Paid in capital		$ 825,303,306
Distributions in excess of net investment income		(16,656)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,954,657)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,987,649
Net Assets		$ 724,319,642

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($262,593,801 ÷ 20,860,178 shares)	$ 12.59

Service Class: Net Asset Value, offering price and redemption price per share ($121,871,045 ÷ 9,743,658 shares)	$ 12.51

Service Class 2: Net Asset Value, offering price and redemption price per share ($273,490,983 ÷ 22,073,283 shares)	$ 12.39

Investor Class: Net Asset Value, offering price and redemption price per share ($66,363,813 ÷ 5,283,434 shares)	$ 12.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 17,524,694
Interest		78,033
Income from Fidelity Central Funds		98,858
Total income		17,701,585

Expenses
Management fee	$ 3,464,604
Transfer agent fees	624,857
Distribution and service plan fees	863,754
Accounting and security lending fees	267,365
Custodian fees and expenses	100,427
Independent trustees' compensation	4,298
Audit	60,877
Legal	3,645
Interest	143
Miscellaneous	7,429
Total expenses before reductions	5,397,399
Expense reductions	(88,578)	5,308,821
Net investment income (loss)		12,392,764
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,007,475
Foreign currency transactions	(85,016)
Total net realized gain (loss)		104,922,459
Change in net unrealized appreciation (depreciation) on: Investment securities	(105,254,152)
Assets and liabilities in foreign currencies	(7,003)
Total change in net unrealized appreciation (depreciation)		(105,261,155)
Net gain (loss)		(338,696)
Net increase (decrease) in net assets resulting from operations		$ 12,054,068

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,392,764	$ 4,329,088
Net realized gain (loss)	104,922,459	40,138,808
Change in net unrealized appreciation (depreciation)	(105,261,155)	59,568,063
Net increase (decrease) in net assets resulting from operations	12,054,068	104,035,959
Distributions to shareholders from net investment income	(12,483,991)	(4,426,980)
Share transactions - net increase (decrease)	(71,250,007)	(114,258,676)
Total increase (decrease) in net assets	(71,679,930)	(14,649,697)

Net Assets
Beginning of period	795,999,572	810,649,269
End of period (including distributions in excess of net investment income of $16,656 and distributions in excess of net investment income of $3,718, respectively)	$ 724,319,642	$ 795,999,572

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 11.07	$ 8.79	$ 17.01	$ 16.12
Income from Investment Operations
Net investment income (loss) C	.22	.08	.10	.15	.14
Net realized and unrealized gain (loss)	(.01)	1.55	2.29	(6.71)	1.73
Total from investment operations	.21	1.63	2.39	(6.56)	1.87
Distributions from net investment income	(.24)	(.08)	(.11)	(.16)	(.31)
Distributions from net realized gain	-	-	-	(1.50)	(.67)
Total distributions	(.24)	(.08)	(.11)	(1.66)	(.98) G
Net asset value, end of period	$ 12.59	$ 12.62	$ 11.07	$ 8.79	$ 17.01
Total Return A,B	1.69%	14.78%	27.20%	(41.70)%	12.12%
Ratios to Average Net Assets D,F
Expenses before reductions	.59%	.60%	.61%	.59%	.58%
Expenses net of fee waivers, if any	.59%	.59%	.61%	.59%	.58%
Expenses net of all reductions	.58%	.58%	.60%	.59%	.58%
Net investment income (loss)	1.76%	.69%	1.05%	1.15%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 262,594	$ 278,330	$ 274,101	$ 235,729	$ 446,465
Portfolio turnover rate E	126%	100.%	101%	123%	85%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.98 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.671 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.54	$ 11.00	$ 8.73	$ 16.90	$ 16.01
Income from Investment Operations
Net investment income (loss) C	.21	.07	.09	.14	.13
Net realized and unrealized gain (loss)	(.02)	1.54	2.28	(6.66)	1.71
Total from investment operations	.19	1.61	2.37	(6.52)	1.84
Distributions from net investment income	(.22)	(.07)	(.10)	(.15)	(.28)
Distributions from net realized gain	-	-	-	(1.50)	(.67)
Total distributions	(.22)	(.07)	(.10)	(1.65)	(.95) G
Net asset value, end of period	$ 12.51	$ 12.54	$ 11.00	$ 8.73	$ 16.90
Total Return A,B	1.57%	14.66%	27.16%	(41.77)%	12.00%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.69%	.70%	.69%	.68%
Expenses net of fee waivers, if any	.69%	.68%	.70%	.69%	.68%
Expenses net of all reductions	.68%	.68%	.70%	.69%	.68%
Net investment income (loss)	1.66%	.59%	.95%	1.06%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,871	$ 146,736	$ 165,361	$ 162,731	$ 371,692
Portfolio turnover rate E	126%	100%	101%	123%	85%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.95 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 10.90	$ 8.65	$ 16.76	$ 15.86
Income from Investment Operations
Net investment income (loss) C	.19	.05	.07	.12	.10
Net realized and unrealized gain (loss)	(.03)	1.53	2.26	(6.60)	1.70
Total from investment operations	.16	1.58	2.33	(6.48)	1.80
Distributions from net investment income	(.20)	(.05)	(.08)	(.13)	(.23)
Distributions from net realized gain	-	-	-	(1.50)	(.67)
Total distributions	(.20)	(.05)	(.08)	(1.63)	(.90) G
Net asset value, end of period	$ 12.39	$ 12.43	$ 10.90	$ 8.65	$ 16.76
Total Return A,B	1.36%	14.55%	27.02%	(41.90)%	11.86%
Ratios to Average Net Assets D,F
Expenses before reductions	.84%	.84%	.85%	.84%	.83%
Expenses net of fee waivers, if any	.84%	.83%	.85%	.84%	.83%
Expenses net of all reductions	.83%	.83%	.85%	.84%	.83%
Net investment income (loss)	1.51%	.44%	.80%	.91%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,491	$ 310,905	$ 319,760	$ 290,980	$ 628,130
Portfolio turnover rate E	126%	100%	101%	123%	85%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.90 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.671 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 11.05	$ 8.77	$ 16.96	$ 16.07
Income from Investment Operations
Net investment income (loss) C	.21	.07	.09	.14	.13
Net realized and unrealized gain (loss)	(.02)	1.56	2.29	(6.69)	1.73
Total from investment operations	.19	1.63	2.38	(6.55)	1.86
Distributions from net investment income	(.23)	(.08)	(.10)	(.14)	(.29)
Distributions from net realized gain	-	-	-	(1.50)	(.67)
Total distributions	(.23)	(.08)	(.10)	(1.64)	(.97) G
Net asset value, end of period	$ 12.56	$ 12.60	$ 11.05	$ 8.77	$ 16.96
Total Return A,B	1.53%	14.72%	27.16%	(41.80)%	12.05%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.68%	.71%	.68%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.71%	.68%	.70%
Expenses net of all reductions	.67%	.67%	.71%	.68%	.70%
Net investment income (loss)	1.67%	.60%	.94%	1.06%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,364	$ 60,029	$ 51,427	$ 42,423	$ 98,623
Portfolio turnover rate E	126%	100%	101%	123%	85%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.97 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The change in estimate has no impact on total net assets or total return of the fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 80,887,528
Gross unrealized depreciation	(61,697,146)
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,190,382

Tax Cost	$ 711,358,260

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (120,143,867)
Net unrealized appreciation (depreciation)	$ 19,189,190

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (120,143,867)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 12,483,991	$ 4,426,980

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $954,109,537 and $1,006,245,357, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 131,790
Service Class 2	731,964
$ 863,754

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 206,496
Service Class	97,589
Service Class 2	216,155
Investor Class	104,617
$ 624,857

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,602 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,294,500.41%		$ 143

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,360 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $92,111. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 4,625
Service Class	2,272
Service Class 2	5,048
Investor Class	1,114
$ 13,059

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $75,519 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31, 2011	Years ended December 31, 2010
From net investment income
Initial Class	$ 4,807,960	$ 1,858,326
Service Class	2,055,860	848,152
Service Class 2	4,454,421	1,371,134
Investor Class	1,165,750	349,368
Total	$ 12,483,991	$ 4,426,980

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	2,500,985	2,667,658	$ 31,799,068	$ 30,210,563
Reinvestment of distributions	395,067	150,811	4,807,960	1,858,326
Shares redeemed	(4,081,879)	(5,522,410)	(52,287,542)	(62,683,075)
Net increase (decrease)	(1,185,827)	(2,703,941)	$ (15,680,514)	$ (30,614,186)
Service Class
Shares sold	452,054	92,588	$ 5,637,296	$ 1,053,961
Reinvestment of distributions	169,906	69,536	2,055,860	848,152
Shares redeemed	(2,577,228)	(3,492,879)	(32,688,840)	(39,398,076)
Net increase (decrease)	(1,955,268)	(3,330,755)	$ (24,995,684)	$ (37,495,963)
Service Class 2
Shares sold	1,157,906	869,479	$ 14,288,231	$ 9,653,060
Reinvestment of distributions	371,821	113,799	4,454,421	1,371,134
Shares redeemed	(4,474,801)	(5,293,237)	(55,948,396)	(59,042,064)
Net increase (decrease)	(2,945,074)	(4,309,959)	$ (37,205,744)	$ (48,017,870)
Investor Class
Shares sold	1,554,219	1,649,659	$ 19,764,601	$ 18,955,867
Reinvestment of distributions	95,946	28,402	1,165,750	349,368
Shares redeemed	(1,131,506)	(1,565,867)	(14,298,416)	(17,435,892)
Net increase (decrease)	518,659	112,194	$ 6,631,935	$ 1,869,343

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 91%, Service Class designates 97%, Service Class 2 designates 100%, and Investor Class designates 95%, of the dividends distributed in December 2011, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0212
1.540026.114

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Balanced Portfolio - Initial Class	-3.61%	2.57%	4.28%
VIP Balanced Portfolio - Service Class	-3.78%	2.45%	4.17%
VIP Balanced Portfolio - Service Class 2	-3.83%	2.32%	4.02%
VIP Balanced Portfolio - Investor Class A	-3.71%	2.49%	4.21%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Lawrence Rakers, Lead Portfolio Manager of VIP Balanced Portfolio: During the year, the fund's share classes significantly trailed the 4.69% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's shortfall was primarily due to a weak showing by the stock subportfolio, which significantly underperformed the S&P 500®. In broad terms, the equity subportfolio struggled because I had too much risk in it during the period's second half, when investors took shelter in defensive stocks and market sectors. From a sector standpoint, stock picking in energy, consumer discretionary, health care and industrials had the most negative impact. Secondarily, the fund was hurt by my decision to underweight bonds and overweight stocks. A number of the biggest stock detractors were defensive index components in which the equity subportfolio either had no exposure or was significantly underweighted. For example, a lighter-than-index weighting in energy major Exxon Mobil and having no stake in technology services giant International Business Machines - both strong performers during the period - hampered performance. A negligible position in pharmaceuticals maker Pfizer also hurt. Exxon Mobil and Pfizer were sold from the fund by period end. Among stocks I overweighted, commercial bank Citigroup detracted. On the positive side, underweighting and ultimately selling index component Bank of America was timely, given the stock's extremely poor showing. Not owning automaker Ford Motor also helped. A small out-of-index position in ARIAD Pharmaceuticals paid off nicely, bolstered by positive test results for the company's medication to treat a form of leukemia. Turning to bonds, the investment-grade bond subportfolio - represented by VIP Investment Grade Central Fund, which I also manage - slightly outpaced the Barclays Capital index. Positioning among U.S. Treasury securities, an overweighting in corporate bonds and a significant underweighting in U.S. government agency securities bolstered relative performance, more than offsetting some disadvantageous sector weightings elsewhere and security selection among corporates. Although the fund gave up some ground due to an underweighting in Treasuries overall, yield-curve positioning within the sector was a plus. Specifically, overweighting 10- to 30-year bonds proved beneficial, as they significantly outpaced the index during the period. A corresponding underweighting in shorter-term Treasury issues also was advantageous, as this group showed more-subdued gains. An out-of-benchmark stake in Treasury Inflation-Protected Securities (TIPS), with a focus on intermediate- and long-maturity bonds, further contributed. Conversely, an emphasis on lagging financials curbed our upside within corporates, while overweightings in asset-backed and commercial-backed mortgage securities also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.53%
Actual		$ 1,000.00	$ 927.60	$ 2.58
HypotheticalA		$ 1,000.00	$ 1,022.53	$ 2.70
Service Class	.67%
Actual		$ 1,000.00	$ 926.50	$ 3.25
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class 2.78%
Actual		$ 1,000.00	$ 926.30	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Investor Class	.62%
Actual		$ 1,000.00	$ 927.10	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	1.8
Wells Fargo & Co.	1.2	1.1
General Electric Co.	1.1	0.9
Procter & Gamble Co.	1.1	0.8
Citigroup, Inc.	1.0	1.1
	7.0
Top Five Bond Issuers as of December 31, 2011
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	7.0	6.5
Fannie Mae	6.3	5.7
Freddie Mac	2.0	1.2
Ginnie Mae	1.7	1.8
Citigroup, Inc.	0.2	0.3
	17.2
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	13.0	13.3
Information Technology	12.9	11.7
Industrials	10.5	10.8
Energy	10.1	9.9
Consumer Discretionary	9.5	8.6
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 68.5%		Stocks 67.9%
	Bonds 31.0%		Bonds 27.8%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	15.5%	** Foreign investments	15.4%

Percentages are adjusted for the effect of futures and swap contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 67.9%
	Shares	Value
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.5%
Autoliv, Inc.	29,705	$ 1,588,920
Modine Manufacturing Co. (a)	129,511	1,225,174
Nokian Tyres PLC	40,792	1,313,693
Stoneridge, Inc. (a)	91,211	768,909
Tenneco, Inc. (a)	80,750	2,404,735
TRW Automotive Holdings Corp. (a)	35,803	1,167,178
		8,468,609
Automobiles - 0.1%
Honda Motor Co. Ltd.	21,000	639,721
Winnebago Industries, Inc. (a)	252,372	1,862,505
		2,502,226
Distributors - 0.1%
Silver Base Group Holdings Ltd.	1,357,000	1,100,752
Diversified Consumer Services - 0.4%
Anhanguera Educacional Participacoes SA	109,300	1,179,117
Carriage Services, Inc.	24,247	135,783
DeVry, Inc.	33,751	1,298,063
Service Corp. International	132,300	1,408,995
Stewart Enterprises, Inc. Class A	241,047	1,388,431
Weight Watchers International, Inc.	22,400	1,232,224
		6,642,613
Hotels, Restaurants & Leisure - 1.3%
Accor SA	51,697	1,310,562
Bravo Brio Restaurant Group, Inc. (a)	47,833	820,336
Brinker International, Inc.	155,420	4,159,039
Club Mediterranee SA (a)	82,329	1,402,417
Darden Restaurants, Inc.	12,132	552,977
Denny's Corp. (a)	521,241	1,959,866
DineEquity, Inc. (a)	55,380	2,337,590
O'Charleys, Inc. (a)	235,966	1,295,453
Sands China Ltd. (a)	420,400	1,188,136
Spur Corp. Ltd.	275,715	536,225
Starbucks Corp.	48,986	2,253,846
Texas Roadhouse, Inc. Class A	98,057	1,461,049
WMS Industries, Inc. (a)	114,413	2,347,755
Wyndham Worldwide Corp.	12,050	455,852
		22,081,103
Household Durables - 0.4%
Garmin Ltd.	34,135	1,358,914
Lennar Corp. Class A	13,800	271,170
Newell Rubbermaid, Inc.	104,352	1,685,285
PulteGroup, Inc. (a)	137,596	868,231
Standard Pacific Corp. (a)	494,661	1,573,022
Techtronic Industries Co. Ltd.	1,065,500	1,096,148
		6,852,770

	Shares	Value
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	24,100	$ 4,171,710
Liberty Media Corp. Interactive Series A (a)	78,993	1,280,871
		5,452,581
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	50,541	1,611,752
Summer Infant, Inc. (a)	65,975	464,464
		2,076,216
Media - 1.7%
Aegis Group PLC	256,300	574,816
Antena 3 Television SA (d)	210,102	1,264,596
Comcast Corp. Class A	293,622	6,961,778
DISH Network Corp. Class A	71,783	2,044,380
Lions Gate Entertainment Corp. (a)	56,000	465,920
MDC Partners, Inc. Class A (sub. vtg.)	140,061	1,893,625
Mood Media Corp. (a)(d)	160,600	380,053
Mood Media Corp. (g)	254,200	601,553
The Walt Disney Co.	215,397	8,077,388
Time Warner, Inc.	190,383	6,880,442
Valassis Communications, Inc. (a)	29,709	571,304
		29,715,855
Multiline Retail - 0.6%
Dollar General Corp. (a)	14,400	592,416
Maoye International Holdings Ltd. (a)	1,781,000	362,318
Marisa Lojas SA	111,400	1,022,402
PPR SA	12,300	1,761,672
Target Corp.	129,176	6,616,395
		10,355,203
Specialty Retail - 2.1%
Advance Auto Parts, Inc.	60,800	4,233,504
American Eagle Outfitters, Inc.	105,361	1,610,970
Ascena Retail Group, Inc. (a)	28,678	852,310
Best Buy Co., Inc.	74,237	1,734,919
Big 5 Sporting Goods Corp.	57,300	598,212
Carphone Warehouse Group PLC	170,257	817,101
Casual Male Retail Group, Inc. (a)	176,441	603,428
Charming Shoppes, Inc. (a)	17,500	85,750
Cia.Hering SA	7,900	137,631
Citi Trends, Inc. (a)	46,493	408,209
Collective Brands, Inc. (a)	105,900	1,521,783
Destination Maternity Corp.	27,279	456,105
Express, Inc.	82,265	1,640,364
Fast Retailing Co. Ltd.	5,100	927,694
Foot Locker, Inc.	76,497	1,823,688
Foschini Ltd.	83,196	1,082,024
GameStop Corp. Class A (a)	19,402	468,170
GOME Electrical Appliances Holdings Ltd.	697,000	161,538
Guess?, Inc.	39,776	1,186,120
Hengdeli Holdings Ltd.	2,516,000	822,836
Home Depot, Inc.	18,900	794,556
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Limited Brands, Inc.	29,532	$ 1,191,616
Lowe's Companies, Inc.	276,814	7,025,539
Lumber Liquidators Holdings, Inc. (a)	51,316	906,241
MarineMax, Inc. (a)	107,895	703,475
OfficeMax, Inc. (a)	194,150	881,441
rue21, Inc. (a)	41,923	905,537
SuperGroup PLC (a)(d)	242,324	1,910,055
Urban Outfitters, Inc. (a)	12,049	332,070
		35,822,886
Textiles, Apparel & Luxury Goods - 0.4%
Bosideng International Holdings Ltd.	3,028,000	857,724
G-III Apparel Group Ltd. (a)	88,890	2,214,250
Peak Sport Products Co. Ltd.	104,000	27,317
PVH Corp.	41,683	2,938,235
VF Corp.	10,964	1,392,318
		7,429,844
TOTAL CONSUMER DISCRETIONARY		138,500,658
CONSUMER STAPLES - 6.0%
Beverages - 1.4%
Carlsberg A/S Series B	40,500	2,856,235
Dr Pepper Snapple Group, Inc.	55,725	2,200,023
Grupo Modelo SAB de CV Series C	381,000	2,416,010
The Coca-Cola Co.	238,225	16,668,603
		24,140,871
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	279,170	11,384,553
Drogasil SA	127,160	885,179
Eurocash SA	75,163	621,711
The Pantry, Inc. (a)	87,317	1,045,184
Walgreen Co.	96,628	3,194,522
		17,131,149
Food Products - 1.0%
Biostime International Holdings Ltd.	190,000	335,153
Calavo Growers, Inc.	47,663	1,223,986
Calbee, Inc.	7,400	361,996
Danone	27,300	1,716,324
Flowers Foods, Inc.	35,540	674,549
Green Mountain Coffee Roasters, Inc. (a)	43,200	1,937,520
Kraft Foods, Inc. Class A	186,572	6,970,330
Orion Corp.	266	155,198
Ralcorp Holdings, Inc. (a)	6,160	526,680
Sara Lee Corp.	119,646	2,263,702
Shenguan Holdings Group Ltd.	2,396,000	1,388,252
		17,553,690
Household Products - 1.3%
Procter & Gamble Co.	270,718	18,059,598

	Shares	Value
Spectrum Brands Holdings, Inc. (a)	55,569	$ 1,522,591
Unicharm Corp.	43,700	2,154,765
		21,736,954
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	5,456	612,818
Hengan International Group Co. Ltd.	114,500	1,071,051
		1,683,869
Tobacco - 1.2%
British American Tobacco PLC (United Kingdom)	44,400	2,106,557
Imperial Tobacco Group PLC	52,543	1,987,134
Japan Tobacco, Inc.	547	2,572,780
Philip Morris International, Inc.	183,317	14,386,718
Swedish Match Co.	11,000	390,545
		21,443,734
TOTAL CONSUMER STAPLES		103,690,267
ENERGY - 8.8%
Energy Equipment & Services - 3.2%
Aker Solutions ASA	239,572	2,521,937
Baker Hughes, Inc.	104,099	5,063,375
BW Offshore Ltd.	36,262	57,304
Cal Dive International, Inc. (a)	238,901	537,527
Cameron International Corp. (a)	56,445	2,776,530
Cathedral Energy Services Ltd.	191,700	1,360,950
Ensco International Ltd. ADR	22,360	1,049,131
Essential Energy Services Ltd. (a)	685,600	1,386,819
Exterran Holdings, Inc. (a)	11,444	104,140
Halliburton Co.	136,131	4,697,881
Hornbeck Offshore Services, Inc. (a)	115,348	3,578,095
ION Geophysical Corp. (a)	311,105	1,907,074
McDermott International, Inc. (a)	119,585	1,376,423
Nabors Industries Ltd. (a)	24,700	428,298
National Oilwell Varco, Inc.	139,489	9,483,857
Noble Corp.	46,613	1,408,645
Saipem SpA	51,196	2,176,907
Schlumberger Ltd.	143,365	9,793,263
Transocean Ltd. (United States)	65,609	2,518,730
Trinidad Drilling Ltd.	31,500	240,333
Tuscany International Drilling, Inc. (a)	116,600	68,696
Unit Corp. (a)	26,900	1,248,160
Vantage Drilling Co. (a)	840,350	974,806
Xtreme Coil Drilling Corp. (a)	257,000	946,337
		55,705,218
Oil, Gas & Consumable Fuels - 5.6%
Alpha Natural Resources, Inc. (a)	66,359	1,355,714
Americas Petrogas, Inc. (a)	361,400	1,057,514
Americas Petrogas, Inc. (e)	284,000	831,029
Amyris, Inc. (a)	48,436	558,951
Anadarko Petroleum Corp.	69,883	5,334,169
Apache Corp.	33,565	3,040,318
Bonavista Energy Corp.	2,300	58,878
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Bonavista Energy Corp. (e)	21,700	$ 555,498
BPZ Energy, Inc. (a)(d)	335,072	951,604
C&C Energia Ltd. (a)	5,700	42,369
Cabot Oil & Gas Corp.	9,100	690,690
Chesapeake Energy Corp.	82,981	1,849,646
Chevron Corp.	98,189	10,447,310
Crown Point Ventures Ltd. (a)	140,000	133,346
Crown Point Ventures Ltd. (e)	565,806	538,916
CVR Energy, Inc. (a)	181,108	3,392,153
Denbury Resources, Inc. (a)	88,989	1,343,734
Double Eagle Petroleum Co. (a)	144,237	992,351
EOG Resources, Inc.	18,440	1,816,524
EV Energy Partners LP	21,410	1,410,919
EXCO Resources, Inc.	33,207	347,013
Gran Tierra Energy, Inc. (Canada) (a)	84,900	410,161
Gulfport Energy Corp. (a)	56,691	1,669,550
Hess Corp.	22,501	1,278,057
HollyFrontier Corp.	140,632	3,290,789
Inergy Midstream LP	56,800	1,076,360
InterOil Corp. (a)(d)	48,598	2,484,816
Kodiak Oil & Gas Corp. (a)(d)	69,300	658,350
Kosmos Energy Ltd.	73,500	901,110
Marathon Oil Corp.	84,106	2,461,783
Marathon Petroleum Corp.	81,482	2,712,536
Niko Resources Ltd.	23,300	1,103,455
Northern Oil & Gas, Inc. (a)(d)	269,993	6,474,432
Occidental Petroleum Corp.	95,723	8,969,245
Painted Pony Petroleum Ltd. (a)(e)	24,500	269,442
Painted Pony Petroleum Ltd. Class A (a)	11,200	123,174
Paladin Energy Ltd. (Australia) (a)	1,006,086	1,409,557
Pan Orient Energy Corp. (a)	122,000	233,602
Petroleum Development Corp. (a)	28,959	1,016,750
Resolute Energy Corp. (a)(d)	185,196	2,000,117
Royal Dutch Shell PLC Class A sponsored ADR	27,002	1,973,576
Southwestern Energy Co. (a)	39,518	1,262,205
Suncor Energy, Inc.	36,680	1,058,188
TAG Oil Ltd. (a)	161,900	1,119,183
Talisman Energy, Inc.	51,100	651,294
Targa Resources Corp.	22,700	923,663
Tesoro Corp. (a)	123,509	2,885,170
Valero Energy Corp.	149,382	3,144,491
Voyager Oil & Gas, Inc. (a)(d)	490,084	1,259,516
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)	152,192	165,961
Whiting Petroleum Corp. (a)	81,840	3,821,110
Williams Companies, Inc.	98,461	3,251,182
		96,807,471
TOTAL ENERGY		152,512,689

	Shares	Value
FINANCIALS - 9.0%
Capital Markets - 1.4%
American Capital Ltd. (a)	59,598	$ 401,095
Ashmore Group PLC	193,000	1,001,192
BlackRock, Inc. Class A	10,569	1,883,819
Goldman Sachs Group, Inc.	40,989	3,706,635
GP Investments Ltd. (depositary receipt) (a)	471,866	1,005,425
ICAP PLC	200,200	1,078,653
ICG Group, Inc. (a)	70,706	545,850
Invesco Ltd.	96,581	1,940,312
Knight Capital Group, Inc. Class A (a)	171,973	2,032,721
Morgan Stanley	346,618	5,244,330
State Street Corp.	87,719	3,535,953
TD Ameritrade Holding Corp.	70,029	1,095,954
UBS AG (NY Shares) (a)	133,400	1,578,122
		25,050,061
Commercial Banks - 2.2%
Banco Pine SA	141,300	1,004,844
Bank of Ireland (a)	34,535,003	3,710,275
CapitalSource, Inc.	495,388	3,319,100
CIT Group, Inc. (a)	84,492	2,946,236
Comerica, Inc.	22,600	583,080
Commercial Bank of Qatar GDR (Reg. S)	142,633	658,053
Guaranty Trust Bank PLC GDR (Reg. S)	114,938	522,968
Huntington Bancshares, Inc.	120,281	660,343
Itau Unibanco Banco Multiplo SA sponsored ADR	37,700	699,712
KeyCorp	132,604	1,019,725
Regions Financial Corp.	431,181	1,854,078
SunTrust Banks, Inc.	40,650	719,505
Susquehanna Bancshares, Inc.	101,857	853,562
Wells Fargo & Co.	717,466	19,773,363
		38,324,844
Consumer Finance - 0.6%
American Express Co.	72,908	3,439,070
Capital One Financial Corp.	40,007	1,691,896
Discover Financial Services	122,108	2,930,592
Imperial Holdings, Inc. (a)	8,400	15,792
SLM Corp.	108,272	1,450,845
		9,528,195
Diversified Financial Services - 2.2%
Citigroup, Inc.	633,713	16,672,989
CME Group, Inc.	9,480	2,309,992
JPMorgan Chase & Co.	436,896	14,526,792
PICO Holdings, Inc. (a)	230,646	4,746,695
		38,256,468
Insurance - 1.2%
AEGON NV (a)	255,973	1,023,165
AFLAC, Inc.	71,796	3,105,895
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allied World Assurance Co. Holdings Ltd.	2,300	$ 144,739
Assured Guaranty Ltd.	315,254	4,142,438
Berkshire Hathaway, Inc. Class B (a)	15,572	1,188,144
Genworth Financial, Inc. Class A (a)	451,117	2,954,816
Hartford Financial Services Group, Inc.	49,700	807,625
MetLife, Inc.	157,482	4,910,289
Prudential Financial, Inc.	44,120	2,211,294
		20,488,405
Real Estate Investment Trusts - 1.0%
Beni Stabili SpA SIIQ	1,535,974	687,507
Campus Crest Communities, Inc.	42,885	431,423
CBL & Associates Properties, Inc.	216,571	3,400,165
Douglas Emmett, Inc.	79,600	1,451,904
Education Realty Trust, Inc.	142,500	1,457,775
Excel Trust, Inc.	18,300	219,600
Franklin Street Properties Corp.	77,600	772,120
Klepierre SA	17,500	499,250
Prologis, Inc.	118,291	3,381,940
SL Green Realty Corp.	36,410	2,426,362
Weyerhaeuser Co.	154,118	2,877,383
		17,605,429
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	288,137	4,385,445
Forest City Enterprises, Inc. Class A (a)	72,330	854,941
Iguatemi Empresa de Shopping Centers SA	49,700	924,540
Kenedix, Inc. (a)	1,918	249,453
		6,414,379
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc. (a)(g)	101,600	5,476
TOTAL FINANCIALS		155,673,257
HEALTH CARE - 7.4%
Biotechnology - 2.7%
Acorda Therapeutics, Inc. (a)	28,900	688,976
Alexion Pharmaceuticals, Inc. (a)	32,700	2,338,050
Alnylam Pharmaceuticals, Inc. (a)	71,600	583,540
Amgen, Inc.	95,200	6,112,792
Amylin Pharmaceuticals, Inc. (a)	81,525	927,755
Ardea Biosciences, Inc. (a)	94,745	1,592,663
ARIAD Pharmaceuticals, Inc. (a)	370,032	4,532,892
ArQule, Inc. (a)	176,646	996,283
AVEO Pharmaceuticals, Inc. (a)	145,863	2,508,843
Biogen Idec, Inc. (a)	25,669	2,824,873
Dynavax Technologies Corp. (a)	505,192	1,677,237
Gilead Sciences, Inc. (a)	50,673	2,074,046
Horizon Pharma, Inc.	58,600	234,400

	Shares	Value
Human Genome Sciences, Inc. (a)	89,500	$ 661,405
Infinity Pharmaceuticals, Inc. (a)	22,472	198,652
InterMune, Inc. (a)	37,256	469,426
Isis Pharmaceuticals, Inc. (a)	44,500	320,845
Micromet, Inc. (a)(d)	145,500	1,046,145
NPS Pharmaceuticals, Inc. (a)	69,590	458,598
PDL BioPharma, Inc.	133,200	825,840
Pharmasset, Inc. (a)	47,900	6,140,780
SIGA Technologies, Inc. (a)(d)	232,093	584,874
Synageva BioPharma Corp. (a)	6,176	164,467
Theravance, Inc. (a)	175,365	3,875,567
Thrombogenics NV (a)(d)	52,949	1,295,353
United Therapeutics Corp. (a)	29,918	1,413,626
Vertex Pharmaceuticals, Inc. (a)	7,000	232,470
ZIOPHARM Oncology, Inc. (a)(d)	285,970	1,261,128
		46,041,526
Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	73,606	3,642,025
Boston Scientific Corp. (a)	251,700	1,344,078
Conceptus, Inc. (a)	80,100	1,012,464
Covidien PLC	100,999	4,545,965
DENTSPLY International, Inc.	13,766	481,672
Genmark Diagnostics, Inc. (a)	69,019	284,358
GN Store Nordic A/S	113,700	957,878
Hologic, Inc. (a)	6,400	112,064
Integra LifeSciences Holdings Corp. (a)	39,100	1,205,453
Inverness Medical Innovations, Inc. (a)	2,771	63,982
Nakanishi, Inc.	3,700	342,285
Opto Circuits India Ltd.	65,969	247,998
Orthofix International NV (a)	60,081	2,116,654
Sirona Dental Systems, Inc. (a)	40,600	1,788,024
		18,144,900
Health Care Providers & Services - 2.2%
Apollo Hospitals Enterprise Ltd.	2,910	31,024
Brookdale Senior Living, Inc. (a)	344,144	5,984,664
Catalyst Health Solutions, Inc. (a)	44,827	2,331,004
CIGNA Corp.	105,820	4,444,440
Community Health Systems, Inc. (a)	99,200	1,731,040
DaVita, Inc. (a)	25,129	1,905,029
Emeritus Corp. (a)	82,872	1,451,089
Express Scripts, Inc. (a)	132,600	5,925,894
McKesson Corp.	46,114	3,592,742
Medco Health Solutions, Inc. (a)	72,589	4,057,725
Sunrise Senior Living, Inc. (a)	12,194	79,017
UnitedHealth Group, Inc.	36,082	1,828,636
Universal Health Services, Inc. Class B	46,475	1,806,019
WellPoint, Inc.	40,938	2,712,143
		37,880,466
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc. (a)	105,493	3,684,870
Thermo Fisher Scientific, Inc. (a)	40,843	1,836,710
		5,521,580
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 1.1%
AVANIR Pharmaceuticals Class A (a)	122,400	$ 250,920
Cadence Pharmaceuticals, Inc. (a)(d)	628,546	2,482,757
Cardiome Pharma Corp. (a)	91,329	240,195
Columbia Laboratories, Inc. (a)	100,200	250,500
Elan Corp. PLC sponsored ADR (a)	72,203	992,069
Merck & Co., Inc.	104,513	3,940,140
Novo Nordisk A/S Series B	26,682	3,065,634
Sanofi-aventis	27,602	2,017,876
Teva Pharmaceutical Industries Ltd. sponsored ADR	46,100	1,860,596
Valeant Pharmaceuticals International, Inc. (Canada)	85,500	4,001,306
Watson Pharmaceuticals, Inc. (a)	12,499	754,190
		19,856,183
TOTAL HEALTH CARE		127,444,655
INDUSTRIALS - 9.7%
Aerospace & Defense - 2.1%
DigitalGlobe, Inc. (a)	99,512	1,702,650
Esterline Technologies Corp. (a)	21,111	1,181,583
GeoEye, Inc. (a)	204,660	4,547,545
Honeywell International, Inc.	80,953	4,399,796
Meggitt PLC	540,324	2,960,713
Precision Castparts Corp.	20,285	3,342,765
Raytheon Co.	69,162	3,346,058
Rockwell Collins, Inc.	23,000	1,273,510
Safran SA	21,600	648,790
Textron, Inc.	218,604	4,041,988
Ultra Electronics Holdings PLC	31,053	712,839
United Technologies Corp.	116,557	8,519,151
		36,677,388
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	17,500	1,280,825
Airlines - 0.1%
Copa Holdings SA Class A	37,095	2,176,364
Building Products - 0.5%
Armstrong World Industries, Inc.	55,500	2,434,785
Lennox International, Inc.	18,169	613,204
Masco Corp.	73,083	765,910
Owens Corning (a)	142,018	4,078,757
		7,892,656
Commercial Services & Supplies - 0.5%
Knoll, Inc.	76,525	1,136,396
Multiplus SA	71,000	1,228,934
Pitney Bowes, Inc. (d)	25,924	480,631
Quad/Graphics, Inc. (d)	4,032	57,819
Republic Services, Inc.	101,645	2,800,320
Schawk, Inc. Class A	15,950	178,800
Steelcase, Inc. Class A	196,408	1,465,204

	Shares	Value
Swisher Hygiene, Inc.	261,817	$ 979,196
Swisher Hygiene, Inc. (Canada) (a)	216,900	811,207
		9,138,507
Construction & Engineering - 0.8%
AECOM Technology Corp. (a)	49,294	1,013,978
Fluor Corp.	57,225	2,875,556
Foster Wheeler AG (a)	216,468	4,143,198
Great Lakes Dredge & Dock Corp.	88,311	491,009
Jacobs Engineering Group, Inc. (a)	15,459	627,326
Shaw Group, Inc. (a)	189,498	5,097,496
		14,248,563
Electrical Equipment - 1.1%
Alstom SA	45,938	1,393,198
AMETEK, Inc.	36,150	1,521,915
Cooper Industries PLC Class A	25,441	1,377,630
Emerson Electric Co.	98,171	4,573,787
Fushi Copperweld, Inc. (a)	73,346	551,562
GrafTech International Ltd. (a)	191,437	2,613,115
Hubbell, Inc. Class B	10,369	693,271
Prysmian SpA	111,000	1,378,594
Regal-Beloit Corp.	50,529	2,575,463
Roper Industries, Inc.	12,500	1,085,875
Zumtobel AG	45,160	624,893
		18,389,303
Industrial Conglomerates - 1.5%
Carlisle Companies, Inc.	30,105	1,333,652
Cookson Group PLC	141,302	1,117,068
General Electric Co.	1,119,349	20,047,541
Koninklijke Philips Electronics NV	78,400	1,645,156
Rheinmetall AG	27,400	1,214,198
Siemens AG sponsored ADR	5,799	554,442
		25,912,057
Machinery - 1.4%
Actuant Corp. Class A	87,125	1,976,866
Charter International PLC	81,465	1,195,684
Cummins, Inc.	28,426	2,502,057
Dover Corp.	26,799	1,555,682
Fiat Industrial SpA (a)	291,500	2,499,729
Haitian International Holdings Ltd.	316,000	271,789
Ingersoll-Rand PLC	206,394	6,288,825
Jain Irrigation Systems Ltd.	52,098	85,053
Navistar International Corp. (a)	99,693	3,776,371
Pall Corp.	28,996	1,657,121
Stanley Black & Decker, Inc.	39,945	2,700,282
		24,509,459
Professional Services - 0.2%
CBIZ, Inc. (a)	74,763	456,802
Michael Page International PLC	66,159	358,409
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Robert Half International, Inc.	68,230	$ 1,941,826
SR Teleperformance SA	55,753	1,239,463
		3,996,500
Road & Rail - 1.0%
Arkansas Best Corp.	10,203	196,612
Con-way, Inc.	75,426	2,199,422
CSX Corp.	213,692	4,500,354
Saia, Inc. (a)	127,045	1,585,522
Tegma Gestao Logistica	14,500	199,616
Union Pacific Corp.	70,802	7,500,764
Universal Truckload Services, Inc.	72,108	1,308,760
		17,491,050
Trading Companies & Distributors - 0.4%
Barloworld Ltd.	74,200	690,564
Beacon Roofing Supply, Inc. (a)	71,807	1,452,656
Mills Estruturas e Servicos de Engenharia SA	37,000	351,492
Rush Enterprises, Inc. Class A (a)	69,412	1,452,099
Watsco, Inc.	29,515	1,937,955
		5,884,766
TOTAL INDUSTRIALS		167,597,438
INFORMATION TECHNOLOGY - 12.4%
Communications Equipment - 1.6%
Brocade Communications Systems, Inc. (a)	488,947	2,537,635
Calix Networks, Inc. (a)	306,772	1,984,815
Cisco Systems, Inc.	565,361	10,221,727
Comverse Technology, Inc. (a)	804,975	5,522,129
Juniper Networks, Inc. (a)	60,890	1,242,765
Polycom, Inc. (a)	106,281	1,732,380
QUALCOMM, Inc.	51,808	2,833,898
ViaSat, Inc. (a)	52,362	2,414,935
		28,490,284
Computers & Peripherals - 2.9%
Apple, Inc. (a)	110,663	44,818,504
Hewlett-Packard Co.	226,978	5,846,953
		50,665,457
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	72,057	2,695,652
Avnet, Inc. (a)	133,671	4,155,831
Corning, Inc.	377,548	4,900,573
Ingram Micro, Inc. Class A (a)	51,725	940,878
Jabil Circuit, Inc.	45,019	885,074
Molex, Inc. (d)	87,425	2,085,961
TE Connectivity Ltd.	81,617	2,514,620
		18,178,589

	Shares	Value
Internet Software & Services - 0.5%
DeNA Co. Ltd.	11,800	$ 354,008
eAccess Ltd.	2,691	638,791
eBay, Inc. (a)	68,308	2,071,782
Facebook, Inc. Class B (g)	61,519	1,537,975
Google, Inc. Class A (a)	5,688	3,673,879
		8,276,435
IT Services - 1.5%
Acxiom Corp. (a)	36,060	440,293
Alliance Data Systems Corp. (a)	24,874	2,582,916
Amdocs Ltd. (a)	33,664	960,434
Cognizant Technology Solutions Corp. Class A (a)	52,800	3,395,568
Fidelity National Information Services, Inc.	89,260	2,373,423
Fiserv, Inc. (a)	22,578	1,326,232
Heartland Payment Systems, Inc.	52,818	1,286,646
MasterCard, Inc. Class A	25,548	9,524,805
ServiceSource International, Inc.	19,800	310,662
Unisys Corp. (a)	157,064	3,095,731
Virtusa Corp. (a)	46,081	667,253
		25,963,963
Office Electronics - 0.2%
Xerox Corp.	501,139	3,989,066
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	79,060	2,828,767
Applied Micro Circuits Corp. (a)	56,990	382,973
ASAT Holdings Ltd. (a)	1,762	0
ASML Holding NV	183,349	7,662,155
Avago Technologies Ltd.	65,628	1,894,024
Cymer, Inc. (a)	148,817	7,405,134
Entropic Communications, Inc. (a)	320,085	1,635,634
Fairchild Semiconductor International, Inc. (a)	55,689	670,496
Freescale Semiconductor Holdings I Ltd.	264,746	3,349,037
Himax Technologies, Inc. sponsored ADR	200,665	201,668
Intersil Corp. Class A	187,848	1,961,133
KLA-Tencor Corp.	26,515	1,279,349
LTX-Credence Corp. (a)	497,519	2,661,727
Marvell Technology Group Ltd. (a)	490,582	6,794,561
Maxim Integrated Products, Inc.	115,557	3,009,104
Micron Technology, Inc. (a)	469,678	2,954,275
Monolithic Power Systems, Inc. (a)	4,000	60,280
NVIDIA Corp. (a)	104,038	1,441,967
NXP Semiconductors NV (a)	159,680	2,454,282
ON Semiconductor Corp. (a)	414,218	3,197,763
RF Micro Devices, Inc. (a)	572,623	3,092,164
Skyworks Solutions, Inc. (a)	74,583	1,209,736
Spansion, Inc. Class A (a)	62,857	520,456
		56,666,685
Software - 1.3%
Autodesk, Inc. (a)	27,200	824,976
Citrix Systems, Inc. (a)	81,330	4,938,358
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Informatica Corp. (a)	20,269	$ 748,534
JDA Software Group, Inc. (a)	59,564	1,929,278
Micro Focus International PLC	271,436	1,628,145
Oracle Corp.	414,677	10,636,465
Synopsys, Inc. (a)	5,169	140,597
Take-Two Interactive Software, Inc. (a)	52,400	710,020
Taleo Corp. Class A (a)	38,024	1,471,149
Temenos Group AG (a)	11,291	185,148
		23,212,670
TOTAL INFORMATION TECHNOLOGY		215,443,149
MATERIALS - 4.0%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	7,700	655,963
Ashland, Inc.	31,494	1,800,197
CF Industries Holdings, Inc.	5,311	769,989
Clariant AG (Reg.) (a)	446,882	4,411,006
CVR Partners LP	27,177	674,533
Ecolab, Inc.	30,304	1,751,874
Ferro Corp. (a)	106,545	521,005
Huabao International Holdings Ltd.	1,171,000	598,572
Israel Chemicals Ltd.	66,100	685,100
Kraton Performance Polymers, Inc. (a)	47,500	964,250
Lanxess AG	12,949	670,447
LyondellBasell Industries NV Class A	77,966	2,533,115
Rentech Nitrogen Partners LP	22,700	371,145
Solutia, Inc.	8,688	150,129
Spartech Corp. (a)	219,133	1,036,499
The Mosaic Co.	62,898	3,171,946
W.R. Grace & Co. (a)	162,649	7,468,842
Yara International ASA	33,100	1,328,439
		29,563,051
Construction Materials - 0.1%
HeidelbergCement Finance AG	35,890	1,523,293
Containers & Packaging - 0.1%
Rock-Tenn Co. Class A	37,415	2,158,846
Youyuan International Holdings Ltd. (a)	1,015,000	254,841
		2,413,687
Metals & Mining - 2.1%
Anglo American PLC (United Kingdom)	31,300	1,156,517
AngloGold Ashanti Ltd. sponsored ADR	23,800	1,010,310
Avion Gold Corp. (a)	470,900	749,075
Avion Gold Corp. (e)	39,600	62,993
Commercial Metals Co.	215,400	2,978,982
Copper Mountain Mining Corp. (a)	20,000	110,566
Eldorado Gold Corp.	90,209	1,241,880
First Quantum Minerals Ltd.	51,600	1,015,888

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	104,356	$ 3,839,257
Goldcorp, Inc.	111,000	4,927,641
Ivanhoe Mines Ltd. (a)	285,270	5,067,296
Kinross Gold Corp.	113,504	1,296,201
Mirabela Nickel Ltd. (a)	329,657	377,579
Newcrest Mining Ltd.	103,256	3,125,605
Pan American Silver Corp.	32,800	715,368
Randgold Resources Ltd. sponsored ADR	50,258	5,131,342
Reliance Steel & Aluminum Co.	23,067	1,123,132
Ternium SA sponsored ADR	18,604	342,128
Yamana Gold, Inc.	91,800	1,353,924
		35,625,684
TOTAL MATERIALS		69,125,715
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
CenturyLink, Inc.	62,951	2,341,777
China Telecom Corp. Ltd. (H Shares)	1,002,000	569,925
China Unicom Ltd.	694,000	1,463,062
Koninklijke KPN NV	100,095	1,197,810
		5,572,574
Wireless Telecommunication Services - 0.5%
American Tower Corp. Class A	36,189	2,171,702
NII Holdings, Inc. (a)	54,090	1,152,117
SBA Communications Corp. Class A (a)	52,858	2,270,780
TIM Participacoes SA	262,381	1,301,202
Turkcell Iletisim Hizmet A/S	229,000	1,084,236
		7,980,037
TOTAL TELECOMMUNICATION SERVICES		13,552,611
UTILITIES - 1.8%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	33,506	1,384,133
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (d)	67,800	983,100
Ceske Energeticke Zavody A/S	15,000	596,751
Edison International	90,369	3,741,277
El Paso Electric Co.	30,800	1,066,912
Fortum Corp.	16,014	341,813
NextEra Energy, Inc.	59,713	3,635,327
NV Energy, Inc.	61,797	1,010,381
PPL Corp.	38,047	1,119,343
		13,879,037
Gas Utilities - 0.1%
Aygaz A/S	10,140	47,553
China Gas Holdings Ltd.	1,442,000	662,831
ONEOK, Inc.	19,588	1,698,084
		2,408,468
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.6%
The AES Corp. (a)	801,999	$ 9,495,668
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	81,973	1,646,838
CMS Energy Corp.	19,683	434,601
National Grid PLC	177,542	1,716,249
Sempra Energy	28,207	1,551,385
		5,349,073
TOTAL UTILITIES		31,132,246
TOTAL COMMON STOCKS (Cost $1,146,611,073)		1,174,672,685
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	21,500	1,746,875
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	13,700	830,220
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	0
TOTAL INFORMATION TECHNOLOGY		830,220
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	24,500	1,367,835
TOTAL CONVERTIBLE PREFERRED STOCKS		3,944,930
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	14,700	2,202,454
TOTAL PREFERRED STOCKS (Cost $6,045,317)		6,147,384
Investment Companies - 0.1%

Ares Capital Corp. (Cost $1,932,389)	143,420	2,215,839
Convertible Bonds - 0.3%
	Principal Amount	Value
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	$ 2,396,000	$ 1,129,115
INDUSTRIALS - 0.0%
Building Products - 0.0%
Aspen Aerogels, Inc. 8% 6/1/14 (g)	516,700	516,700
MATERIALS - 0.2%
Metals & Mining - 0.2%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (g)	2,830,000	2,830,000
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	540,000	342,900
TOTAL CONVERTIBLE BONDS (Cost $5,039,430)		4,818,715
Fixed-Income Funds - 30.5%
	Shares
Fidelity High Income Central Fund 2 (f)	808,322	86,450,004
Fidelity VIP Investment Grade Central Fund (f)	4,100,796	441,409,699
TOTAL FIXED-INCOME FUNDS (Cost $494,228,152)		527,859,703
Money Market Funds - 1.6%

Fidelity Cash Central Fund, 0.11% (b)	12,613,334	12,613,334
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	15,992,964	15,992,964
TOTAL MONEY MARKET FUNDS (Cost $28,606,298)		28,606,298
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,682,462,659)	1,744,320,624
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(13,192,215)
NET ASSETS - 100%	$ 1,731,128,409
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,729,893 or 0.2% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,491,704 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 516,700
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,538,390
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 2,830,000
Mood Media Corp.	2/2/11	$ 514,497
Washington Mutual, Inc.	4/8/08	$ 889,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,201
Fidelity High Income Central Fund 2	5,945,756
Fidelity Securities Lending Cash Central Fund	333,591
Fidelity VIP Investment Grade Central Fund	15,790,031
Total	$ 22,141,579
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$ 82,855,310	$ 5,945,757	$ -	$ 86,450,004	13.0%
Fidelity VIP Investment Grade Central Fund	407,380,000	48,483,991	25,181,135	441,409,699	11.6%
Total	$ 490,235,310	$ 54,429,748	$ 25,181,135	$ 527,859,703
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 140,703,112	$ 140,063,391	$ 639,721	$ -
Consumer Staples	103,690,267	101,583,710	2,106,557	-
Energy	152,512,689	152,346,728	165,961	-
Financials	157,420,132	152,686,692	4,733,440	-
Health Care	127,444,655	122,361,145	5,083,510	-
Industrials	167,597,438	165,327,389	2,270,049	-
Information Technology	216,273,369	214,735,394	-	1,537,975
Materials	69,125,715	69,125,715	-	-
Telecommunication Services	13,552,611	10,435,388	3,117,223	-
Utilities	32,500,081	30,783,832	1,716,249	-
Investment Companies	2,215,839	2,215,839	-	-
Corporate Bonds	4,818,715	-	1,472,015	3,346,700
Fixed-Income Funds	527,859,703	527,859,703	-	-
Money Market Funds	28,606,298	28,606,298	-	-
Total Investments in Securities:	$ 1,744,320,624	$ 1,718,131,224	$ 21,304,725	$ 4,884,675
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 600,666
Total Realized Gain (Loss)	19,972
Total Unrealized Gain (Loss)	(20,997)
Cost of Purchases	4,885,090
Proceeds of Sales	(19,972)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(580,084)
Ending Balance	$ 4,884,675
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (415)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	17.1%
AAA,AA,A	4.7%
BBB	3.4%
BB	2.1%
B	2.3%
CCC,CC,C	1.1%
D	0.0%*
Not Rated	0.3%
Equities	68.5%
Short-Term Investments and Net Other Assets	0.5%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.5%
Canada	2.6%
United Kingdom	1.3%
Netherlands	1.1%
Ireland	1.1%
Bermuda	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $15,701,692) - See accompanying schedule: Unaffiliated issuers (cost $1,159,628,209)	$ 1,187,854,623
Fidelity Central Funds (cost $522,834,450)	556,466,001
Total Investments (cost $1,682,462,659)		$ 1,744,320,624
Foreign currency held at value (cost $78,408)		78,408
Receivable for investments sold		2,426,152
Receivable for fund shares sold		1,197,215
Dividends receivable		1,437,336
Interest receivable		112,342
Distributions receivable from Fidelity Central Funds		81,376
Prepaid expenses		5,153
Other receivables		14,218
Total assets		1,749,672,824

Liabilities
Payable to custodian bank	$ 6,036
Payable for investments purchased	1,557,301
Payable for fund shares redeemed	35,105
Accrued management fee	587,135
Distribution and service plan fees payable	60,916
Other affiliated payables	238,964
Other payables and accrued expenses	65,994
Collateral on securities loaned, at value	15,992,964
Total liabilities		18,544,415

Net Assets		$ 1,731,128,409
Net Assets consist of:
Paid in capital		$ 1,624,991,180
Distributions in excess of net investment income		(566,637)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		44,850,333
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,853,533
Net Assets		$ 1,731,128,409

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($171,959,012 ÷ 11,753,533 shares)	$ 14.63

Service Class: Net Asset Value, offering price and redemption price per share ($3,929,796 ÷ 269,487 shares)	$ 14.58

Service Class 2: Net Asset Value, offering price and redemption price per share ($290,719,111 ÷ 20,149,797 shares)	$ 14.43

Investor Class: Net Asset Value, offering price and redemption price per share ($1,264,520,490 ÷ 86,847,107 shares)	$ 14.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 17,825,091
Interest		360,188
Income from Fidelity Central Funds		22,141,579
Total income		40,326,858

Expenses
Management fee	$ 7,448,561
Transfer agent fees	2,466,243
Distribution and service plan fees	720,336
Accounting and security lending fees	716,938
Custodian fees and expenses	194,544
Independent trustees' compensation	10,381
Audit	82,607
Legal	11,818
Miscellaneous	18,849
Total expenses before reductions	11,670,277
Expense reductions	(104,348)	11,565,929
Net investment income (loss)		28,760,929
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	111,414,301
Fidelity Central Funds	938,436
Foreign currency transactions	(302,264)
Capital gain distributions from Fidelity Central Funds	7,640,255
Total net realized gain (loss)		119,690,728
Change in net unrealized appreciation (depreciation) on: Investment securities	(217,848,984)
Assets and liabilities in foreign currencies	(7,544)
Total change in net unrealized appreciation (depreciation)		(217,856,528)
Net gain (loss)		(98,165,800)
Net increase (decrease) in net assets resulting from operations		$ (69,404,871)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,760,929	$ 27,042,741
Net realized gain (loss)	119,690,728	108,497,973
Change in net unrealized appreciation (depreciation)	(217,856,528)	140,437,002
Net increase (decrease) in net assets resulting from operations	(69,404,871)	275,977,716
Distributions to shareholders from net investment income	(28,810,861)	(26,927,487)
Distributions to shareholders from net realized gain	(4,909,022)	(9,254,462)
Total distributions	(33,719,883)	(36,181,949)
Share transactions - net increase (decrease)	16,583,734	11,695,583
Total increase (decrease) in net assets	(86,541,020)	251,491,350

Net Assets
Beginning of period	1,817,669,429	1,566,178,079
End of period (including distributions in excess of net investment income of $566,637 and undistributed net investment income of $267,289, respectively)	$ 1,731,128,409	$ 1,817,669,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.50	$ 13.41	$ 9.87	$ 15.83	$ 15.64
Income from Investment Operations
Net investment income (loss) C	.26	.25	.23	.31	.36
Net realized and unrealized gain (loss)	(.83)	2.17	3.57	(5.54)	.99
Total from investment operations	(.57)	2.42	3.80	(5.23)	1.35
Distributions from net investment income	(.26)	(.25)	(.22)	(.24)	(.54)
Distributions from net realized gain	(.04)	(.08)	(.04)	(.49)	(.62)
Total distributions	(.30)	(.33)	(.26) G	(.73)	(1.16)
Net asset value, end of period	$ 14.63	$ 15.50	$ 13.41	$ 9.87	$ 15.83
Total Return A, B	(3.61)%	18.07%	38.60%	(33.96)%	8.98%
Ratios to Average Net Assets D, F
Expenses before reductions	.54%	.55%	.56%	.55%	.57%
Expenses net of fee waivers, if any	.54%	.54%	.56%	.55%	.57%
Expenses net of all reductions	.53%	.54%	.55%	.55%	.57%
Net investment income (loss)	1.67%	1.75%	2.03%	2.34%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,959	$ 202,766	$ 185,849	$ 149,711	$ 274,561
Portfolio turnover rate E	47%	62%	63%	64%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.224 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 13.36	$ 9.84	$ 15.77	$ 15.55
Income from Investment Operations
Net investment income (loss) C	.24	.23	.22	.30	.34
Net realized and unrealized gain (loss)	(.83)	2.17	3.54	(5.52)	.99
Total from investment operations	(.59)	2.40	3.76	(5.22)	1.33
Distributions from net investment income	(.24)	(.23)	(.21)	(.22)	(.49)
Distributions from net realized gain	(.04)	(.08)	(.04)	(.49)	(.62)
Total distributions	(.28)	(.31)	(.24) G	(.71)	(1.11)
Net asset value, end of period	$ 14.58	$ 15.45	$ 13.36	$ 9.84	$ 15.77
Total Return A, B	(3.78)%	17.99%	38.36%	(34.02)%	8.90%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.68%	.69%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.69%	.68%	.68%
Expenses net of all reductions	.67%	.67%	.69%	.68%	.68%
Net investment income (loss)	1.54%	1.62%	1.90%	2.22%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,930	$ 5,126	$ 6,221	$ 4,983	$ 9,376
Portfolio turnover rate E	47%	62%	63%	64%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.24 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.29	$ 13.24	$ 9.75	$ 15.65	$ 15.46
Income from Investment Operations
Net investment income (loss) C	.22	.21	.20	.27	.31
Net realized and unrealized gain (loss)	(.81)	2.13	3.53	(5.47)	.98
Total from investment operations	(.59)	2.34	3.73	(5.20)	1.29
Distributions from net investment income	(.23)	(.21)	(.20)	(.21)	(.48)
Distributions from net realized gain	(.04)	(.08)	(.04)	(.49)	(.62)
Total distributions	(.27)	(.29)	(.24) G	(.70)	(1.10)
Net asset value, end of period	$ 14.43	$ 15.29	$ 13.24	$ 9.75	$ 15.65
Total Return A, B	(3.83)%	17.76%	38.32%	(34.15)%	8.72%
Ratios to Average Net Assets D, F
Expenses before reductions	.79%	.80%	.81%	.81%	.82%
Expenses net of fee waivers, if any	.79%	.79%	.81%	.81%	.82%
Expenses net of all reductions	.78%	.79%	.80%	.80%	.82%
Net investment income (loss)	1.43%	1.50%	1.78%	2.09%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 290,719	$ 260,051	$ 195,356	$ 102,009	$ 120,116
Portfolio turnover rate E	47%	62%	63%	64%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.24 per share is comprised of distributions from net investment income of $.201 and distributions from net realized gain of $.035 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 13.35	$ 9.83	$ 15.77	$ 15.59
Income from Investment Operations
Net investment income (loss) C	.24	.23	.22	.29	.34
Net realized and unrealized gain (loss)	(.82)	2.17	3.55	(5.50)	.99
Total from investment operations	(.58)	2.40	3.77	(5.21)	1.33
Distributions from net investment income	(.25)	(.24)	(.21)	(.24)	(.53)
Distributions from net realized gain	(.04)	(.08)	(.04)	(.49)	(.62)
Total distributions	(.29)	(.32)	(.25) G	(.73)	(1.15)
Net asset value, end of period	$ 14.56	$ 15.43	$ 13.35	$ 9.83	$ 15.77
Total Return A, B	(3.71)%	17.99%	38.45%	(33.99)%	8.89%
Ratios to Average Net Assets D, F
Expenses before reductions	.62%	.63%	.65%	.64%	.68%
Expenses net of fee waivers, if any	.62%	.62%	.65%	.64%	.68%
Expenses net of all reductions	.62%	.62%	.65%	.64%	.68%
Net investment income (loss)	1.59%	1.67%	1.93%	2.25%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,264,520	$ 1,349,726	$ 1,178,752	$ 766,380	$ 396,524
Portfolio turnover rate E	47%	62%	63%	64%	41%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including security valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 195,100,449
Gross unrealized depreciation	(148,603,738)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,496,711

Tax Cost	$ 1,697,823,913

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 63,909,597
Net unrealized appreciation (depreciation)	$ 46,492,279

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 33,719,883	$ 36,181,949

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $899,147,219 and $833,218,067, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 4,555
Service Class 2	715,781
$ 720,336

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 145,332
Service Class	4,928
Service Class 2	210,493
Investor Class	2,105,490
$ 2,466,243

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,172 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,580 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $333,591, including $1,051 from securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 3,414
Service Class	80
Service Class 2	5,044
Investor Class	23,645
$ 32,183

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $72,146 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 3,011,463	$ 3,131,983
Service Class	63,506	76,758
Service Class 2	4,503,832	3,575,559
Investor Class	21,232,060	20,143,187
Total	$ 28,810,861	$ 26,927,487
From net realized gain
Initial Class	$ 483,347	$ 1,027,378
Service Class	11,156	27,742
Service Class 2	835,390	1,323,303
Investor Class	3,579,129	6,876,039
Total	$ 4,909,022	$ 9,254,462

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	985,703	1,539,676	$ 15,409,590	$ 22,328,669
Reinvestment of distributions	244,082	274,193	3,494,810	4,159,361
Shares redeemed	(2,557,912)	(2,593,958)	(39,287,840)	(36,301,836)
Net increase (decrease)	(1,328,127)	(780,089)	$ (20,383,440)	$ (9,813,806)
Service Class
Shares sold	4,264	8,201	$ 66,591	$ 118,482
Reinvestment of distributions	5,231	6,926	74,662	104,500
Shares redeemed	(71,853)	(148,869)	(1,113,007)	(2,088,290)
Net increase (decrease)	(62,358)	(133,742)	$ (971,754)	$ (1,865,308)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2
Shares sold	6,074,928	4,510,552	$ 92,544,086	$ 62,556,939
Reinvestment of distributions	378,277	327,233	5,339,222	4,898,862
Shares redeemed	(3,309,474)	(2,590,812)	(49,863,501)	(36,226,695)
Net increase (decrease)	3,143,731	2,246,973	$ 48,019,807	$ 31,229,106
Investor Class
Shares sold	3,144,734	2,531,204	$ 49,528,174	$ 36,157,218
Reinvestment of distributions	1,741,565	1,790,200	24,811,189	27,019,226
Shares redeemed	(5,529,690)	(5,146,100)	(84,420,242)	(71,030,853)
Net increase (decrease)	(643,391)	(824,696)	$ (10,080,879)	$ (7,854,409)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 81% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/03/2012	02/03/2012	$0.539
Service Class	02/03/2012	02/03/2012	$0.539
Service Class 2	02/03/2012	02/03/2012	$0.539
Investor Class	02/03/2012	02/03/2012	$0.539

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011, $64,058,262, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 32% and 35%; Service Class designates 32% and 38%; Service Class 2 designates 32% and 39%; and Investor Class designates 32% and 36%; of the dividends distributed in February 2011 and December 2011, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 5.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Mid Cap Portfolio - Initial Class	-10.61%	2.47%	8.93%
VIP Mid Cap Portfolio - Service Class	-10.72%	2.37%	8.82%
VIP Mid Cap Portfolio - Service Class 2	-10.85%	2.22%	8.66%
VIP Mid Cap Portfolio - Investor Class A	-10.70%	2.37%	8.86%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: For the year, the fund's share classes finished well behind the -1.73% return of the S&P MidCap 400® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, information technology detracted the most from performance - particularly China-based Longtop Financial Technologies, which allegedly issued fraudulent financial statements, causing the stock to stop trading in May for several months. I sold Longtop during the period. Elsewhere, the fund suffered from unfavorable stock picking in financials, materials and industrials as well as from a negligible average allocation to utilities, the benchmark's second-best-performing sector. Other notable detractors were toy maker Hasbro and Corning, a supplier of glass substrates. Conversely, relative performance was aided the most by stock picking in health care, positioning in the retail segment of consumer discretionary and a sizable average allocation to cash. The largest individual contributor was Netflix, a provider of mail-order DVDs and streaming Internet entertainment. I sold the stock for a healthy profit during the period. Also lifting fund performance were Cerner, one of the key enablers of digitizing health care records, and Ross Stores, an off-price retailer of apparel and home furnishings. All of the stocks I've highlighted were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.66%
Actual		$ 1,000.00	$ 885.50	$ 3.14
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000.00	$ 884.90	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.91%
Actual		$ 1,000.00	$ 884.30	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.74%
Actual		$ 1,000.00	$ 885.20	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Advance Auto Parts, Inc.	6.5	4.7
Allscripts-Misys Healthcare Solutions, Inc.	3.0	2.3
Reinsurance Group of America, Inc.	2.4	2.5
Applied Materials, Inc.	2.2	2.2
Intuit, Inc.	2.2	1.6
MasterCard, Inc. Class A	2.1	1.1
Hasbro, Inc.	1.9	2.2
Vertex Pharmaceuticals, Inc.	1.7	2.1
Ross Stores, Inc.	1.7	1.2
eBay, Inc.	1.7	1.8
	25.4
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.9	22.4
Consumer Discretionary	19.3	16.9
Health Care	17.2	16.2
Financials	10.3	9.8
Industrials	7.7	3.7
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 95.7%		Stocks 86.6%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 13.4%
	Other Investments 0.0%†		Other Investments 0.0%†
* Foreign investments	21.6%	** Foreign investments	25.0%
† Amount represents less than 0.1%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 0.9%
Autoliv, Inc.	155,000	$ 8,290,950
BorgWarner, Inc. (a)	145,500	9,274,170
Exide Industries Ltd.	7,881,315	15,616,941
Fuel Systems Solutions, Inc. (a)(d)	223,135	3,679,496
Gentex Corp.	680,255	20,128,745
New Focus Auto Tech Holdings Ltd. (a)	5,687,675	1,208,336
TRW Automotive Holdings Corp. (a)	118,300	3,856,580
		62,055,218
Automobiles - 0.1%
Bajaj Auto Ltd.	120,000	3,602,150
Distributors - 0.0%
LKQ Corp. (a)	100	3,008
Diversified Consumer Services - 0.9%
American Public Education, Inc. (a)	10,900	471,752
Anhanguera Educacional Participacoes SA	180,000	1,941,821
DeVry, Inc.	112,459	4,325,173
Grand Canyon Education, Inc. (a)	1,852,619	29,567,799
K12, Inc. (a)(d)	187,456	3,362,961
MegaStudy Co. Ltd.	113,705	10,763,347
Weight Watchers International, Inc.	241,910	13,307,469
		63,740,322
Hotels, Restaurants & Leisure - 1.2%
Jubilant Foodworks Ltd. (a)	1,853,751	26,378,756
Papa John's International, Inc. (a)	400	15,072
Starbucks Corp.	1,064,987	49,000,052
Starwood Hotels & Resorts Worldwide, Inc.	82,792	3,971,532
WMS Industries, Inc. (a)	152,400	3,127,248
		82,492,660
Household Durables - 0.0%
La-Z-Boy, Inc. (a)	100	1,190
Woongjin Coway Co. Ltd.	79,480	2,503,307
		2,504,497
Internet & Catalog Retail - 0.3%
ASOS PLC (a)	265,765	5,101,873
Blue Nile, Inc. (a)	100	4,088
Start Today Co. Ltd.	674,600	15,785,807
		20,891,768
Leisure Equipment & Products - 2.1%
Hasbro, Inc.	4,131,266	131,746,073
Polaris Industries, Inc.	155,445	8,701,811
		140,447,884
Media - 3.1%
AMC Networks, Inc. Class A	189,027	7,103,635
Arbitron, Inc.	148,767	5,119,072
CyberAgent, Inc.	3,975	12,916,878
Discovery Communications, Inc. (a)	1,185,898	48,586,241
Dish TV India Ltd. (a)	100	111

	Shares	Value
E.W. Scripps Co. Class A (a)	33	$ 264
Ipsos SA	40,110	1,139,609
Pandora Media, Inc.	3,100	31,031
Pearson PLC	100	1,877
Pearson PLC sponsored ADR	100	1,887
Proto Corp.	24,100	772,177
Sun TV Ltd.	11,699,864	60,524,148
Time Warner, Inc.	2,144,948	77,518,421
Value Line, Inc. (d)	44,392	456,350
		214,171,701
Multiline Retail - 0.0%
Marisa Lojas SA	1,700	15,602
Mothercare PLC (d)	572,009	1,476,991
		1,492,593
Specialty Retail - 10.4%
Advance Auto Parts, Inc. (e)	6,420,552	447,063,034
AutoZone, Inc. (a)	39,800	12,933,806
Luk Fook Holdings International Ltd.	1,487,000	5,188,590
Lumber Liquidators Holdings, Inc. (a)	100	1,766
O'Reilly Automotive, Inc. (a)	323,272	25,845,596
Ross Stores, Inc.	2,431,756	115,581,363
rue21, Inc. (a)(d)	670,093	14,474,009
Sally Beauty Holdings, Inc. (a)	2,994,576	63,275,391
TJX Companies, Inc.	426,327	27,519,408
Tsutsumi Jewelry Co. Ltd.	97,500	2,305,593
		714,188,556
Textiles, Apparel & Luxury Goods - 0.3%
Daphne International Holdings Ltd.	13,918,000	15,501,082
Shenzhou International Group Holdings Ltd.	3,000	4,071
Warnaco Group, Inc. (a)	82,358	4,121,194
		19,626,347
TOTAL CONSUMER DISCRETIONARY		1,325,216,704
CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Carlsberg A/S Series B	147,200	10,381,180
Molson Coors Brewing Co. Class B	785,727	34,210,554
		44,591,734
Food & Staples Retailing - 0.3%
Breadtalk Group Ltd.	1,200	500
Circle K Sunkus Co. Ltd.	305,800	5,065,874
Drogasil SA	1,094,800	7,621,058
Heng Tai Consumables Group Ltd.	13,180,821	678,846
Safeway, Inc.	461,492	9,709,792
		23,076,070
Food Products - 1.5%
Biostime International Holdings Ltd.	200,000	352,793
Britannia Industries Ltd.	208,920	1,767,830
Corn Products International, Inc.	606,822	31,912,769
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Orion Corp.	2,799	$ 1,633,081
Rocky Mountain Chocolate Factory, Inc.	105	897
Smart Balance, Inc. (a)	100	536
SunOpta, Inc. (a)	1,678,431	8,090,041
Want Want China Holdings Ltd.	60,757,600	60,627,739
		104,385,686
Household Products - 0.1%
Jyothy Laboratories Ltd.	326,230	992,566
Unicharm Corp.	171,100	8,436,621
		9,429,187
Personal Products - 0.2%
Concern Kalina OJSC:
GDR (f)	21,643	2,728,561
sponsored ADR	76,800	9,682,276
		12,410,837
TOTAL CONSUMER STAPLES		193,893,514
ENERGY - 6.8%
Energy Equipment & Services - 5.4%
Atwood Oceanics, Inc. (a)	1,302,353	51,820,626
Carbo Ceramics, Inc. (d)	72,300	8,916,759
Dresser-Rand Group, Inc. (a)	808,204	40,337,462
Ensco International Ltd. ADR	1,122,803	52,681,917
FMC Technologies, Inc. (a)	255,700	13,355,211
Helix Energy Solutions Group, Inc. (a)	3,753,770	59,309,566
McDermott International, Inc. (a)	178,800	2,057,988
Nabors Industries Ltd. (a)	3,272,246	56,740,746
Oceaneering International, Inc.	441,454	20,364,273
Parker Drilling Co. (a)	2,751,413	19,727,631
Patterson-UTI Energy, Inc.	1,163,827	23,253,263
Unit Corp. (a)	515,537	23,920,917
		372,486,359
Oil, Gas & Consumable Fuels - 1.4%
Apache Corp.	229,415	20,780,411
Peabody Energy Corp.	226,975	7,515,142
Peyto Exploration & Development Corp. (d)	201,600	4,828,185
Pioneer Natural Resources Co.	183,778	16,444,455
Plains Exploration & Production Co. (a)	4,800	176,256
QEP Resources, Inc.	1,141,520	33,446,536
Talisman Energy, Inc.	996,100	12,695,776
Voyager Oil & Gas, Inc. warrants 2/4/16 (a)	908,661	990,870
		96,877,631
TOTAL ENERGY		469,363,990

	Shares	Value
FINANCIALS - 10.3%
Capital Markets - 3.6%
Charles Schwab Corp.	621,704	$ 7,000,387
Invesco Ltd.	3,997,726	80,314,315
Marusan Securities Co. Ltd.	2,600,900	7,975,215
SEI Investments Co.	1,388,018	24,082,112
State Street Corp.	945,700	38,121,167
TD Ameritrade Holding Corp.	5,025,300	78,645,945
Waddell & Reed Financial, Inc. Class A	340,320	8,429,726
		244,568,867
Commercial Banks - 0.4%
Bank of Baroda	525,785	6,669,105
Union Bank of India	7,576,295	24,273,011
		30,942,116
Consumer Finance - 0.5%
Discover Financial Services	1,312,070	31,489,680
Diversified Financial Services - 0.8%
CME Group, Inc.	176,687	43,053,321
CRISIL Ltd.	823,245	13,756,724
		56,810,045
Insurance - 4.3%
Admiral Group PLC	98,375	1,301,780
AFLAC, Inc.	84,600	3,659,796
Brasil Insurance Participacoes e Administracao SA	660,000	6,021,898
Lincoln National Corp.	445,300	8,647,726
Old Republic International Corp.	3,201,274	29,675,810
Progressive Corp.	1,580,738	30,840,198
Protective Life Corp.	2,007,169	45,281,733
Reinsurance Group of America, Inc.	3,195,111	166,944,550
		292,373,491
Real Estate Management & Development - 0.7%
CBRE Group, Inc. (a)	441,242	6,715,703
Goldcrest Co. Ltd.	1,005,370	16,001,796
Iguatemi Empresa de Shopping Centers SA	456,700	8,495,718
Kenedix, Inc. (a)	45,449	5,911,057
Sobha Developers Ltd.	115,149	415,505
Wharf Holdings Ltd.	2,228,000	10,069,116
		47,608,895
TOTAL FINANCIALS		703,793,094
HEALTH CARE - 17.2%
Biotechnology - 3.5%
3SBio, Inc. sponsored ADR (a)	470,862	4,812,210
Abcam PLC	748,700	4,244,378
Alexion Pharmaceuticals, Inc. (a)	995,182	71,155,513
Ardea Biosciences, Inc. (a)	100,866	1,695,557
Genomic Health, Inc. (a)	1,326,302	33,674,808
Halozyme Therapeutics, Inc. (a)	100	951
ImmunoGen, Inc. (a)	247,750	2,868,945
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Nanosphere, Inc. (a)	669,053	$ 983,508
Pharmacyclics, Inc. (a)	100	1,482
United Therapeutics Corp. (a)	158,400	7,484,400
Vertex Pharmaceuticals, Inc. (a)	3,503,912	116,364,918
		243,286,670
Health Care Equipment & Supplies - 1.8%
C. R. Bard, Inc.	209,771	17,935,421
Cyberonics, Inc. (a)	101,470	3,399,245
Edwards Lifesciences Corp. (a)	846,500	59,847,550
Genmark Diagnostics, Inc. (a)	263,700	1,086,444
HeartWare International, Inc. CDI (a)	100	189
Hill-Rom Holdings, Inc.	293,100	9,874,539
NxStage Medical, Inc. (a)	718,825	12,780,709
Opto Circuits India Ltd.	1,862,958	7,003,443
Quidel Corp. (a)(d)	684,919	10,362,824
		122,290,364
Health Care Providers & Services - 3.9%
Apollo Hospitals Enterprise Ltd.	217,138	2,314,937
Brookdale Senior Living, Inc. (a)	901,350	15,674,477
Community Health Systems, Inc. (a)	957,468	16,707,817
HCA Holdings, Inc.	698,652	15,391,304
Health Management Associates, Inc. Class A (a)	2,186,333	16,113,274
HMS Holdings Corp. (a)	300	9,594
IPC The Hospitalist Co., Inc. (a)	199,990	9,143,543
Laboratory Corp. of America Holdings (a)	156,225	13,430,663
LifePoint Hospitals, Inc. (a)	93,874	3,487,419
McKesson Corp.	1,295,598	100,940,040
Medco Health Solutions, Inc. (a)	239,600	13,393,640
Omnicare, Inc.	455,908	15,706,031
Tenet Healthcare Corp. (a)	1,477,100	7,577,523
Universal Health Services, Inc. Class B	876,905	34,076,528
		263,966,790
Health Care Technology - 5.4%
Allscripts-Misys Healthcare Solutions, Inc. (a)(e)	10,982,342	208,005,557
athenahealth, Inc. (a)(d)	1,445,604	71,008,068
Cerner Corp. (a)	1,317,766	80,713,168
Computer Programs & Systems, Inc.	122,722	6,272,321
So-net M3, Inc.	832	3,751,108
		369,750,222
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc. (a)	1,125,200	39,303,236
QIAGEN NV (a)(d)	232,312	3,208,229
Thermo Fisher Scientific, Inc. (a)	1,155,605	51,967,557
		94,479,022
Pharmaceuticals - 1.2%
Cadila Healthcare Ltd.	336,410	4,469,497
Cipla Ltd.	1,638,056	9,884,261

	Shares	Value
Genomma Lab Internacional SA de CV (a)	500,000	$ 966,341
Hikma Pharmaceuticals PLC	100	963
Impax Laboratories, Inc. (a)	1,141,748	23,029,057
Pharmstandard OJSC unit (a)	1,262,174	17,796,653
Piramal Healthcare Ltd.	674,373	4,810,862
Questcor Pharmaceuticals, Inc. (a)	257,801	10,719,366
Salix Pharmaceuticals Ltd. (a)	260,935	12,485,740
Unichem Laboratories Ltd.	648,295	1,447,245
		85,609,985
TOTAL HEALTH CARE		1,179,383,053
INDUSTRIALS - 7.7%
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	560,807	22,970,655
Airlines - 0.2%
Copa Holdings SA Class A	248,000	14,550,160
Building Products - 0.1%
Blue Star Ltd.	805,293	2,595,196
Lennox International, Inc.	112,150	3,785,063
		6,380,259
Commercial Services & Supplies - 1.1%
Copart, Inc. (a)	41	1,963
Edenred	991,100	24,400,375
EnerNOC, Inc. (a)(d)	374,610	4,072,011
Mine Safety Appliances Co.	152,502	5,050,866
Republic Services, Inc.	1,508,599	41,561,902
The Brink's Co.	97,600	2,623,488
		77,710,605
Construction & Engineering - 0.4%
AECOM Technology Corp. (a)	794,552	16,343,935
Fluor Corp.	197,835	9,941,209
		26,285,144
Electrical Equipment - 1.1%
Acuity Brands, Inc.	422,613	22,398,489
AstroPower, Inc. (a)	100	0
Regal-Beloit Corp.	507,400	25,862,178
Roper Industries, Inc.	328,700	28,554,169
		76,814,836
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	432,507	19,160,060
Max India Ltd. (a)	3,846,619	10,604,232
		29,764,292
Machinery - 1.8%
AGCO Corp. (a)	542,319	23,303,447
CIRCOR International, Inc.	192,396	6,793,503
Eaton Corp.	135,900	5,915,727
Fanuc Corp.	24,600	3,765,192
Graco, Inc.	89,910	3,676,420
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Harsco Corp.	435,439	$ 8,961,335
Ingersoll-Rand PLC	242,150	7,378,311
Kennametal, Inc.	385,726	14,086,714
Kitz Corp.	575,700	2,318,807
Nippon Thompson Co. Ltd.	1,253,000	7,277,217
Parker Hannifin Corp.	359,400	27,404,250
Snap-On, Inc.	215,843	10,925,973
Spirax-Sarco Engineering PLC	100	2,909
Uzel Makina Sanayi A/S (a)	456,690	2
		121,809,807
Professional Services - 1.4%
Advisory Board Co. (a)	100	7,421
Corporate Executive Board Co.	353,347	13,462,521
Dun & Bradstreet Corp.	23,356	1,747,729
eClerx	724,959	9,436,159
en-japan, Inc.	1,285	1,302,280
Equifax, Inc.	1,004,031	38,896,161
JobStreet Corp. Bhd	2,486,000	1,748,826
Manpower, Inc.	118,800	4,247,100
Michael Page International PLC	558,600	3,026,152
Randstad Holding NV	607,077	17,963,399
		91,837,748
Road & Rail - 0.9%
Con-way, Inc.	560,995	16,358,614
J.B. Hunt Transport Services, Inc.	753,221	33,947,670
Kansas City Southern (a)	113,626	7,727,704
Old Dominion Freight Lines, Inc. (a)	150	6,080
		58,040,068
Trading Companies & Distributors - 0.0%
MSC Industrial Direct Co., Inc. Class A	21,300	1,524,015
TOTAL INDUSTRIALS		527,687,589
INFORMATION TECHNOLOGY - 24.9%
Communications Equipment - 0.4%
HTC Corp.	235,250	3,860,632
Juniper Networks, Inc. (a)	522,900	10,672,389
Polycom, Inc. (a)	654,571	10,669,507
		25,202,528
Computers & Peripherals - 0.8%
Gemalto NV	1,013,388	49,294,792
Toshiba Corp.	983,000	4,023,192
		53,317,984
Electronic Equipment & Components - 2.7%
Arrow Electronics, Inc. (a)	446,700	16,711,047
Cognex Corp.	476,398	17,050,284
Corning, Inc.	936,300	12,153,174
Digital China Holdings Ltd. (H Shares)	20,188,300	31,296,466
DTS, Inc. (a)	91,512	2,492,787

	Shares	Value
E Ink Holdings, Inc.	1,000,000	$ 1,304,276
FEI Co. (a)	169,654	6,918,490
Ingenico SA	1,343,180	48,507,280
Itron, Inc. (a)	1,179,966	42,207,384
Plexus Corp. (a)	62,278	1,705,172
SYNNEX Corp. (a)	100	3,046
Vishay Intertechnology, Inc. (a)	497,242	4,470,206
		184,819,612
Internet Software & Services - 3.7%
comScore, Inc. (a)	100	2,120
DeNA Co. Ltd.	205,900	6,177,134
eBay, Inc. (a)	3,772,929	114,432,937
Google, Inc. Class A (a)	14,800	9,559,320
INFO Edge India Ltd.	70,574	755,261
Kakaku.com, Inc.	1,151,300	42,213,586
TelecityGroup PLC (a)	1,296,100	13,024,354
ValueClick, Inc. (a)	470,870	7,670,472
VeriSign, Inc.	613,997	21,931,973
VistaPrint Ltd. (a)(d)	755,480	23,117,688
WebMD Health Corp. (a)	257,010	9,650,726
Yandex NV	316,200	6,229,140
		254,764,711
IT Services - 4.4%
Cognizant Technology Solutions Corp. Class A (a)	293,822	18,895,693
Computer Task Group, Inc. (a)	28,485	401,069
Fiserv, Inc. (a)	1,893,630	111,231,826
Genpact Ltd. (a)	274,000	4,096,300
Global Payments, Inc.	83,006	3,932,824
MasterCard, Inc. Class A	395,134	147,313,858
NeuStar, Inc. Class A (a)	537,553	18,368,186
		304,239,756
Office Electronics - 0.7%
Xerox Corp.	6,247,936	49,733,571
Semiconductors & Semiconductor Equipment - 6.7%
Analog Devices, Inc.	1,174,069	42,008,189
Applied Materials, Inc.	13,983,389	149,762,096
Entegris, Inc. (a)	4,085,943	35,649,853
Epistar Corp.	4,314,000	9,159,326
International Rectifier Corp. (a)	24,118	468,372
KLA-Tencor Corp.	861,000	41,543,250
Kontron AG	2,672,016	17,511,183
Linear Technology Corp.	231,827	6,961,765
Marvell Technology Group Ltd. (a)	4,839,381	67,025,427
MIC Electronics Ltd. (a)	1,633,475	184,869
NVIDIA Corp. (a)	100	1,386
NXP Semiconductors NV (a)	1,539,050	23,655,199
PMC-Sierra, Inc. (a)	6,136,058	33,809,680
RF Micro Devices, Inc. (a)	1,764,832	9,530,093
Siliconware Precision Industries Co. Ltd. sponsored ADR	4,285,673	18,685,534
		455,956,222
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 5.5%
ACI Worldwide, Inc. (a)	46,626	$ 1,335,369
Autodesk, Inc. (a)	1,026,203	31,124,737
Citrix Systems, Inc. (a)	100	6,072
Compuware Corp. (a)	822,987	6,847,252
Concur Technologies, Inc. (a)	100	5,079
Electronic Arts, Inc. (a)	3,040,752	62,639,491
Intuit, Inc.	2,813,856	147,980,687
Kingdee International Software Group Co. Ltd.	9,800,800	2,637,405
Mentor Graphics Corp. (a)	530,723	7,196,604
PROS Holdings, Inc. (a)	100	1,488
Rovi Corp. (a)	1,480,596	36,393,050
Royalblue Group PLC	20,200	474,683
Solera Holdings, Inc.	619,636	27,598,587
Synopsys, Inc. (a)	669,998	18,223,946
Take-Two Interactive Software, Inc. (a)	109,600	1,485,080
Temenos Group AG (a)	65,158	1,068,448
Ubisoft Entertainment SA (a)(e)	4,938,303	33,053,753
		378,071,731
TOTAL INFORMATION TECHNOLOGY		1,706,106,115
MATERIALS - 6.1%
Chemicals - 0.6%
Albemarle Corp.	425,321	21,908,285
ShengdaTech, Inc. (a)	100	3
Zoltek Companies, Inc. (a)(d)(e)	2,057,286	15,676,519
		37,584,807
Containers & Packaging - 0.2%
Aptargroup, Inc.	100	5,217
Ball Corp.	404,651	14,450,087
		14,455,304
Metals & Mining - 5.3%
Barrick Gold Corp.	441,200	19,993,500
Centerra Gold, Inc.	294,700	5,208,759
Goldcorp, Inc.	626,800	27,825,636
Harmony Gold Mining Co. Ltd. sponsored ADR	350,000	4,074,000
IAMGOLD Corp.	3,602,100	57,228,965
Kinross Gold Corp.	5,803,261	66,272,511
Kinross Gold Corp. warrants 9/17/14 (a)	85,492	121,724
Newcrest Mining Ltd.	3,104,898	93,986,629
Newmont Mining Corp.	1,091,108	65,477,391
Osisko Mining Corp. (a)	591,100	5,711,335

	Shares	Value
Steel Dynamics, Inc.	463,900	$ 6,100,285
Yamana Gold, Inc.	825,154	12,169,887
		364,170,622
TOTAL MATERIALS		416,210,733
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
NII Holdings, Inc. (a)	1,797,939	38,296,101
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Natural Gas, Inc. (a)	100	192
TOTAL COMMON STOCKS (Cost $6,079,803,427)		6,559,951,085
Nonconvertible Bonds - 0.0%
Principal Amount
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Britannia Industries Ltd. 8.25% 3/22/13 (g) (Cost $135,901)	INR	41,784	136,398
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	285,125,611	285,125,611
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	62,885,777	62,885,777
TOTAL MONEY MARKET FUNDS (Cost $348,011,388)		348,011,388
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $6,427,950,716)		6,908,098,871
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(52,859,647)
NET ASSETS - 100%		$ 6,855,239,224
Currency Abbreviations
INR	-	Indian rupee
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,728,561 or 0.0% of net assets.

(g) Principal amount shown represents units.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,028,281
Fidelity Securities Lending Cash Central Fund	1,220,976
Total	$ 2,249,257
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advance Auto Parts, Inc.	$ 430,593,635	$ -	$ 5,327,739	$ 1,556,916	$ 447,063,034
Allscripts-Misys Healthcare Solutions, Inc.	210,229,437	25,864,307	31,771,315	-	208,005,557
athenahealth, Inc.	104,807,702	-	57,562,932	-	-
Fuel Systems Solutions, Inc.	39,522,475	2,142,172	23,721,686	-	-
Parker Drilling Co.	29,028,608	-	20,748,113	-	-
Patterson-UTI Energy, Inc.	173,000,599	-	180,559,884	509,941	-
PMC-Sierra, Inc.	116,328,477	2,166,091	51,529,462	-	-
Ubisoft Entertainment SA	54,477,231	-	1,026,764	-	33,053,753
Zoltek Companies, Inc.	22,136,973	9,710,802	5,102,111	-	15,676,519
Total	$ 1,180,125,137	$ 39,883,372	$ 377,350,006	$ 2,066,857	$ 703,798,863
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,325,216,704	$ 1,325,214,827	$ 1,877	$ -
Consumer Staples	193,893,514	193,893,514	-	-
Energy	469,363,990	468,373,120	990,870	-
Financials	703,793,094	697,123,989	6,669,105	-
Health Care	1,179,383,053	1,179,383,053	-	-
Industrials	527,687,589	527,687,587	-	2
Information Technology	1,706,106,115	1,706,106,115	-	-
Materials	416,210,733	416,210,733	-	-
Telecommunication Services	38,296,101	38,296,101	-	-
Utilities	192	-	-	192
Corporate Bonds	136,398	-	136,398	-
Money Market Funds	348,011,388	348,011,388	-	-
Total Investments in Securities:	$ 6,908,098,871	$ 6,900,300,427	$ 7,798,250	$ 194
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(360)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	551
Transfers out of Level 3	-
Ending Balance	$ 194
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (360)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.4%
Bermuda	4.0%
Canada	3.3%
India	2.8%
Japan	2.1%
France	1.5%
Netherlands	1.5%
Australia	1.4%
United Kingdom	1.3%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $60,714,065) - See accompanying schedule: Unaffiliated issuers (cost $5,583,573,090)	$ 5,856,288,620
Fidelity Central Funds (cost $348,011,388)	348,011,388
Other affiliated issuers (cost $496,366,238)	703,798,863
Total Investments (cost $6,427,950,716)		$ 6,908,098,871
Cash		114,257
Foreign currency held at value (cost $563,523)		563,498
Receivable for investments sold		16,695,923
Receivable for fund shares sold		2,615,583
Dividends receivable		3,163,417
Interest receivable		8,571
Distributions receivable from Fidelity Central Funds		47,847
Prepaid expenses		21,974
Other receivables		271,963
Total assets		6,931,601,904

Liabilities
Payable for investments purchased	$ 721,990
Payable for fund shares redeemed	7,832,648
Accrued management fee	3,216,068
Distribution and service plan fees payable	1,071,676
Other affiliated payables	498,255
Other payables and accrued expenses	136,266
Collateral on securities loaned, at value	62,885,777
Total liabilities		76,362,680

Net Assets		$ 6,855,239,224
Net Assets consist of:
Paid in capital		$ 6,440,333,657
Distributions in excess of net investment income		(20,203,672)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,014,823)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		480,124,062
Net Assets		$ 6,855,239,224

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($1,085,842,908 ÷ 37,336,364 shares)	$ 29.08

Service Class: Net Asset Value, offering price and redemption price per share ($566,559,740 ÷ 19,581,699 shares)	$ 28.93

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,888,474,637 ÷ 171,040,357 shares)	$ 28.58

Investor Class: Net Asset Value, offering price and redemption price per share ($314,361,939 ÷ 10,841,275 shares)	$ 29.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends (including $2,066,857 earned from other affiliated issuers)		$ 66,623,174
Interest		68,287
Income from Fidelity Central Funds		2,249,257
Total income		68,940,718

Expenses
Management fee	$ 42,857,053
Transfer agent fees	5,852,731
Distribution and service plan fees	14,110,847
Accounting and security lending fees	1,246,812
Custodian fees and expenses	602,529
Independent trustees' compensation	43,775
Audit	89,261
Legal	28,777
Interest	302
Miscellaneous	79,253
Total expenses before reductions	64,911,340
Expense reductions	(860,658)	64,050,682
Net investment income (loss)		4,890,036
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	813,874,158
Other affiliated issuers	106,313,531
Investment not meeting investment restrictions	1,200,407
Foreign currency transactions	(450,867)
Total net realized gain (loss)		920,937,229
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,779,591,933)
Assets and liabilities in foreign currencies	(11,570)
Total change in net unrealized appreciation (depreciation)		(1,779,603,503)
Net gain (loss)		(858,666,274)
Net increase (decrease) in net assets resulting from operations		$ (853,776,238)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,890,036	$ 15,112,664
Net realized gain (loss)	920,937,229	619,912,988
Change in net unrealized appreciation (depreciation)	(1,779,603,503)	1,148,351,385
Net increase (decrease) in net assets resulting from operations	(853,776,238)	1,783,377,037
Distributions to shareholders from net investment income	(5,847,043)	(13,169,709)
Distributions to shareholders from net realized gain	(13,136,802)	(23,446,281)
Total distributions	(18,983,845)	(36,615,990)
Share transactions - net increase (decrease)	(256,795,573)	(578,316,054)
Total increase (decrease) in net assets	(1,129,555,656)	1,168,444,993

Net Assets
Beginning of period	7,984,794,880	6,816,349,887
End of period (including distributions in excess of net investment income of $20,203,672 and undistributed net investment income of $0, respectively)	$ 6,855,239,224	$ 7,984,794,880

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.69	$ 25.54	$ 18.43	$ 36.16	$ 34.77
Income from Investment Operations
Net investment income (loss) C	.08	.11	.12	.14	.21
Net realized and unrealized gain (loss)	(3.55)	7.24	7.26	(12.75)	4.80
Total from investment operations	(3.47)	7.35	7.38	(12.61)	5.01
Distributions from net investment income	(.08)	(.11)	(.15)	(.13)	(.33)
Distributions from net realized gain	(.06)	(.09)	(.12)	(4.99)	(3.29)
Total distributions	(.14)	(.20)	(.27) G	(5.12)	(3.62)
Net asset value, end of period	$ 29.08	$ 32.69	$ 25.54	$ 18.43	$ 36.16
Total Return A, B	(10.61)%	28.83%	40.09%	(39.44)%	15.63%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.66%	.68%	.68%	.67%
Expenses net of fee waivers, if any	.66%	.66%	.68%	.68%	.67%
Expenses net of all reductions	.65%	.66%	.68%	.67%	.66%
Net investment income (loss)	.25%	.40%	.54%	.55%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,085,843	$ 1,372,063	$ 1,053,796	$ 809,243	$ 1,532,407
Portfolio turnover rate E	84%	25%	57%	145%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.115 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.52	$ 25.40	$ 18.33	$ 35.98	$ 34.59
Income from Investment Operations
Net investment income (loss) C	.05	.08	.09	.12	.17
Net realized and unrealized gain (loss)	(3.54)	7.21	7.23	(12.68)	4.77
Total from investment operations	(3.49)	7.29	7.32	(12.56)	4.94
Distributions from net investment income	(.05)	(.08)	(.13)	(.10)	(.26)
Distributions from net realized gain	(.06)	(.09)	(.12)	(4.99)	(3.29)
Total distributions	(.10) H	(.17)	(.25) G	(5.09)	(3.55)
Net asset value, end of period	$ 28.93	$ 32.52	$ 25.40	$ 18.33	$ 35.98
Total Return A, B	(10.72)%	28.75%	39.96%	(39.51)%	15.49%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.76%	.78%	.78%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.78%	.76%
Expenses net of all reductions	.75%	.75%	.78%	.77%	.75%
Net investment income (loss)	.15%	.30%	.44%	.45%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 566,560	$ 749,636	$ 688,509	$ 573,499	$ 1,138,873
Portfolio turnover rate E	84%	25%	57%	145%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.130 and distributions from net realized gain of $.115 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.13	$ 25.10	$ 18.12	$ 35.63	$ 34.25
Income from Investment Operations
Net investment income (loss) C	- I	.04	.06	.08	.12
Net realized and unrealized gain (loss)	(3.49)	7.12	7.13	(12.53)	4.73
Total from investment operations	(3.49)	7.16	7.19	(12.45)	4.85
Distributions from net investment income	(.01)	(.04)	(.10)	(.07)	(.18)
Distributions from net realized gain	(.06)	(.09)	(.12)	(4.99)	(3.29)
Total distributions	(.06) H	(.13)	(.21) G	(5.06)	(3.47)
Net asset value, end of period	$ 28.58	$ 32.13	$ 25.10	$ 18.12	$ 35.63
Total Return A, B	(10.85)%	28.57%	39.75%	(39.61)%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.91%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.91%
Expenses net of all reductions	.90%	.90%	.93%	.92%	.90%
Net investment income (loss)	-% J	.15%	.29%	.30%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,888,475	$ 5,507,254	$ 4,840,547	$ 3,721,868	$ 5,939,927
Portfolio turnover rate E	84%	25%	57%	145%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.21 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.115 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.

I Amount represents less than $.01 per share.

J Amount represents less than .01%.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.60	$ 25.47	$ 18.38	$ 36.07	$ 34.69
Income from Investment Operations
Net investment income (loss) C	.05	.09	.10	.12	.17
Net realized and unrealized gain (loss)	(3.54)	7.22	7.24	(12.71)	4.78
Total from investment operations	(3.49)	7.31	7.34	(12.59)	4.95
Distributions from net investment income	(.06)	(.09)	(.13)	(.11)	(.28)
Distributions from net realized gain	(.06)	(.09)	(.12)	(4.99)	(3.29)
Total distributions	(.11) H	(.18)	(.25) G	(5.10)	(3.57)
Net asset value, end of period	$ 29.00	$ 32.60	$ 25.47	$ 18.38	$ 36.07
Total Return A, B	(10.70)%	28.76%	39.98%	(39.50)%	15.46%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.75%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.74%	.78%	.77%	.78%
Expenses net of all reductions	.73%	.74%	.78%	.76%	.77%
Net investment income (loss)	.17%	.32%	.44%	.46%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 314,362	$ 355,842	$ 233,498	$ 163,319	$ 255,371
Portfolio turnover rate E	84%	25%	57%	145%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.115 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,183,457,155
Gross unrealized depreciation	(749,487,409)
Net unrealized appreciation (depreciation) on securities and other investments	$ 433,969,746

Tax Cost	$ 6,474,129,125

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,189,532
Net unrealized appreciation (depreciation)	$ 433,945,653

The Fund intends to elect to defer to its fiscal year ending December 31, 2012 approximately $20,229,618 of ordinary losses recognized during the period November 1, 2011 to December 31, 2011.

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 18,983,845	$ 36,615,990

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,278,713,728 and $5,953,079,421, respectively.

The fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 674,792
Service Class 2	13,436,055
$ 14,110,847

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 931,636
Service Class	488,579
Service Class 2	3,870,391
Investor Class	562,125
$ 5,852,731

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,105 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,028,333.33%		$ 302

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24,015 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

8. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,220,976, including $11,613 from securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 21,973
Service Class	11,576
Service Class 2	92,254
Investor Class	6,137
$ 131,940

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $728,718 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 3,113,696	$ 4,493,911
Service Class	926,547	1,775,850
Service Class 2	1,198,154	5,957,281
Investor Class	608,646	942,667
Total	$ 5,847,043	$ 13,169,709
From net realized gain
Initial Class	$ 2,063,293	$ 3,766,612
Service Class	1,061,669	2,270,560
Service Class 2	9,414,063	16,498,263
Investor Class	597,777	910,846
Total	$ 13,136,802	$ 23,446,281

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	4,346,832	6,744,710	$ 140,275,662	$ 192,398,751
Reinvestment of distributions	181,585	271,401	5,176,989	8,260,523
Shares redeemed	(9,157,982)	(6,311,889)	(290,511,193)	(176,817,594)
Net increase (decrease)	(4,629,565)	704,222	$ (145,058,542)	$ 23,841,680
Service Class
Shares sold	1,823,503	2,199,123	$ 57,647,518	$ 63,020,500
Reinvestment of distributions	70,106	136,816	1,988,216	4,046,410
Shares redeemed	(5,363,617)	(6,385,739)	(170,062,031)	(176,865,437)
Net increase (decrease)	(3,470,008)	(4,049,800)	$ (110,426,297)	$ (109,798,527)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2
Shares sold	26,064,003	22,168,814	$ 819,239,712	$ 625,591,582
Reinvestment of distributions	378,737	789,024	10,612,217	22,455,544
Shares redeemed	(26,827,045)	(44,352,123)	(831,178,626)	(1,193,744,942)
Net increase (decrease)	(384,305)	(21,394,285)	$ (1,326,697)	$ (545,697,816)
Investor Class
Shares sold	1,466,088	2,390,287	$ 48,132,383	$ 70,748,930
Reinvestment of distributions	42,450	61,106	1,206,423	1,853,513
Shares redeemed	(1,584,274)	(702,570)	(49,322,843)	(19,263,834)
Net increase (decrease)	(75,736)	1,748,823	$ 15,963	$ 53,338,609

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	02/03/12	02/03/12	$0.006
Service Class	02/03/12	02/03/12	$0.006
Service Class 2	02/03/12	02/03/12	$0.006
Investor Class	02/03/12	02/03/12	$0.006

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011 $1,236,976, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of each, of the dividends distributed in December 2011, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0212
1.735273.112

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities Portfolio - Initial Class A	2.30%	0.46%	2.48%
VIP Growth Opportunities Portfolio - Service Class A	2.18%	0.36%	2.38%
VIP Growth Opportunities Portfolio - Service Class 2 A	1.97%	0.20%	2.21%
VIP Growth Opportunities Portfolio - Investor Class A,B	2.18%	0.35%	2.41%

A Prior to February 1, 2007, VIP Growth Opportunities Portfolio operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Steven Wymer, Portfolio Manager of VIP Growth Opportunities Portfolio: For the 12 months ending December 31, 2011, the fund's share classes lagged the 2.64% gain of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) An overweighting and poor stock picking in information technology proved to be the biggest drag on performance, with particularly weak results in the semiconductor and software/services areas. In the former group, shares of Rambus - the fund's biggest individual detractor - plummeted in November when the firm lost an antitrust lawsuit. A stake in video graphics processor manufacturer NVIDIA also hurt here. Within software/services, shares of cloud-computing platform provider salesforce.com struggled, while an underweighting in industry giant International Business Machines hurt when the company's stock performed well. We also had disappointing results from shares of Riverbed Technology in the hardware/equipment space. A few pharmaceutical/biotechnology stocks lost ground and partially offset the fund's overall strong gains in health care, including Human Genome Sciences and drug discovery firm Exelixis. Unfavorable positioning in energy also was costly. On the positive side, strong stock picking and an overweighting in health care helped relative to the index, particularly in the pharmaceuticals/biotechnology/life science area, which accounted for four of the fund's top-six relative contributors. Pharmasset, Regeneron Pharmaceuticals, Ireland-based Elan and Cepheid all were instrumental here. Pharmasset's shares soared in November when Gilead Sciences announced that it would acquire the company. Regeneron, Elan and Cepheid all benefited from positive business fundamentals during the period. Consumer durables/apparel also helped, including a stake in upscale yoga apparel manufacturer and retailer lululemon athletica. Within tech, despite disappointing results overall, a stake in cloud-computing-based software provider SuccessFactors contributed as its stock price got a big boost in early December, when Germany's SAP announced that it would acquire the firm. Positioning in industrials also helped versus the index. A number of these stocks were not found in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.70%
Actual		$ 1,000.00	$ 927.50	$ 3.40
Hypothetical A		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class	.80%
Actual		$ 1,000.00	$ 927.20	$ 3.89
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08
Service Class 2.95%
Actual		$ 1,000.00	$ 925.90	$ 4.61
Hypothetical A		$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class	.78%
Actual		$ 1,000.00	$ 927.10	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.1	5.4
Google, Inc. Class A	3.7	2.2
Exxon Mobil Corp.	3.4	3.0
salesforce.com, Inc.	2.6	3.0
Regeneron Pharmaceuticals, Inc.	2.0	2.1
lululemon athletica, Inc.	1.9	2.0
Silicon Laboratories, Inc.	1.8	1.5
Philip Morris International, Inc.	1.7	1.4
Cypress Semiconductor Corp.	1.7	1.9
NVIDIA Corp.	1.7	1.2
	27.6
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.4	35.1
Consumer Discretionary	17.2	15.8
Health Care	15.7	19.7
Energy	9.9	9.3
Consumer Staples	7.9	7.0
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 98.6%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	7.1%	** Foreign investments	6.2%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 17.2%
Auto Components - 0.5%
Johnson Controls, Inc.	9,900	$ 309,474
Tenneco, Inc. (a)	39,900	1,188,222
		1,497,696
Automobiles - 0.2%
Ford Motor Co.	47,900	515,404
Diversified Consumer Services - 0.1%
Weight Watchers International, Inc.	7,900	434,579
Hotels, Restaurants & Leisure - 5.0%
Arcos Dorados Holdings, Inc.	32,000	656,960
BJ's Restaurants, Inc. (a)	65,600	2,972,992
Buffalo Wild Wings, Inc. (a)	9,300	627,843
Chipotle Mexican Grill, Inc. (a)	4,700	1,587,378
Dunkin' Brands Group, Inc. (a)	44,500	1,111,610
Hyatt Hotels Corp. Class A (a)	29,300	1,102,852
Las Vegas Sands Corp. warrants 11/16/13 (a)	2,600	1,595,530
McDonald's Corp.	35,700	3,581,781
Starbucks Corp.	40,900	1,881,809
Starwood Hotels & Resorts Worldwide, Inc.	19,800	949,806
The Cheesecake Factory, Inc. (a)(d)	18,400	540,040
		16,608,601
Household Durables - 1.9%
iRobot Corp. (a)	10,600	316,410
Lennar Corp. Class A	143,400	2,817,810
SodaStream International Ltd. (a)	16,400	536,116
Tempur-Pedic International, Inc. (a)	17,100	898,263
Toll Brothers, Inc. (a)	58,500	1,194,570
Tupperware Brands Corp.	12,100	677,237
		6,440,406
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	23,500	4,067,850
Groupon, Inc. Class A (a)(d)	37,000	763,310
		4,831,160
Media - 1.1%
Comcast Corp. Class A	13,800	327,198
DIRECTV (a)	29,200	1,248,592
DreamWorks Animation SKG, Inc. Class A (a)	8,300	137,739
Lions Gate Entertainment Corp. (a)	28,600	237,952
Pandora Media, Inc. (d)	98,900	989,989
The Walt Disney Co.	20,900	783,750
		3,725,220
Multiline Retail - 0.6%
JCPenney Co., Inc.	31,450	1,105,468
Target Corp.	18,400	942,448
		2,047,916

	Shares	Value
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A	9,300	$ 454,212
Bed Bath & Beyond, Inc. (a)	10,300	597,091
DSW, Inc. Class A	35,200	1,556,192
Francescas Holdings Corp. (a)	8,700	150,510
Home Depot, Inc.	28,100	1,181,324
Jos. A. Bank Clothiers, Inc. (a)	7,700	375,452
Lumber Liquidators Holdings, Inc. (a)(d)	59,100	1,043,706
Staples, Inc.	22,800	316,692
Teavana Holdings, Inc. (a)(d)	500	9,390
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	16,900	1,097,148
		6,781,717
Textiles, Apparel & Luxury Goods - 4.4%
Coach, Inc.	30,600	1,867,824
Fossil, Inc. (a)	29,200	2,317,312
lululemon athletica, Inc. (a)(d)	135,672	6,330,456
Michael Kors Holdings Ltd.	40,900	1,114,525
NIKE, Inc. Class B	14,200	1,368,454
Steven Madden Ltd. (a)	38,150	1,316,175
Vera Bradley, Inc. (a)(d)	18,800	606,300
		14,921,046
TOTAL CONSUMER DISCRETIONARY		57,803,745
CONSUMER STAPLES - 7.9%
Beverages - 1.7%
PepsiCo, Inc.	30,800	2,043,580
The Coca-Cola Co.	53,900	3,771,383
		5,814,963
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	13,000	1,083,160
Drogasil SA	4,581	31,889
Fresh Market, Inc. (a)	11,200	446,880
Wal-Mart Stores, Inc.	40,300	2,408,328
Walgreen Co.	20,000	661,200
Whole Foods Market, Inc.	17,500	1,217,650
		5,849,107
Food Products - 0.4%
Green Mountain Coffee Roasters, Inc. (a)	32,700	1,466,595
Household Products - 0.3%
Church & Dwight Co., Inc.	13,800	631,488
Procter & Gamble Co.	7,000	466,970
		1,098,458
Personal Products - 1.5%
Avon Products, Inc.	11,758	205,412
Herbalife Ltd.	91,800	4,743,306
		4,948,718
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 2.2%
Altria Group, Inc.	53,500	$ 1,586,275
Philip Morris International, Inc.	73,900	5,799,672
		7,385,947
TOTAL CONSUMER STAPLES		26,563,788
ENERGY - 9.9%
Energy Equipment & Services - 2.7%
Carbo Ceramics, Inc.	2,900	357,657
FMC Technologies, Inc. (a)	13,860	723,908
Halliburton Co.	43,500	1,501,185
National Oilwell Varco, Inc.	16,103	1,094,843
Schlumberger Ltd.	76,600	5,232,546
		8,910,139
Oil, Gas & Consumable Fuels - 7.2%
Anadarko Petroleum Corp.	14,400	1,099,152
Chesapeake Energy Corp.	84,236	1,877,620
Chevron Corp.	16,900	1,798,160
Concho Resources, Inc. (a)	9,800	918,750
EOG Resources, Inc.	3,400	334,934
Exxon Mobil Corp.	134,200	11,374,792
Hess Corp.	19,800	1,124,640
Noble Energy, Inc.	6,100	575,779
Occidental Petroleum Corp.	25,600	2,398,720
Peabody Energy Corp.	9,700	321,167
Range Resources Corp.	6,700	414,998
Solazyme, Inc.	4,600	54,740
Southwestern Energy Co. (a)	39,507	1,261,854
Valero Energy Corp.	31,400	660,970
		24,216,276
TOTAL ENERGY		33,126,415
FINANCIALS - 3.0%
Capital Markets - 0.4%
Charles Schwab Corp.	44,200	497,692
Goldman Sachs Group, Inc.	4,509	407,749
Morgan Stanley	9,000	136,170
T. Rowe Price Group, Inc.	5,500	313,225
		1,354,836
Commercial Banks - 0.3%
Signature Bank, New York (a)	9,100	545,909
Wells Fargo & Co.	18,600	512,616
		1,058,525
Consumer Finance - 1.3%
Discover Financial Services	176,800	4,243,200
Diversified Financial Services - 0.8%
BM&F Bovespa SA	119,429	628,169

	Shares	Value
CME Group, Inc.	900	$ 219,303
JPMorgan Chase & Co.	52,900	1,758,925
		2,606,397
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	4,087	526,978
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	25,000	366,500
TOTAL FINANCIALS		10,156,436
HEALTH CARE - 15.7%
Biotechnology - 12.1%
Alexion Pharmaceuticals, Inc. (a)	15,100	1,079,650
Alkermes PLC (a)	172,700	2,998,072
Amarin Corp. PLC ADR (a)	42,200	316,078
Amylin Pharmaceuticals, Inc. (a)	55,600	632,728
Celgene Corp. (a)	11,965	808,834
Cepheid, Inc. (a)	71,700	2,467,197
Exelixis, Inc. (a)	403,328	1,909,758
Human Genome Sciences, Inc. (a)	188,300	1,391,537
ImmunoGen, Inc. (a)(d)	267,763	3,100,696
Immunomedics, Inc. (a)(d)	284,700	948,051
InterMune, Inc. (a)	57,700	727,020
Isis Pharmaceuticals, Inc. (a)(d)	200,200	1,443,442
Lexicon Pharmaceuticals, Inc. (a)(d)	1,504,263	1,940,499
Metabolix, Inc. (a)(d)	153,605	698,903
Micromet, Inc. (a)(d)	182,255	1,310,413
NPS Pharmaceuticals, Inc. (a)	55,000	362,450
Pharmasset, Inc. (a)	35,320	4,528,024
Regeneron Pharmaceuticals, Inc. (a)(d)	118,100	6,546,283
Rigel Pharmaceuticals, Inc. (a)	162,400	1,281,336
Seattle Genetics, Inc. (a)(d)	317,438	5,305,976
Transition Therapeutics, Inc. (a)	148,408	203,319
Transition Therapeutics, Inc. (f)	23,906	29,476
Vertex Pharmaceuticals, Inc. (a)	17,000	564,570
		40,594,312
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc.	8,900	440,372
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	17,700	791,013
McKesson Corp.	8,800	685,608
Medco Health Solutions, Inc. (a)	12,800	715,520
		2,192,141
Health Care Technology - 0.1%
athenahealth, Inc. (a)	6,200	304,544
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	3,200	97,536
Pharmaceuticals - 2.7%
Abbott Laboratories	33,100	1,861,213
Allergan, Inc.	16,800	1,474,032
Elan Corp. PLC sponsored ADR (a)	219,900	3,021,426
Endocyte, Inc.	36,100	135,736
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
GlaxoSmithKline PLC sponsored ADR	14,600	$ 666,198
Johnson & Johnson	10,700	701,706
MAP Pharmaceuticals, Inc. (a)	76,416	1,006,399
		8,866,710
TOTAL HEALTH CARE		52,495,615
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.3%
Exelis, Inc.	10,300	93,215
Honeywell International, Inc.	22,900	1,244,615
The Boeing Co.	40,600	2,978,010
		4,315,840
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	39,100	2,861,729
Airlines - 0.2%
JetBlue Airways Corp. (a)	115,700	601,640
United Continental Holdings, Inc. (a)	14,500	273,615
		875,255
Construction & Engineering - 0.4%
Fluor Corp.	5,400	271,350
Orascom Construction Industries SAE GDR	18,000	610,200
Quanta Services, Inc. (a)	15,841	341,215
		1,222,765
Electrical Equipment - 0.2%
Roper Industries, Inc.	6,500	564,655
Industrial Conglomerates - 1.2%
3M Co.	11,900	972,587
Danaher Corp.	47,500	2,234,400
General Electric Co.	40,900	732,519
		3,939,506
Machinery - 1.3%
Caterpillar, Inc.	29,700	2,690,820
Cummins, Inc.	6,200	545,724
Deere & Co.	9,600	742,560
ITT Corp.	5,150	99,550
Xylem, Inc.	10,300	264,607
		4,343,261
Road & Rail - 1.2%
CSX Corp.	54,400	1,145,664
Union Pacific Corp.	27,900	2,955,726
		4,101,390
TOTAL INDUSTRIALS		22,224,401
INFORMATION TECHNOLOGY - 35.4%
Communications Equipment - 3.4%
Acme Packet, Inc. (a)	3,600	111,276

	Shares	Value
F5 Networks, Inc. (a)	4,000	$ 424,480
Infinera Corp. (a)(d)	225,900	1,418,652
Juniper Networks, Inc. (a)	15,600	318,396
QUALCOMM, Inc.	100,295	5,486,137
Riverbed Technology, Inc. (a)	150,900	3,546,150
		11,305,091
Computers & Peripherals - 8.3%
Apple, Inc. (a)	59,042	23,912,008
Fusion-io, Inc. (d)	99,400	2,405,480
NetApp, Inc. (a)	11,800	427,986
SanDisk Corp. (a)	18,000	885,780
Silicon Graphics International Corp. (a)(d)	39,079	447,845
		28,079,099
Electronic Equipment & Components - 0.1%
Corning, Inc.	23,000	298,540
Internet Software & Services - 5.4%
Angie's List, Inc. (d)	1,300	20,930
Baidu.com, Inc. sponsored ADR (a)	15,700	1,828,579
Cornerstone OnDemand, Inc. (d)	23,400	426,816
eBay, Inc. (a)	54,100	1,640,853
Facebook, Inc. Class B (f)	16,196	404,900
Google, Inc. Class A (a)	19,430	12,549,837
Mail.ru Group Ltd. GDR (a)(e)	700	18,200
OpenTable, Inc. (a)(d)	2,300	89,999
Rackspace Hosting, Inc. (a)	31,600	1,359,116
		18,339,230
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	34,232	2,201,460
International Business Machines Corp.	21,600	3,971,808
MasterCard, Inc. Class A	6,000	2,236,920
VeriFone Systems, Inc. (a)	11,900	422,688
Visa, Inc. Class A	28,300	2,873,299
		11,706,175
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)	43,800	236,520
Analog Devices, Inc.	4,900	175,322
Applied Materials, Inc.	33,000	353,430
Applied Micro Circuits Corp. (a)	28,000	188,160
Atmel Corp. (a)	25,100	203,310
Broadcom Corp. Class A	20,000	587,200
Cree, Inc. (a)	63,400	1,397,336
Cypress Semiconductor Corp.	342,900	5,791,581
Intel Corp.	13,900	337,075
NVIDIA Corp. (a)	415,600	5,760,216
Rambus, Inc. (a)(d)	284,500	2,147,975
Silicon Image, Inc. (a)	60,200	282,940
Silicon Laboratories, Inc. (a)	137,200	5,957,224
Xilinx, Inc.	11,400	365,484
		23,783,773
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 7.6%
Citrix Systems, Inc. (a)	15,200	$ 922,944
Jive Software, Inc.	8,800	140,800
Microsoft Corp.	153,500	3,984,860
NetSuite, Inc. (a)	15,100	612,305
Oracle Corp.	88,600	2,272,590
QLIK Technologies, Inc. (a)	44,200	1,069,640
RealPage, Inc. (a)	15,700	396,739
Red Hat, Inc. (a)	111,900	4,620,351
salesforce.com, Inc. (a)	87,524	8,880,185
Solera Holdings, Inc.	14,200	632,468
TiVo, Inc. (a)	115,500	1,036,035
VMware, Inc. Class A (a)	6,400	532,416
Zynga, Inc.	35,300	332,173
		25,433,506
TOTAL INFORMATION TECHNOLOGY		118,945,414
MATERIALS - 2.9%
Chemicals - 1.9%
Dow Chemical Co.	30,200	868,552
E.I. du Pont de Nemours & Co.	20,800	952,224
Monsanto Co.	55,800	3,909,906
The Mosaic Co.	12,600	635,418
		6,366,100
Metals & Mining - 1.0%
Barrick Gold Corp.	19,800	897,260
Freeport-McMoRan Copper & Gold, Inc.	35,500	1,306,045
Molycorp, Inc. (a)(d)	17,500	419,650
Mongolian Mining Corp. (a)	306,000	230,093
Nucor Corp.	13,800	546,066
		3,399,114
TOTAL MATERIALS		9,765,214
TOTAL COMMON STOCKS (Cost $250,783,554)		331,081,028
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	4,038,558	$ 4,038,558
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	23,671,106	23,671,106
TOTAL MONEY MARKET FUNDS (Cost $27,709,664)		27,709,664
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $278,493,218)		358,790,692
NET OTHER ASSETS (LIABILITIES) - (6.8)%		(22,895,573)
NET ASSETS - 100%		$ 335,895,119
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,200 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $434,376 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 405,011
Transition Therapeutics, Inc.	11/21/11	$ 32,273
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,030
Fidelity Securities Lending Cash Central Fund	266,385
Total	$ 269,415
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 57,803,745	$ 56,208,215	$ 1,595,530	$ -
Consumer Staples	26,563,788	26,563,788	-	-
Energy	33,126,415	33,126,415	-	-
Financials	10,156,436	10,156,436	-	-
Health Care	52,495,615	52,466,139	29,476	-
Industrials	22,224,401	22,224,401	-	-
Information Technology	118,945,414	118,540,514	-	404,900
Materials	9,765,214	9,765,214	-	-
Money Market Funds	27,709,664	27,709,664	-	-
Total Investments in Securities:	$ 358,790,692	$ 356,760,786	$ 1,625,006	$ 404,900
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(111)
Cost of Purchases	405,011
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 404,900
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (111)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $22,900,048) - See accompanying schedule: Unaffiliated issuers (cost $250,783,554)	$ 331,081,028
Fidelity Central Funds (cost $27,709,664)	27,709,664
Total Investments (cost $278,493,218)		$ 358,790,692
Cash		1,910
Receivable for investments sold		794,555
Receivable for fund shares sold		136,436
Dividends receivable		252,767
Distributions receivable from Fidelity Central Funds		81,348
Prepaid expenses		897
Other receivables		6,789
Total assets		360,065,394

Liabilities
Payable for investments purchased	$ 104,052
Payable for fund shares redeemed	144,020
Accrued management fee	157,141
Distribution and service plan fees payable	18,202
Other affiliated payables	33,280
Other payables and accrued expenses	42,474
Collateral on securities loaned, at value	23,671,106
Total liabilities		24,170,275

Net Assets		$ 335,895,119
Net Assets consist of:
Paid in capital		$ 348,189,358
Undistributed net investment income		43,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,634,930)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,297,076
Net Assets		$ 335,895,119

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($111,237,546 ÷ 6,077,957 shares)	$ 18.30

Service Class: Net Asset Value, offering price and redemption price per share ($138,842,047 ÷ 7,599,305 shares)	$ 18.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,441,242 ÷ 1,733,754 shares)	$ 18.13

Investor Class: Net Asset Value, offering price and redemption price per share ($54,374,284 ÷ 2,982,001 shares)	$ 18.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 2,785,550
Income from Fidelity Central Funds (including $266,385 from security lending)		269,415
Total income		3,054,965

Expenses
Management fee	$ 1,973,084
Transfer agent fees	305,416
Distribution and service plan fees	241,612
Accounting and security lending fees	145,004
Custodian fees and expenses	27,189
Independent trustees' compensation	2,094
Audit	54,237
Legal	1,684
Interest	453
Miscellaneous	4,217
Total expenses before reductions	2,754,990
Expense reductions	(23,600)	2,731,390
Net investment income (loss)		323,575
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,489,789
Foreign currency transactions	(1,357)
Total net realized gain (loss)		47,488,432
Change in net unrealized appreciation (depreciation) on: Investment securities	(40,426,020)
Assets and liabilities in foreign currencies	(453)
Total change in net unrealized appreciation (depreciation)		(40,426,473)
Net gain (loss)		7,061,959
Net increase (decrease) in net assets resulting from operations		$ 7,385,534

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 323,575	$ 480,107
Net realized gain (loss)	47,488,432	54,580,423
Change in net unrealized appreciation (depreciation)	(40,426,473)	31,826,220
Net increase (decrease) in net assets resulting from operations	7,385,534	86,886,750
Distributions to shareholders from net investment income	(331,249)	(419,463)
Share transactions - net increase (decrease)	(23,326,336)	(143,876,084)
Total increase (decrease) in net assets	(16,272,051)	(57,408,797)

Net Assets
Beginning of period	352,167,170	409,575,967
End of period (including undistributed net investment income of $43,615 and undistributed net investment income of $58,532, respectively)	$ 335,895,119	$ 352,167,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.92	$ 14.51	$ 9.99	$ 22.37	$ 18.16
Income from Investment Operations
Net investment income (loss) C	.03	.03	.06	.07	(.01)
Net realized and unrealized gain (loss)	.38	3.41	4.52	(12.38)	4.22
Total from investment operations	.41	3.44	4.58	(12.31)	4.21
Distributions from net investment income	(.03)	(.03)	(.06)	(.07)	-
Net asset value, end of period	$ 18.30	$ 17.92	$ 14.51	$ 9.99	$ 22.37
Total Return A,B	2.30%	23.74%	45.85%	(55.02)%	23.18%
Ratios to Average Net Assets D,F
Expenses before reductions	.70%	.70%	.72%	.71%	.68%
Expenses net of fee waivers, if any	.70%	.69%	.72%	.71%	.68%
Expenses net of all reductions	.69%	.69%	.72%	.71%	.68%
Net investment income (loss)	.17%	.19%	.50%	.42%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,238	$ 123,894	$ 157,864	$ 115,057	$ 321,507
Portfolio turnover rate E	34%	33%	88%	148%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.89	$ 14.48	$ 9.97	$ 22.32	$ 18.14
Income from Investment Operations
Net investment income (loss) C	.01	.01	.05	.05	(.03)
Net realized and unrealized gain (loss)	.38	3.42	4.51	(12.34)	4.21
Total from investment operations	.39	3.43	4.56	(12.29)	4.18
Distributions from net investment income	(.01)	(.02)	(.05)	(.06)	-
Net asset value, end of period	$ 18.27	$ 17.89	$ 14.48	$ 9.97	$ 22.32
Total Return A,B	2.18%	23.65%	45.72%	(55.06)%	23.04%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.80%	.82%	.81%	.78%
Expenses net of fee waivers, if any	.80%	.79%	.82%	.81%	.78%
Expenses net of all reductions	.79%	.79%	.82%	.81%	.78%
Net investment income (loss)	.07%	.09%	.40%	.32%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,842	$ 159,157	$ 187,696	$ 126,076	$ 231,249
Portfolio turnover rate E	34%	33%	88%	148%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78	$ 14.40	$ 9.92	$ 22.15	$ 18.03
Income from Investment Operations
Net investment income (loss) C	(.02)	(.01)	.03	.03	(.06)
Net realized and unrealized gain (loss)	.37	3.39	4.48	(12.24)	4.18
Total from investment operations	.35	3.38	4.51	(12.21)	4.12
Distributions from net investment income	-	-	(.03)	(.02)	-
Net asset value, end of period	$ 18.13	$ 17.78	$ 14.40	$ 9.92	$ 22.15
Total Return A,B	1.97%	23.47%	45.46%	(55.12)%	22.85%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.96%	.98%	.97%	.94%
Expenses net of fee waivers, if any	.95%	.95%	.98%	.97%	.94%
Expenses net of all reductions	.95%	.95%	.98%	.97%	.94%
Net investment income (loss)	(.08)%	(.07)%	.24%	.16%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,441	$ 32,600	$ 36,247	$ 24,622	$ 88,013
Portfolio turnover rate E	34%	33%	88%	148%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.86	$ 14.46	$ 9.97	$ 22.28	$ 18.11
Income from Investment Operations
Net investment income (loss) C	.02	.02	.05	.05	(.04)
Net realized and unrealized gain (loss)	.37	3.41	4.49	(12.31)	4.21
Total from investment operations	.39	3.43	4.54	(12.26)	4.17
Distributions from net investment income	(.02)	(.03)	(.05)	(.05)	-
Net asset value, end of period	$ 18.23	$ 17.86	$ 14.46	$ 9.97	$ 22.28
Total Return A,B	2.18%	23.69%	45.57%	(55.05)%	23.03%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.79%	.82%	.82%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.82%	.82%	.80%
Expenses net of all reductions	.78%	.78%	.82%	.81%	.80%
Net investment income (loss)	.09%	.10%	.40%	.31%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,374	$ 36,516	$ 27,769	$ 7,065	$ 33,366
Portfolio turnover rate E	34%	33%	88%	148%	100%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 108,060,757
Gross unrealized depreciation	(28,618,076)
Net unrealized appreciation (depreciation) on securities and other investments	$ 79,442,681

Tax Cost	$ 279,348,011

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 43,630
Capital loss carryforward	$ (91,780,138)
Net unrealized appreciation (depreciation)	$ 79,442,283

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (13,439,190)
2017	(78,340,948)
Total capital loss carryforward	$ (91,780,138)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 331,249	$ 419,463

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $119,519,343 and $145,950,178, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 154,379
Service Class 2	87,233
$ 241,612

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 89,241
Service Class	112,867
Service Class 2	28,019
Investor Class	75,289
$ 305,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,485 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,143,600.40%		$ 453

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,138 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is maintained at the Fund's custodian and/or invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $7,078 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 2,066
Service Class	2,711
Service Class 2	613
Investor Class	826
$ 6,216

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $17,384 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 193,183	$ 234,004
Service Class	82,425	134,452
Investor Class	55,641	51,007
Total	$ 331,249	$ 419,463

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	1,066,053	1,405,820	$ 20,174,338	$ 21,866,378
Reinvestment of distributions	10,721	13,051	193,183	234,004
Shares redeemed	(1,910,892)	(5,388,382)	(35,914,517)	(90,213,998)
Net increase (decrease)	(834,118)	(3,969,511)	$ (15,546,996)	$ (68,113,616)
Service Class
Shares sold	403,454	437,769	$ 7,595,912	$ 6,566,092
Reinvestment of distributions	4,504	7,511	82,425	134,452
Shares redeemed	(1,705,088)	(4,512,647)	(32,048,593)	(75,039,223)
Net increase (decrease)	(1,297,130)	(4,067,367)	$ (24,370,256)	$ (68,338,679)
Service Class 2
Shares sold	962,463	709,091	$ 17,895,915	$ 11,010,892
Shares redeemed	(1,062,706)	(1,392,788)	(19,476,673)	(21,449,132)
Net increase (decrease)	(100,243)	(683,697)	$ (1,580,758)	$ (10,438,240)
Investor Class
Shares sold	1,576,055	795,392	$ 29,817,704	$ 12,922,808
Reinvestment of distributions	3,097	2,854	55,641	51,007
Shares redeemed	(641,452)	(673,827)	(11,701,671)	(9,959,364)
Net increase (decrease)	937,700	124,419	$ 18,171,674	$ 3,014,451

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 36% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 37% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, and Investor Class designates 100% dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2010 and the total expense ratio of Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRO-ANN-0212
1.540209.114

Fidelity® Variable Insurance Products:
Growth Strategies Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Growth Strategies Portfolio - Initial Class	-8.99%	-0.88%	1.75%
VIP Growth Strategies Portfolio - Service Class	-9.01%	-0.97%	1.67%
VIP Growth Strategies Portfolio - Service Class 2	-9.22%	-1.12%	1.48%
VIP Growth Strategies Portfolio - Investor Class A	-9.05%	-0.97%	1.68%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Strategies Portfolio - Initial Class on December 31, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Steven Calhoun, Portfolio Manager of VIP Growth Strategies Portfolio: For the year, the fund's share classes significantly lagged the -1.65% return of the Russell Midcap® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus its benchmark, the fund's performance was hampered by weak stock picking and an underweighting in the strong-performing consumer discretionary sector, especially the retailing group. Security selection in industrials, energy and financials also meaningfully detracted. China-based seed supplier Origin Agritech was the largest individual detractor, as the government there tightened credit, which hurt Chinese stocks in general and particularly small-caps. Additionally, allegations of fraud at some other Chinese companies made investors more reluctant to hold China-based stocks. Other notable detractors included biotechnology firm Human Genome Sciences; high-definition videoconferencing equipment provider Polycom; NuVasive, a maker of minimally invasive surgical products for the spine; and metallurgical coal producer Walter Energy. Origin Agritech and NuVasive were out-of-index holdings. Conversely, positioning in information technology, health care and utilities bolstered relative performance the most. U.K.-based Autonomy took top honors as the largest individual contributor. The company, which provides cloud computing software that organizes data in e-mails, phone calls and other unstructured forms of communication, saw its stock surge in August, when it was announced the company would be bought by Hewlett-Packard on favorable terms. I sold the stock to lock in profits before the deal closed in October. Also aiding the fund's results was Heckmann, a provider of transportation and remediation services for wastewater created by "fracking," the hydraulic fracturing process widely used to extract natural gas from shale beds. Another top contributor was CVR Partners, which had its initial public offering in April and saw its stock run up sharply from there. The company uses a petroleum coke gasification process to produce nitrogen fertilizer. Biopharmaceutical firm Inhibitex was a contributor as well. All four contributors I've highlighted were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.90%
Actual		$ 1,000.00	$ 865.00	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class	1.00%
Actual		$ 1,000.00	$ 864.70	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2	1.15%
Actual		$ 1,000.00	$ 863.60	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class	.98%
Actual		$ 1,000.00	$ 865.00	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Cyberonics, Inc.	2.4	1.3
Heckmann Corp.	2.4	1.2
CF Industries Holdings, Inc.	2.2	3.4
ArthroCare Corp.	2.2	1.1
Walter Energy, Inc.	1.9	0.0
Alpha Natural Resources, Inc.	1.7	0.0
CVR Partners LP	1.7	1.6
Zoll Medical Corp.	1.6	0.9
Citrix Systems, Inc.	1.6	0.0
Potash Corp. of Saskatchewan, Inc.	1.6	0.0
	19.3
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	20.5
Consumer Discretionary	17.8	17.7
Health Care	15.6	13.5
Energy	13.4	13.4
Materials	12.0	12.3
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 98.6%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	13.3%	** Foreign investments	19.7%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Automobiles - 0.8%
Tesla Motors, Inc. (a)	5,064	$ 144,628
Diversified Consumer Services - 0.9%
Weight Watchers International, Inc.	2,942	161,839
Hotels, Restaurants & Leisure - 2.3%
BJ's Restaurants, Inc. (a)	2,011	91,139
Buffalo Wild Wings, Inc. (a)	1,400	94,514
Panera Bread Co. Class A (a)	812	114,857
Texas Roadhouse, Inc. Class A	6,609	98,474
		398,984
Media - 1.1%
Discovery Communications, Inc. (a)	4,545	186,209
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	2,433	202,207
Specialty Retail - 5.4%
Abercrombie & Fitch Co. Class A	2,839	138,657
Body Central Corp. (a)	4,685	116,938
Limited Brands, Inc.	5,415	218,495
Tiffany & Co., Inc.	2,864	189,769
Tractor Supply Co.	2,465	172,920
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,590	103,223
		940,002
Textiles, Apparel & Luxury Goods - 6.2%
Liz Claiborne, Inc. (a)	24,668	212,885
Michael Kors Holdings Ltd.	2,224	60,604
PVH Corp.	3,021	212,950
Ralph Lauren Corp.	1,764	243,573
Under Armour, Inc. Class A (sub. vtg.) (a)	2,576	184,931
Warnaco Group, Inc. (a)	3,600	180,144
		1,095,087
TOTAL CONSUMER DISCRETIONARY		3,128,956
CONSUMER STAPLES - 4.0%
Beverages - 0.6%
Hansen Natural Corp. (a)	1,073	98,866
Food & Staples Retailing - 1.2%
Whole Foods Market, Inc.	2,900	201,782
Food Products - 1.7%
Green Mountain Coffee Roasters, Inc. (a)	3,318	148,812
Mead Johnson Nutrition Co. Class A	1,335	91,755
Origin Agritech Ltd. (a)	25,735	60,735
		301,302
Tobacco - 0.5%
Lorillard, Inc.	800	91,200
TOTAL CONSUMER STAPLES		693,150

	Shares	Value
ENERGY - 13.4%
Energy Equipment & Services - 3.8%
Cameron International Corp. (a)	5,700	$ 280,383
Dresser-Rand Group, Inc. (a)	4,100	204,631
Rowan Companies, Inc. (a)	5,800	175,914
		660,928
Oil, Gas & Consumable Fuels - 9.6%
Alpha Natural Resources, Inc. (a)	15,106	308,616
Amyris, Inc. (a)	5,700	65,778
Bumi PLC	12,392	169,370
Cabot Oil & Gas Corp.	2,700	204,930
EV Energy Partners LP	2,700	177,930
EXCO Resources, Inc.	17,899	187,045
Oasis Petroleum, Inc. (a)	6,134	178,438
QEP Resources, Inc.	5,400	158,220
Range Resources Corp.	2,700	167,238
Solazyme, Inc.	5,900	70,210
		1,687,775
TOTAL ENERGY		2,348,703
FINANCIALS - 1.1%
Real Estate Investment Trusts - 0.5%
SL Green Realty Corp.	1,400	93,296
Real Estate Management & Development - 0.6%
Altisource Portfolio Solutions SA (a)	2,000	100,360
TOTAL FINANCIALS		193,656
HEALTH CARE - 15.6%
Biotechnology - 6.6%
Alexion Pharmaceuticals, Inc. (a)	2,600	185,900
Human Genome Sciences, Inc. (a)	17,218	127,241
Idenix Pharmaceuticals, Inc. (a)	27,952	208,103
Inhibitex, Inc. (a)	14,304	156,486
Theravance, Inc. (a)	4,859	107,384
United Therapeutics Corp. (a)	4,372	206,577
Vertex Pharmaceuticals, Inc. (a)	5,065	168,209
		1,159,900
Health Care Equipment & Supplies - 8.2%
ArthroCare Corp. (a)	12,098	383,265
Cyberonics, Inc. (a)	12,679	424,743
Insulet Corp. (a)	5,458	102,774
NuVasive, Inc. (a)	16,739	210,744
Zeltiq Aesthetics, Inc.	2,932	33,308
Zoll Medical Corp. (a)	4,617	291,702
		1,446,536
Health Care Technology - 0.8%
Merge Healthcare, Inc. (a)	27,562	133,676
TOTAL HEALTH CARE		2,740,112
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.9%
Aerospace & Defense - 1.2%
BE Aerospace, Inc. (a)	5,200	$ 201,292
Building Products - 2.6%
Lennox International, Inc.	6,917	233,449
Owens Corning (a)	7,900	226,888
		460,337
Electrical Equipment - 2.6%
Cooper Industries PLC Class A	4,200	227,430
Roper Industries, Inc.	2,650	230,206
		457,636
Machinery - 5.1%
CNH Global NV (a)	7,925	285,221
IDEX Corp.	3,400	126,174
Ingersoll-Rand PLC	9,200	280,324
WABCO Holdings, Inc. (a)	2,287	99,256
Westport Innovations, Inc. (a)	3,195	106,202
		897,177
Marine - 0.4%
Ultrapetrol (Bahamas) Ltd. (a)	23,849	71,070
TOTAL INDUSTRIALS		2,087,512
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 1.5%
Polycom, Inc. (a)	11,196	182,495
Riverbed Technology, Inc. (a)	3,204	75,294
		257,789
Computers & Peripherals - 0.9%
SanDisk Corp. (a)	3,318	163,279
Electronic Equipment & Components - 1.2%
Aeroflex Holding Corp. (a)	2,100	21,504
Maxwell Technologies, Inc. (a)	11,368	184,616
		206,120
Internet Software & Services - 2.9%
Blinkx PLC (a)	41,456	49,256
Rackspace Hosting, Inc. (a)	4,398	189,158
Velti PLC (a)	7,300	49,640
VeriSign, Inc.	6,100	217,892
		505,946
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	2,989	192,223
Semiconductors & Semiconductor Equipment - 5.3%
ASML Holding NV	4,800	200,592
Ceva, Inc. (a)	6,038	182,710
Freescale Semiconductor Holdings I Ltd.	7,200	91,080

	Shares	Value
KLA-Tencor Corp.	3,956	$ 190,877
NVIDIA Corp. (a)	13,300	184,338
NXP Semiconductors NV (a)	5,600	86,072
		935,669
Software - 7.5%
ANSYS, Inc. (a)	3,883	222,418
Ariba, Inc. (a)	3,700	103,896
Autodesk, Inc. (a)	6,301	191,109
Citrix Systems, Inc. (a)	4,700	285,384
Informatica Corp. (a)	4,486	165,668
Intuit, Inc.	4,700	247,173
Nuance Communications, Inc. (a)	3,964	99,734
		1,315,382
TOTAL INFORMATION TECHNOLOGY		3,576,408
MATERIALS - 12.0%
Chemicals - 8.5%
CF Industries Holdings, Inc.	2,682	388,836
CVR Partners LP	11,915	295,730
Monsanto Co.	2,400	168,168
Potash Corp. of Saskatchewan, Inc.	6,900	285,309
Rentech Nitrogen Partners LP	4,900	80,115
The Mosaic Co.	5,600	282,408
		1,500,566
Metals & Mining - 3.5%
First Quantum Minerals Ltd.	6,700	131,908
Genel Energy PLC	3,300	39,722
Ivanhoe Mines Ltd. (a)	6,100	108,355
Walter Energy, Inc.	5,438	329,325
		609,310
TOTAL MATERIALS		2,109,876
UTILITIES - 2.4%
Water Utilities - 2.4%
Heckmann Corp. (a)	62,757	417,334
TOTAL COMMON STOCKS (Cost $18,350,853)		17,295,707
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b) (Cost $382,171)	382,171	382,171
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $18,733,024)	17,677,878
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(136,800)
NET ASSETS - 100%	$ 17,541,078
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 479
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.7%
Canada	3.6%
Netherlands	3.2%
Ireland	2.9%
United Kingdom	1.5%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $18,350,853)	$ 17,295,707
Fidelity Central Funds (cost $382,171)	382,171
Total Investments (cost $18,733,024)		$ 17,677,878
Receivable for fund shares sold		659
Dividends receivable		6,247
Distributions receivable from Fidelity Central Funds		38
Prepaid expenses		63
Receivable from investment adviser for expense reductions		9,168
Other receivables		11,820
Total assets		17,705,873

Liabilities
Payable for investments purchased	$ 4,703
Payable for fund shares redeemed	119,668
Accrued management fee	9,129
Distribution and service plan fees payable	1,051
Other affiliated payables	2,099
Other payables and accrued expenses	28,145
Total liabilities		164,795

Net Assets		$ 17,541,078
Net Assets consist of:
Paid in capital		$ 25,115,874
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,518,914)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,055,882)
Net Assets		$ 17,541,078

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($5,209,914 ÷ 635,400 shares)	$ 8.20

Service Class: Net Asset Value, offering price and redemption price per share ($159,777 ÷ 19,537 shares)	$ 8.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,828,262 ÷ 605,015 shares)	$ 7.98

Investor Class: Net Asset Value, offering price and redemption price per share ($7,343,125 ÷ 902,235 shares)	$ 8.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 128,070
Interest		220
Income from Fidelity Central Funds		479
Total income		128,769

Expenses
Management fee	$ 131,439
Transfer agent fees	29,385
Distribution and service plan fees	14,509
Accounting fees and expenses	8,419
Custodian fees and expenses	19,849
Independent trustees' compensation	122
Audit	51,307
Legal	97
Miscellaneous	193
Total expenses before reductions	255,320
Expense reductions	(42,612)	212,708
Net investment income (loss)		(83,939)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,164,333
Foreign currency transactions	2,583
Total net realized gain (loss)		2,166,916
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,059,297)
Assets and liabilities in foreign currencies	(154)
Total change in net unrealized appreciation (depreciation)		(4,059,451)
Net gain (loss)		(1,892,535)
Net increase (decrease) in net assets resulting from operations		$ (1,976,474)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (83,939)	$ (94,615)
Net realized gain (loss)	2,166,916	1,975,162
Change in net unrealized appreciation (depreciation)	(4,059,451)	1,939,765
Net increase (decrease) in net assets resulting from operations	(1,976,474)	3,820,312
Share transactions - net increase (decrease)	(3,845,163)	3,205,767
Total increase (decrease) in net assets	(5,821,637)	7,026,079

Net Assets
Beginning of period	23,362,715	16,336,636
End of period	$ 17,541,078	$ 23,362,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 7.21	$ 5.16	$ 10.09	$ 9.44
Income from Investment Operations
Net investment income (loss)C	(.03)	(.03)	(.02)F	(.02)	(.05)
Net realized and unrealized gain (loss)	(.78)	1.83	2.07	(4.89)	1.70
Total from investment operations	(.81)	1.80	2.05	(4.91)	1.65
Distributions from net realized gain	-	-	-	(.02)	(1.00)
Net asset value, end of period	$ 8.20	$ 9.01	$ 7.21	$ 5.16	$ 10.09
Total ReturnA,B	(8.99)%	24.97%	39.73%	(48.77)%	17.52%
Ratios to Average Net AssetsD,G
Expenses before reductions	1.10%	1.11%	1.33%	1.14%	1.07%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.90%	.90%
Expenses net of all reductions	.89%	.89%	.88%	.89%	.89%
Net investment income (loss)	(.29)%	(.41)%	(.27)%F	(.30)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,210	$ 7,769	$ 5,202	$ 4,734	$ 16,005
Portfolio turnover rateE	190%	149%	280%	292%	190%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 7.21	$ 5.16	$ 10.11	$ 9.45
Income from Investment Operations
Net investment income (loss)C	(.03)	(.04)	(.02)F	(.03)	(.06)
Net realized and unrealized gain (loss)	(.78)	1.82	2.07	(4.90)	1.71
Total from investment operations	(.81)	1.78	2.05	(4.93)	1.65
Distributions from net realized gain	-	-	-	(.02)	(.99)
Net asset value, end of period	$ 8.18	$ 8.99	$ 7.21	$ 5.16	$ 10.11
Total ReturnA,B	(9.01)%	24.69%	39.73%	(48.87)%	17.51%
Ratios to Average Net AssetsD,G
Expenses before reductions	1.18%	1.18%	1.38%	1.21%	1.14%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	.97%	.99%	.99%
Net investment income (loss)	(.39)%	(.50)%	(.37)%F	(.40)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 160	$ 258	$ 361	$ 446	$ 1,297
Portfolio turnover rateE	190%	149%	280%	292%	190%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.46)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.79	$ 7.05	$ 5.06	$ 9.92	$ 9.29
Income from Investment Operations
Net investment income (loss)C	(.05)	(.05)	(.03)F	(.04)	(.07)
Net realized and unrealized gain (loss)	(.76)	1.79	2.02	(4.80)	1.67
Total from investment operations	(.81)	1.74	1.99	(4.84)	1.60
Distributions from net realized gain	-	-	-	(.02)	(.97)
Net asset value, end of period	$ 7.98	$ 8.79	$ 7.05	$ 5.06	$ 9.92
Total ReturnA,B	(9.22)%	24.68%	39.33%	(48.90)%	17.32%
Ratios to Average Net AssetsD,G
Expenses before reductions	1.31%	1.31%	1.51%	1.35%	1.30%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.12%	1.14%	1.14%
Net investment income (loss)	(.54)%	(.65)%	(.52)%F	(.55)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,828	$ 6,053	$ 5,760	$ 4,469	$ 13,622
Portfolio turnover rateE	190%	149%	280%	292%	190%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 7.17	$ 5.13	$ 10.05	$ 9.41
Income from Investment Operations
Net investment income (loss)C	(.03)	(.04)	(.02)F	(.03)	(.07)
Net realized and unrealized gain (loss)	(.78)	1.82	2.06	(4.87)	1.70
Total from investment operations	(.81)	1.78	2.04	(4.90)	1.63
Distributions from net realized gain	-	-	-	(.02)	(.99)
Net asset value, end of period	$ 8.14	$ 8.95	$ 7.17	$ 5.13	$ 10.05
Total ReturnA,B	(9.05)%	24.83%	39.77%	(48.87)%	17.40%
Ratios to Average Net AssetsD,G
Expenses before reductions	1.16%	1.19%	1.42%	1.27%	1.17%
Expenses net of fee waivers, if any	.98%	.98%	.98%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.95%	.97%	1.04%
Net investment income (loss)	(.37)%	(.49)%	(.35)%F	(.39)%	(.61)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,343	$ 9,283	$ 5,013	$ 4,305	$ 10,073
Portfolio turnover rateE	190%	149%	280%	292%	190%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Growth Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,522,826
Gross unrealized depreciation	(2,743,678)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,220,852)

Tax Cost	$ 18,898,730

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (6,353,208)
Net unrealized appreciation (depreciation)	$ (1,221,588)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (5,081,123)
2017	(1,272,085)
Total with expiration	$ (6,353,208)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,735,806 and $44,442,691, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of. 35% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 224
Service Class 2	14,285
$ 14,509

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Initial Class	$ 8,296
Service Class	214
Service Class 2	4,486
Investor Class	16,389
$ 29,385

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,206 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $67 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fees, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	.90%	$ 13,673
Service Class	1.00%	387
Service Class 2	1.15%	8,990
Investor Class	.98%	16,325
		$ 39,375

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,237 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	289,291	425,011	$ 2,658,282	$ 3,446,070
Shares redeemed	(516,560)	(283,807)	(4,648,535)	(2,107,621)
Net increase (decrease)	(227,269)	141,204	$ (1,990,253)	$ 1,338,449
Service Class
Shares sold	317	314	$ 2,724	$ 2,538
Shares redeemed	(9,509)	(21,735)	(82,269)	(166,475)
Net increase (decrease)	(9,192)	(21,421)	$ (79,545)	$ (163,937)

Annual Report

8. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2
Shares sold	142,539	130,933	$ 1,251,254	$ 986,024
Shares redeemed	(226,366)	(258,663)	(1,925,948)	(1,986,135)
Net increase (decrease)	(83,827)	(127,730)	$ (674,694)	$ (1,000,111)
Investor Class
Shares sold	598,683	764,031	$ 5,369,282	$ 6,226,812
Shares redeemed	(734,073)	(425,677)	(6,469,953)	(3,195,446)
Net increase (decrease)	(135,390)	338,354	$ (1,100,671)	$ 3,031,366

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 71% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 25% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Strategies Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008/

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Initial Class ranked below its competitive median for 2010 and the total expense ratio of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0212
1.751800.111

Item 2. Code of Ethics

As of the end of the period, December 31, 2011, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Strategies and Value Strategies Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$52,000	$-	$5,800	$500
Dynamic Capital Appreciation Portfolio	$34,000	$-	$5,700	$300
Growth & Income Portfolio	$44,000	$-	$5,700	$400
Growth Opportunities Portfolio	$43,000	$-	$4,600	$300
Growth Strategies Portfolio	$29,000	$-	$5,700	$300
Value Strategies Portfolio	$42,000	$-	$6,500	$300

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$52,000	$-	$5,900	$-
Dynamic Capital Appreciation Portfolio	$33,000	$-	$5,600	$-
Growth & Income Portfolio	$44,000	$-	$5,600	$-
Growth Opportunities Portfolio	$42,000	$-	$4,500	$-
Growth Strategies Portfolio	$28,000	$-	$5,700	$-
Value Strategies Portfolio	$41,000	$-	$6,400	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Mid Cap Portfolio (the "Fund"):

Services Billed by PwC

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$56,000	$-	$3,100	$4,900

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$57,000	$-	$3,000	$5,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$610,000	$645,000
Tax Fees	$-	$-
All Other Fees	$430,000	$840,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$3,845,000	$2,505,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2011 A	December 31, 2010 A
PwC	$5,060,000	$5,020,000
Deloitte Entities	$1,170,000	$1,615,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 3012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 23, 2012